As filed with the Securities and Exchange Commission on December 26, 2019
Registration Nos. 333-70963; 811-09201
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 38     (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 31 (X)
COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
x	immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company
A Stock Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
(303) 737-3000
Executive Benefit VUL II  —  Prospectus
A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company in
connection with its COLI VUL-2 Series Account
Internet Availability of Portfolio Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Retirement Resource Operations Center at (800) 838-0650.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Retirement Resource Operations Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Portfolios available under your Policy.
This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”).
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.
The Policy allows “you,” the Owner, within certain limits to:
•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.
This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.
The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is December 26, 2019
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Summary of the Policy and its Benefits
This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.
1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.
2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.
3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.
4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.
5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (30 days for replacement policies), and depending on state law, receive (i) your Policy Value (less surrenders, withdrawals and distributions), or (ii) the greater of your Premiums, less any withdrawals, or your Policy Value. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.
6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.
Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.
You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.
7. Death Benefit. You may choose from among two death benefit options –
1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.
For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.
At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.
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After the first Policy Year, you may change your death benefit option once each Policy Year.
8. Account Value. Your Account Value will reflect -
1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.
9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.
There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.
You may withdraw a portion of your Account Value at any time while your Policy is in force.
A withdrawal may reduce your death benefit.
We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.
10. Supplemental Benefits. The following optional riders are available –
1.	term life insurance; and
2.	change of Insured (not available to individual Owners).
We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.
11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.
12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.
13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.
14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.
The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.
15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.
The minimum Policy loan amount is $500.
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16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.
17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.
18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.
Policy Risks
1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.
3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.
5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.
6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.
There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.
7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
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8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.
9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Fund Risks
The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates
*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
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Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.01 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.28% for Policy Years 1-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $10/month Current: $7.50/month

[1]	The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

[2]	The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.
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Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.01 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
*	Not available for individual Owners.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses4
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.61%
THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3. The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4. Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2018. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.
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Description of Depositor, Registrant, and Funds
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
The Series Account
The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Investment Options and Funds
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The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.
Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.
Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.
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Closed Divisions. Effective May 1, 2013, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2013, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2015, the Division investing in the VanEck VIP Emerging Markets Fund (Initial Class Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2015, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2019, the Divisions investing in the following Funds were closed to new Owners: Fidelity® Variable Insurance Products ContrafundSM Portfolio (Service Class 2 Shares); Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares) and Putnam VT International Growth Fund (Class IA Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Fund Investment Objectives. The investment objectives of the Funds are briefly described below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - advised by Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series I Shares) - seeks capital appreciation. OppenheimerFunds, Inc. is the sub-adviser to this Fund.
Invesco V.I. Global Real Estate Fund (Series I Shares) - seeks total return through growth of capital and current income. Invesco Asset Management Ltd is the sub-adviser to this Fund.
Invesco V.I. Health Care Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. International Growth Fund (Series I Shares) - seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Alger Portfolios – advised by Fred Alger Management, Inc.
Alger Small Cap Growth Portfolio (Class I-2 Shares)* - seeks long-term capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Capital Appreciation Fund (Class I Shares) - seeks capital growth.
American Century Investments® VP Mid Cap Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Investments® VP Ultra Fund (Class I Shares) - seeks long-term capital growth.
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American Century Investments® VP Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Variable Portfolios II, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Inflation Protection Fund (Class II Shares) - seeks long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series® - advised by Capital Research and Management Company
American Funds Insurance Series® Global Small Capitalization Fund (Class 2 Shares) - seeks long-term growth of capital.
American Funds Insurance Series® Growth Fund (Class 2 Shares) - seeks growth of capital.
American Funds Insurance Series® Growth-Income Fund (Class 2 Shares) - seeks to achieve long-term growth of capital and income.
American Funds Insurance Series® International Fund (Class 2 Shares) - seeks to provide investors with long-term growth of capital.
American Funds Insurance Series® New World Fund® (Class 2 Shares) - seeks long-term capital appreciation.
Blackrock Variable Series Funds, Inc. - advised by BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund (formerly BlackRock iShares® Dynamic Allocation V.I. Fund) (Class I Shares) - seeks to track the investment results of an index composed of global equities in the technology sector.
BlackRock Global Allocation V.I. Fund (Class I Shares) - seeks high total investment return.
BlackRock High Yield V.I. Fund (Class I Shares) - seeks to maximize total return, consistent with income generation and prudent investment management.
BNY Mellon Stock Index Fund, Inc. (formerly Dreyfus Stock Index Fund, Inc.) - advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon Stock Index Fund (formerly Dreyfus Stock Index Fund) (Initial Shares) - seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). Mellon Investments Corporation is the sub-adviser to this Fund.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) – advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon VIF International Equity Portfolio (formerly Dreyfus VIF International Equity Portfolio) (Initial Shares) - seeks capital growth. Newton Investment Management (North America) Limited is the sub-adviser to this Fund.
Columbia Funds Variable Insurance Trust - advised by Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Small Cap Value (Class 1 Shares)* - seeks long-term capital appreciation.
Davis Variable Account Fund, Inc. - advised by Davis Selected Advisors, L.P.
Davis Financial Portfolio - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Davis Value Portfolio* - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
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Delaware VIP® Trust – advised by Delaware Management Company
Delaware VIP® International Value Equity Series (Standard Class Shares) - seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series (Service Class Shares) - seeks capital appreciation.
Deutsche DWS Investments VIT Funds – advised by DWS Investment Management Americas, Inc.
DWS Small Cap Index VIP (Class A Shares) - seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Northern Trust Investments, Inc. is the sub-adviser to this Fund.
Deutsche DWS Variable Series I – advised by DWS Investment Management Americas, Inc.
DWS Core Equity VIP (Class A Shares) - seeks long-term growth of capital, current income and growth of income.
Deutsche DWS Variable Series II – advised by DWS Investment Management Americas, Inc.
DWS High Income VIP (Class A Shares) - seeks a high level of current income.
DWS Small Mid Cap Value VIP (Class A Shares)* - seeks long-term capital appreciation.
Eaton Vance Variable Trust – advised by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) - seeks to provide a high level of current income.
Federated Insurance Series – advised by Federated Investment Management Company
Federated High Income Bond Fund II (Primary Class Shares) - seeks high current income.
Fidelity Variable Insurance Products Fund II – advised by Fidelity Management & Research Company
Fidelity® Variable Insurance Products ContrafundSM Portfolio (Service Class 2 Shares)* - seeks long-term capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Emerging Markets Portfolio (Service Class 2 Shares) - seeks capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity Variable Insurance Products Fund III – advised by Fidelity Management & Research Company
Fidelity® Variable Insurance Products Mid Cap Portfolio (Service Class 2 Shares) - seeks long-term growth of capital. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares)* - seeks long-term capital appreciation.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares)* - seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC
Great-West Ariel Mid Cap Value Fund (Investor Class Shares) - seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.
Great-West Bond Index Fund (Investor Class Shares) - seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index.
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Great-West Core Bond Fund (Investor Class Shares) - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company LLP are the sub-advisers to this Fund.
Great-West Emerging Markets Equity Fund (Investor Class Shares) - seeks long-term capital appreciation. Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. are the sub-advisers to this Fund.
Great-West Global Bond Fund (Investor Class Shares) - seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. and Mellon Investments Corporation are the sub-advisers to the Fund.
Great-West Government Money Market Fund (Investor Class Shares) - seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Inflation-Protected Securities Fund (Investor Class Shares) - seeks real return consistent with the preservation of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West International Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West International Value Fund (Investor Class Shares) - seeks long-term capital growth. LSV Asset Management and Massachusetts Financial Services Company are the sub-advisers to this Fund.
Great-West Invesco Small Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.
Great-West Large Cap Growth Fund (Investor Class Shares) - seeks long-term growth of capital. Amundi Pioneer Asset Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.
Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) - seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.
Great-West Mid Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West Multi-Sector Bond Fund (Investor Class Shares) - seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor Class Shares) - seeks capital growth and current income. Putnam Investment Management, LLC is the sub-adviser to this Fund.
Great-West Real Estate Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, which track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) MidCap 400® Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) - seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index. ) Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
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Great-West Short Duration Bond Fund (Investor Class Shares) - seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Small Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. Lord, Abbett & Co. LLC and Peregrine Capital Management, LLC are the sub-advisers to the Fund.
Great-West T. Rowe Price Equity Income Fund (Investor Class Shares) - seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West U.S. Government Securities Fund (Investor Class Shares) - seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Lifetime Funds
Great-West Lifetime 2015 Fund (Investor Class Shares) - seeks income and secondarily, capital growth.
Great-West Lifetime 2020 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2020, it seeks income and secondarily capital growth.
Great-West Lifetime 2025 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth.
Great-West Lifetime 2030 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily capital growth.
Great-West Lifetime 2035 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth.
Great-West Lifetime 2040 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily capital growth.
Great-West Lifetime 2045 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth.
Great-West Lifetime 2050 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily capital growth.
Great-West Lifetime 2055 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth.
Great-West Lifetime 2060 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth.
Great-West Profile Funds
Each of the following Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile Fund (Investor Class Shares) - seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
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Great-West Moderate Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderately Conservative Profile Fund (Investor Class Shares) - seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Janus Aspen Series – advised by Janus Capital Management LLC
Janus Henderson Balanced Portfolio (Institutional Shares) - seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Enterprise Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio (Institutional Shares) - seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Global Technology Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Overseas Portfolio (Institutional Shares)* - seeks long-term growth of capital.
JPMorgan Insurance Trust – advised by J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) - seeks capital growth over the long term.
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) - seeks high total return.
Legg Mason Partners Variable Equity Trust – advised by Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
Lord Abbett Series Fund, Inc. – advised by Lord, Abbett & Co. LLC
Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares)* - seeks long-term growth of capital.
Lord Abbett Series Fund Total Return Portfolio (Class VC Shares) - seeks income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company
MFS® Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Mid Cap Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Research Series (Initial Class Shares) - seeks capital appreciation.
15

MFS® VIT Total Return Bond Series (Initial Class Shares) - seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® VIT Value Series (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company
MFS® VIT II International Growth Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company
MFS® VIT III Blended Research® Small Cap Equity Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) - seeks total return.
MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) - seeks capital appreciation.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) - seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares) - seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust – advised by Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio (Class I Shares) - seeks long-term growth of capital; current income is a secondary objective.
Putnam Variable Trust – advised by Putnam Investment Management, LLC
Putnam VT Equity Income Fund (Class IA Shares) - seeks capital growth and current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Global Asset Allocation Fund (Class IA Shares) - seeks long-term return consistent with preservation of capital. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
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Putnam VT Global Equity Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Growth Opportunities Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT High Yield Fund (Class IA Shares) - seeks high current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Income Fund (Class IB Shares) - seeks high current income consistent with what the manager believes to be prudent risk. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT International Growth Fund Class (Class IA Shares)* - seeks long-term capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT International Value Fund (Class IA Shares) - seeks capital growth; current income is a secondary objective. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Research Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Small Cap Value Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Sustainable Future Fund (Class IA Shares) - seeks capital appreciation and, as a secondary objective, current income. Putnam Investments Limited is the sub-adviser to this Fund.
Royce Capital Fund – advised by Royce & Associates, LP
Royce Small-Cap Portfolio (Service Class Shares)* - seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio (Portfolio-II Class Shares) - seeks to provide long-term capital growth; income is a secondary objective.
VanEck VIP Trust – advised by Van Eck Associates Corporation
VanEck VIP Emerging Markets Fund (Initial Class Shares)* - seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Global Hard Assets Fund (Initial Class Shares) - seeks long-term capital appreciation by investing primarily in hard asset securities; income is a secondary consideration.
Victory Variable Insurance Funds – advised by Victory Capital Management, Inc.
Victory RS Small Cap Growth Equity VIP Series (Class I Shares) - seeks long-term capital growth.
* The Sub-Account investing in this Portfolio is closed to new Owners.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
17

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
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The Fixed Account may not be available in all states.
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.
Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.
The general considerations applicable to such a purchase include the following:
1.	Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.
2.	Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.
3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.
4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.
5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.
6.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.
7.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.
8.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.
9.	In an employer-financed insurance purchase arrangement, the procedures described below in “Market Timing and Excessive Trading”, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described in this prospectus or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.
Charges and Deductions
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
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The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge and the return of expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
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Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.
The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.
If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes), but will not exceed the guaranteed maximum monthly risk rates based on the 2017 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2017 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.01 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge. We will deduct a maximum of $10 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10-15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $7.50 per Policy Month.
Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
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Surrender Charges. Your Policy has no surrender charges.
Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
General Description of Policy
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Policy Rights
Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.
When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
Policy Limitations
Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus below.
You may change your allocation percentages at any time by Request.
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Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:
•	Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;
•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.
The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.
Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we
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impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers.
You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.
Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its
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investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.
The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.
Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification. Upon notice to you, we may modify the Policy if such a modification –
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
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Account Value
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly mortality and expense risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.
We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.
Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.	is the net result of:
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•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
2.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.
The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•	Premiums, less Expense Charges, allocated to the Fixed Account; plus •Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.
During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in North Dakota) or two years within the date of reinstatement (one year if your Policy is issued in North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
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Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121” below.
Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.
Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.
Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company.
The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.
If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
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If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.
You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.
Change of Insured Rider (Not available to individual Owners). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.
Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
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You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
Non-Participating. The Policy does not pay dividends.
Premiums
Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
Free Look Period. During the free look period (ten days or the period required by your state), you may cancel your Policy. If you purchased your Policy as a replacement of an existing policy, the free look period is extended to 30 days from the date you received it. If you decide to cancel your Policy within the free look period, you must return the Policy to our Corporate Headquarters or an agent of Great-West. Policies returned during the free look period will be void from the start.
In states that require us to return Account Value if you cancel your Policy, net Premium will be allocated to the Divisions you select on your application. In those states, we will refund your Policy Value (less surrenders, withdrawals and distributions) as of the date we received your cancellation request. This amount may be higher or lower than your Premium payments depending on the investment performance, which means you bear the investment risk until we receive your Policy and notice of cancellation.
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In states that require us to return Premium if you cancel your Policy, net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. In those states, we will return the greater of Account Value (less any surrenders, withdrawals and distributions already received) or the amount of Premium received as of the date we received your cancellation request.
At the end of the free look period, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) you selected. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
In your Policy, the free look period is also referred to as the right to examine.
Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.
Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
Death Benefits
Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.
The Death Benefit payable on the Insured’s death will be paid in a lump sum unless the Owner elects to receive all or a portion of the Death Benefit Proceeds under a settlement option that the Company is then offering.

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The Company will pay interest on the Death Benefit Proceeds from the date of death. The Company will pay interest on the Death Benefit Proceeds at a rate established by the Company for funds left on deposit. Additional interest shall accrue at a rate of 10% annually beginning with the date that is 31 calendar days from the latest of (i), (ii), and (iii) to the date the claim is paid, where:
(i)	The date that due proof of death is received by the Company;
(ii)	The date the Company receives sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the Proceeds; and
(iii)	The date that legal impediments to the payment of Death Benefit Proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to the Company.

Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is –
•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•	If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
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Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.
Surrenders and Withdrawals
Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
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A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Loans
Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
Lapse and Reinstatement
Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
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The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•	you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.
A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.
The effective date of reinstatement will be the date the application for reinstatement is approved by us.
Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.
Federal Income Tax Considerations
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
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Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.
In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
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Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Exchanges. Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one life insurance contract for another. Generally, a life insurance contract issued in an exchange for another life insurance contract is treated for purposes of qualification under section 7702 of the Code as a new issue as of the date of the exchange. A contract’s status as a MEC cannot be changed as a result of an exchange. A MEC includes any life insurance contract that is received in exchange for a MEC.
Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
Distributions
Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•	First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.
•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•	Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
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3.	is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table or the 2017 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
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In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.
Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.
Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
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•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Legal Matters
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
The law firm of Carlton Fields, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.
Cyber Security Risks
Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the portfolios, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
Financial Statements
Great-West’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
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Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory financial statements of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
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Appendix A – Glossary of Terms
Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.
Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.
Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date – The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.
Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account – All of our assets other than those held in a separate investment account.
Initial Premium – The initial Premium amount specified in a Policy.
Insured – The person whose life is insured under the Policy.
Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date – The date on which we issue a Policy.
Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.
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MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.
NYSE – New York Stock Exchange.
Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month – The one-month period commencing on the same day of the month as the Policy Date.
Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.
Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC – The United States Securities and Exchange Commission.
Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act.
Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.
Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit – An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value – The value of each Unit in a Division.
Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.
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The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov.
Investment Company Act File No. 811-09201
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Great-West Life & Annuity Insurance Company
A Stock Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
(303) 737-3000
Executive Benefit VUL  — Prospectus
A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company in
connection with its COLI VUL-2 Series Account
Internet Availability of Portfolio Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Retirement Resource Operations Center at (800) 838-0650.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Retirement Resource Operations Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Portfolios available under your Policy.
This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.
The Policy allows “you,” the Owner, within certain limits to:
•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.
This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.
The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the
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information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is December 26, 2019

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Summary of the Policy and its Benefits
This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.
1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.
2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.
3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.
4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provided in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.
5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.
6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.
Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.
You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.
7. Death Benefit. You may choose from among two death benefit options –
1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.
For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.
At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.
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After the first Policy Year, you may change your death benefit option once each Policy Year.
8. Account Value. Your Account Value will reflect -
1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.
9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.
There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.
You may withdraw a portion of your Account Value at any time while your Policy is in force.
A withdrawal may reduce your death benefit.
We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.
10. Supplemental Benefits. The following optional riders are available –
1.	term life insurance; and
2.	change of Insured (not available to individual Owners).
We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.
11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.
12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.
13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.
14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.
The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.
15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.
The minimum Policy loan amount is $500.
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16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.
17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.
18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.
Policy Risks
1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.
3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.
5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.
6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.
There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.
7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
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8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.
9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Fund Risks
The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates
*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
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Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

[1]	The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

[2]	The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.
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Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000
*	Not available to individual Owners.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses4
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.61%
THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3. The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2018. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.
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Description of Depositor, Registrant, and Funds
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
The Series Account
The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Investment Options and Funds
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The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.
Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.
Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.
Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares); and Invesco V.I. Core Equity Fund (Series I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: Invesco V.I. Technology Fund (Series I Shares); Fidelity Variable Insurance Products Growth Portfolio (Service Class 2 Shares); Janus Henderson Global Research Portfolio (Institutional Shares); Great-West S&P Small Cap 600® Index Fund (Investor Class Shares); and Neuberger Berman AMT Mid Cap Growth Portfolio (Class I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2007, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2008, the Divisions investing in the Federated High Income Bond Fund II (Primary Class Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: DWS CROCI® U.S. VIP (formerly Deutsche CROCI® U.S. VIP) (Class A Shares); Fidelity Variable Investment Portfolio Investment Grade Bond Portfolio (Service Class 2 Shares); and VanEck VIP Emerging Markets Fund (Initial Class Shares). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund II (Primary Class Shares) is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2019, the Divisions investing in the Fidelity® Variable Insurance Products ContrafundSM Portfolio (Service Class 2 Shares), Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares) and Putnam VT International Growth Fund (Class IA Shares) was closed to new owners. Owners with amounts invested in these Funds as of May 1, 2019 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Fund Investment Objectives. The investment objectives of the Funds are briefly described below:
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AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - advised by Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series I Shares) - seeks capital appreciation. OppenheimerFunds, Inc. is the sub-adviser to this Fund.
Invesco V.I. Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. Global Real Estate Fund (Series I Shares) - seeks total return through growth of capital and current income. Invesco Asset Management Ltd is the sub-adviser to this Fund.
Invesco V.I. Health Care Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. International Growth Fund (Series I Shares) - seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. Technology Fund (Series I Shares)* - seeks long-term growth of capital.
Alger Portfolios – advised by Fred Alger Management, Inc.
Alger Small Cap Growth Portfolio (Class I-2 Shares)* - seeks long-term capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Capital Appreciation Fund (Class I Shares) - seeks capital growth.
American Century Investments® VP International Fund (Class I Shares)* - seeks capital growth.
American Century Investments® VP Mid Cap Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Investments® VP Ultra Fund (Class I Shares) - seeks long-term capital growth.
American Century Investments® VP Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Variable Portfolios II, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Inflation Protection Fund (Class II Shares) - seeks long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series® - advised by Capital Research and Management Company
American Funds Insurance Series® Global Small Capitalization Fund (Class 2 Shares) - seeks long-term growth of capital.
American Funds Insurance Series® Growth Fund (Class 2 Shares) - seeks growth of capital.
American Funds Insurance Series® Growth-Income Fund (Class 2 Shares) - seeks to achieve long-term growth of capital and income.
American Funds Insurance Series® International Fund (Class 2 Shares) - seeks to provide investors with long-term growth of capital.
American Funds Insurance Series® New World Fund® (Class 2 Shares) - seeks long-term capital appreciation.
Blackrock Variable Series Funds, Inc. - advised by BlackRock Advisors, LLC
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BlackRock Global Allocation V.I. Fund (Class I Shares) - seeks high total investment return.
BlackRock High Yield V.I. Fund (Class I Shares) - seeks to maximize total return, consistent with income generation and prudent investment management.
BlackRock 60/40 Target Allocation ETF V.I. Fund (formerly BlackRock iShares® Dynamic Allocation V.I. Fund) (Class I Shares) - seeks to track the investment results of an index composed of global equities in the technology sector.
BNY Mellon Stock Index Fund, Inc. (formerly Dreyfus Stock Index Fund, Inc.) - advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon Stock Index Fund (formerly Dreyfus Stock Index Fund) (Initial Shares) - seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). Mellon Investments Corporation is the sub-adviser to this Fund.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) – advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon VIF International Equity Portfolio (formerly Dreyfus VIF International Equity Portfolio) (Initial Shares) - seeks capital growth. Newton Investment Management (North America) Limited is the sub-adviser to this Fund.
Columbia Funds Variable Insurance Trust - advised by Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Small Cap Value (Class 1 Shares)* - seeks long-term capital appreciation.
Davis Variable Account Fund, Inc. - advised by Davis Selected Advisors, L.P.
Davis Financial Portfolio - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Davis Value Portfolio* - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Delaware VIP® Trust – advised by Delaware Management Company
Delaware VIP® International Value Equity Series (Standard Class Shares) - seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series (Service Class Shares) - seeks capital appreciation.
Deutsche DWS Investments VIT Funds – advised by DWS Investment Management Americas, Inc.
DWS Small Cap Index VIP (Class A Shares) - seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Northern Trust Investments, Inc. is the sub-adviser to this Fund.
Deutsche DWS Variable Series I – advised by DWS Investment Management Americas, Inc.
DWS Core Equity VIP (Class A Shares) - seeks long-term growth of capital, current income and growth of income.
Deutsche DWS Variable Series II – advised by DWS Investment Management Americas, Inc.
DWS CROCI® U.S. VIP (Class A Shares)* - seeks a high rate of total return.
DWS High Income VIP (Class A Shares) - seeks a high level of current income.
DWS Small Mid Cap Value VIP (Class A Shares)* - seeks long-term capital appreciation.
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Eaton Vance Variable Trust – advised by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) - seeks to provide a high level of current income.
Federated Insurance Series – advised by Federated Investment Management Company
Federated High Income Bond Fund II (Primary Class Shares)* - seeks high current income.
Federated Kaufmann Fund II (Primary Class Shares)* - seeks capital appreciation. Federated Global Investment Management Corp. is the sub-adviser to this Fund.
Fidelity Variable Insurance Products Fund – advised by Fidelity Management & Research Company
Fidelity® Variable Insurance Products Growth Portfolio (Service Class 2 Shares)* - seeks to achieve capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity Variable Insurance Products Fund II – advised by Fidelity Management & Research Company
Fidelity® Variable Insurance Products ContrafundSM Portfolio (Service Class 2 Shares)* - seeks long-term capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Emerging Markets Portfolio (Service Class 2 Shares) - seeks capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio (Service Class 2 Shares)* - seeks as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. (FIMM) is the sub-adviser to this Fund.
Fidelity Variable Insurance Products Fund III – advised by Fidelity Management & Research Company
Fidelity® Variable Insurance Products Mid Cap Portfolio (Service Class 2 Shares) - seeks long-term growth of capital. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares)* - seeks long-term capital appreciation.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares)* - seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC
Great-West Ariel Mid Cap Value Fund (Investor Class Shares) - seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.
Great-West Bond Index Fund (Investor Class Shares) - seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index.
Great-West Core Bond Fund (Investor Class Shares) - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company LLP are the sub-advisers to this Fund.
Great-West Emerging Markets Equity Fund (Investor Class Shares) - seeks long-term capital appreciation. Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. are the sub-advisers to this Fund.
Great-West Global Bond Fund (Investor Class Shares) - seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. and Mellon Investments Corporation are the sub-advisers to the Fund.
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Great-West Government Money Market Fund (Investor Class Shares) - seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Inflation-Protected Securities Fund (Investor Class Shares) - seeks real return consistent with the preservation of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West International Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West International Value Fund (Investor Class Shares) - seeks long-term capital growth. LSV Asset Management and Massachusetts Financial Services Company are the sub-advisers to this Fund.
Great-West Invesco Small Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.
Great-West Large Cap Growth Fund (Investor Class Shares) - seeks long-term growth of capital. Amundi Pioneer Asset Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.
Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) - seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.
Great-West Mid Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West Multi-Sector Bond Fund (Investor Class Shares) - seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor Class Shares) - seeks capital growth and current income. Putnam Investment Management, LLC is the sub-adviser to this Fund.
Great-West Real Estate Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, which track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) MidCap 400® Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Small Cap 600® Index Fund (Investor Class Shares)* - seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index. ) Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West Short Duration Bond Fund (Investor Class Shares) - seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Small Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. Lord, Abbett & Co. LLC and Peregrine Capital Management, LLC are the sub-advisers to the Fund.
Great-West T. Rowe Price Equity Income Fund (Investor Class Shares) - seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
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Great-West U.S. Government Securities Fund (Investor Class Shares) - seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Lifetime Funds
Great-West Lifetime 2015 Fund (Investor Class Shares) - seeks income and secondarily, capital growth.
Great-West Lifetime 2020 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2020, it seeks income and secondarily capital growth.
Great-West Lifetime 2025 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth.
Great-West Lifetime 2030 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily capital growth.
Great-West Lifetime 2035 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth.
Great-West Lifetime 2040 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily capital growth.
Great-West Lifetime 2045 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth.
Great-West Lifetime 2050 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily capital growth.
Great-West Lifetime 2055 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth.
Great-West Lifetime 2060 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth.
Great-West Profile Funds
Each of the following Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile Fund (Investor Class Shares) - seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderately Conservative Profile Fund (Investor Class Shares) - seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Janus Aspen Series – advised by Janus Capital Management LLC
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Janus Henderson Balanced Portfolio (Institutional Shares) - seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Enterprise Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio (Institutional Shares) - seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Global Research Portfolio (Institutional Shares)* - seeks long-term growth of capital.
Janus Henderson Global Technology Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Overseas Portfolio (Institutional Shares)* - seeks long-term growth of capital.
JPMorgan Insurance Trust – advised by J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) - seeks capital growth over the long term.
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) - seeks high total return.
Legg Mason Partners Variable Equity Trust – advised by Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
Lord Abbett Series Fund, Inc. – advised by Lord, Abbett & Co. LLC
Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares)* - seeks long-term growth of capital.
Lord Abbett Series Fund Total Return Portfolio (Class VC Shares) - seeks income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company
MFS® Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Mid Cap Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Research Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Total Return Bond Series (Initial Class Shares) - seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® VIT Value Series (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company
MFS® VIT II International Growth Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company
MFS® VIT III Blended Research® Small Cap Equity Portfolio (Initial Class Shares) - seeks capital appreciation.
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MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) - seeks total return.
MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) - seeks capital appreciation.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio (Class I Shares)* - seeks growth of capital.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) - seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares) - seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust – advised by Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio (Class I Shares) - seeks long-term growth of capital; current income is a secondary objective.
Putnam Variable Trust – advised by Putnam Investment Management, LLC
Putnam VT Equity Income Fund (Class IA Shares) - seeks capital growth and current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Global Asset Allocation Fund (Class IA Shares) - seeks long-term return consistent with preservation of capital. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Global Equity Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Growth Opportunities Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT High Yield Fund (Class IA Shares) - seeks high current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Income Fund (Class IB Shares) - seeks high current income consistent with what the manager believes to be prudent risk. Putnam Investments Limited is the sub-adviser to this Fund.
17

Putnam VT International Growth Fund Class (Class IA Shares)* - seeks long-term capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT International Value Fund (Class IA Shares) - seeks capital growth; current income is a secondary objective. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Research Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Sustainable Future Fund (Class IA Shares) - seeks capital appreciation and, as a secondary objective, current income. Putnam Investments Limited is the sub-adviser to this Fund.
Royce Capital Fund – advised by Royce & Associates, LP
Royce Small-Cap Portfolio (Service Class Shares)* - seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio (Portfolio-II Class Shares) - seeks to provide long-term capital growth; income is a secondary objective.
VanEck VIP Trust – advised by Van Eck Associates Corporation
VanEck VIP Emerging Markets Fund (Initial Class Shares)* - seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Global Hard Assets Fund (Initial Class Shares) - seeks long-term capital appreciation by investing primarily in hard asset securities; income is a secondary consideration.
Victory Portfolios – advised by Victory Capital Management, Inc.
Victory RS Small Cap Growth Equity VIP Series (Class I Shares) - seeks long-term capital growth.
* The Sub-Account investing in this Portfolio is closed to new Owners.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
18

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
The Fixed Account may not be available in all states.
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.
19

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.
The general considerations applicable to such a purchase include the following:
1.	Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.
2.	Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.
3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.
4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.
5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.
6.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.
7.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.
8.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.
9.	In an employer-financed insurance purchase arrangement, the procedures described in the “Market Timing & Excessive Trading” section below, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described below or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.
Charges and Deductions
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
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Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
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2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.
The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.
If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.
Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges. Your Policy has no surrender charges.
Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
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Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
General Description of Policy
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Policy Rights
Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.
When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
Policy Limitations
Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.
You may change your allocation percentages at any time by Request.
Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
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Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.
A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:
•	Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;
•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.
The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.
Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify,
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restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers.
You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.
Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
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Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.
Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification. Upon notice to you, we may modify the Policy if such a modification –
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
Account Value
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
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Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.
We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.
Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
2.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.
The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
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The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.
During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value
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among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121” below.
Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.
Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.
Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company.
The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.
If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.
You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.
Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative
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expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.
Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
Non-Participating. The Policy does not pay dividends.
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Premiums
Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.
Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.
Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Government Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.
Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may
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not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.
Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
Death Benefits
Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.
We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is –
•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
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•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•	If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.
Surrenders and Withdrawals
Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
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We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Loans
Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
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Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
Lapse and Reinstatement
Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•	you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.
A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.
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The effective date of reinstatement will be the date the application for reinstatement is approved by us.
Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.
Federal Income Tax Considerations
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
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Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.
In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
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Distributions
Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•	First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.
•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•	Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.	is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
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Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.
Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.
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Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Legal Matters
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
The law firm of Carlton Fields, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.
Cyber Security Risks
Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or
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digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the Funds, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
Financial Statements
Great-West’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory financial statements of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
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Appendix A – Glossary of Terms
Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.
Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.
Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date – The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.
Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account – All of our assets other than those held in a separate investment account.
Initial Premium – The initial Premium amount specified in a Policy.
Insured – The person whose life is insured under the Policy.
Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date – The date on which we issue a Policy.
Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.
NYSE – New York Stock Exchange.
Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month – The one-month period commencing on the same day of the month as the Policy Date.
Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.
Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.
Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC – The United States Securities and Exchange Commission.
Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act.
Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.
Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit – An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

Appendix B
Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011
Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.
1.	Different Cost of Insurance Charge Amounts
Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” in this prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.
The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
2.	Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000
Mortality and Expense Risk Charge2	Monthly	Guaranteed: 0.90% annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000
*	Not available to individual Owners.
3.	Paid-Up Life Insurance
For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed in this prospectus.
4.	Term Life Insurance Rider
For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed in the “Term Life Insurance Rider” section of this prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
5.	Fixed Account
For the Pre-2009 Policy, the Fixed Account is not an available investment option.
6.	Definition of Account Value
Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits. Reports and other information about the Series Account are available on the SEC’s website at www.sec.gov.
Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT
Flexible Premium Variable
Universal Life Insurance Policies
Issued by:
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated December 26, 2019, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.
December 26, 2019
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ii

General Information and History of Great-West and the Series Account
Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.
We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
State Regulation
We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The statutory financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Underwriters
The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
GWFS Equities has received no underwriting commissions in connection with this offeringin each of the last three fiscal years.
Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other
1

registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.
Underwriting Procedures
We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.
Illustrations
Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.
Financial Statements
The financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.
2

AUDITED FINANCIAL REPORT

Great-West Life & Annuity Insurance Company (A wholly-owned subsidiary of GWL&A Financial Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2018 and 2017 and

Related Statutory Statements of Operations,

Changes in Capital and Surplus and Cash Flows for Each of the Three Years in the Period Ended December 31, 2018 and Report of Independent Registered Public Accounting Firm

2

Deloitte & Touche LLP 1601 Wewatta Street Suite 400 Denver, CO 80202-3942 USA Tel: 1 303 292 5400 Fax: 1 303 312 4000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

Opinion on the Statutory Financial Statements

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company (the "Company") (a wholly-owned subsidiary of GWL&A Financial Inc.), as of December 31, 2018 and 2017, the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the "statutory financial statements"). In our opinion, because of the effects of the matters discussed in the following paragraph, the statutory financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, as described in Note 1 to the statutory financial statements.

Basis for Opinion

These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's statutory financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing

3

an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statutory financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statutory financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the statutory financial statements, the accompanying statutory financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company, as portions of certain expenses represent allocations made from affiliates.

Denver, Colorado

March 19, 2019

We have served as the Company’s auditor since 1981

4

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2018 and 2017

(In Thousands, Except Share Amounts)

	December 31,
	2018	2017

Admitted assets:

Cash and invested assets:

Bonds	$20,654,118	$19,944,862

Common stock	131,883	107,977

Mortgage loans (net of allowances of $746 and $746)	4,206,865	3,871,338

Real estate occupied by the company	37,555	36,302

Real estate held for the production of income	1,407	1,466

Contract loans	4,122,637	4,078,669

Cash, cash equivalents and short-term investments	229,003	242,084

Securities lending collateral assets	45,102	—

Other invested assets	606,787	566,187

Total cash and invested assets	30,035,357	28,848,885

Investment income due and accrued	284,303	279,822

Premiums deferred and uncollected	25,795	15,919

Reinsurance recoverable	8,090	7,090

Current federal income taxes recoverable	71,875	16,535

Deferred income taxes	150,497	149,315

Due from parent, subsidiaries and affiliates	50,107	67,355

Cash value of company owned life insurance	272,606	264,798

Other assets	231,965	163,388

Assets from separate accounts	24,654,916	28,197,122

Total admitted assets	$55,785,511	$58,010,229

See notes to statutory financial statements.	Continued

5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2018 and 2017

(In Thousands, Except Share Amounts)

	December 31,
	2018	2017

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$27,501,121	$26,587,834

Aggregate reserves for accident and health policies	276,762	272,539

Liability for deposit-type contracts	189,895	206,134

Life and accident and health policy and contract claims	123,705	120,537

Provision for policyholders’ dividends	31,184	38,872

Liability for premiums received in advance	13,926	12,768

Liability for contract deposit funds	150,981	174,296

Unearned investment income	622	4,483

Asset valuation reserve	204,393	203,546

Interest maintenance reserve	50,674	82,238

Due to parent, subsidiaries and affiliates	41,735	52,081

Commercial paper	98,859	99,886

Payable under securities lending agreements	45,102	—

Repurchase agreements	664,650	—

Other liabilities	410,076	828,393

Liabilities from separate accounts	24,654,907	28,197,113

Total liabilities	54,458,592	56,880,720

Commitments and contingencies (see Note 20)

Capital and surplus:

Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $1 par value; 50,000,000 shares authorized; 7,320,176 shares issued and outstanding	7,320	7,320

Surplus notes	591,699	539,930

Gross paid in and contributed surplus	710,271	706,178

Unassigned funds	17,629	(123,919)

Total capital and surplus	1,326,919	1,129,509

Total liabilities, capital and surplus	$55,785,511	$58,010,229

See notes to statutory financial statements.	Concluded

6

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016

Income:

Premium income and annuity consideration	$7,592,609	$5,270,518	$(397,783)

Net investment income	1,307,387	1,266,963	1,235,841

Amortization of interest maintenance reserve	24,863	22,045	23,253

Commission and expense allowances on reinsurance ceded	5,211	31,582	5,785

Fee income from separate accounts	160,573	160,280	151,744

Reserve adjustment on reinsurance ceded	(1,975,763)	(490,424)	5,627,638

Miscellaneous income	250,272	220,204	154,696

Total income	7,365,152	6,481,168	6,801,174

Expenses:

Death benefits	380,057	276,519	341,292

Annuity benefits	228,530	203,679	202,093

Disability benefits and benefits under accident and health policies	41,719	44,208	41,580

Surrender benefits	5,895,938	4,992,338	4,330,313

Increase in aggregate reserves for life and accident and health policies and contracts	917,510	915,763	1,139,669

Other benefits	10,528	12,032	11,991

Total benefits	7,474,282	6,444,539	6,066,938

Commissions	196,489	199,814	181,567

Other insurance expenses	488,250	522,610	544,488

Net transfers from separate accounts	(1,112,465)	(944,644)	(101,482)

Total benefit and expenses	7,046,556	6,222,319	6,691,511

Net gain from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	318,596	258,849	109,663

Dividends to policyholders	31,276	38,782	45,842

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	287,320	220,067	63,821

Federal income tax (benefit) expense	(17,604)	50,584	(37,932)

Net gain from operations before net realized capital gains (losses)	304,924	169,483	101,753

Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	10,576	535	(1,096)

Statutory net income	$315,500	$170,018	$100,657

See notes to statutory financial statements.

7

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016
Capital and surplus, beginning of year	$1,129,509	$1,053,333	$1,114,764

Statutory net income	315,500	170,018	100,657

Dividends to stockholder	(152,295)	(145,301)	(125,691)

Change in net unrealized capital (losses) gains, net of income taxes	(11,491)	(17,021)	(32,223)

Change in minimum pension liability, net of income taxes	3,824	2,459	(1,863)

Change in asset valuation reserve	(846)	(18,503)	6,171

Change in non-admitted assets	28,921	96,814	(47,306)

Change in net deferred income taxes	(40,732)	(110,528)	16,605

Change in liability for reinsurance in unauthorized companies	—	2	—

Capital paid-in	—	27	60

Surplus paid-in	4,093	86,480	22,359

Change in capital and surplus as a result of separate accounts	(208)	(211)	(150)

Change in unrealized foreign exchange capital (losses) gains	(1,125)	(88)	(78)

Change in surplus note	51,769	12,028	28

Net change in capital and surplus for the year	197,410	76,176	(61,431)

Capital and surplus, end of year	$1,326,919	$1,129,509	$1,053,333

See notes to statutory financial statements.

8

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016

Operating activities:

Premium income, net of reinsurance	$5,352,630	$5,208,527	$5,910,875

Investment income received, net of investment expenses paid	1,136,338	1,111,282	1,080,450

Other miscellaneous expense received (paid)	160,008	(77,825)	(23,874)

Benefit and loss related payments, net of reinsurance	(6,417,233)	(5,393,966)	(4,671,246)

Net transfers to separate accounts	1,097,423	909,388	99,783

Commissions, other expenses and taxes paid	(644,838)	(669,995)	(687,938)

Dividends paid to policyholders	(38,959)	(46,583)	(51,521)

Federal income taxes (paid) received, net	(38,241)	(15,138)	15,711

Net cash provided by operating activities	607,128	1,025,690	1,672,240

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	3,351,579	5,719,282	7,202,702

Stocks	3,704	14,597	1,539

Mortgage loans	357,545	399,982	365,790

Real estate	—	—	1,457

Other invested assets	25,233	14,614	9,883

Net gains on cash, cash equivalents and short-term investments	—	(1)	13

Miscellaneous proceeds	22,212	—	40,414

Cost of investments acquired:

Bonds	(3,398,701)	(6,023,940)	(8,434,227)

Stocks	(38,742)	(99)	(19)

Mortgage loans	(697,245)	(844,304)	(688,991)

Real estate	(4,319)	(2,980)	(2,006)

Other invested assets	(36,870)	(31,194)	(3,985)

Miscellaneous applications	(39,654)	(67,286)	(4,708)

Net change in contract loans and premium notes	(1,355)	(12,161)	6,809

Net cash used in investing activities	(456,613)	(833,490)	(1,505,329)

Financing and miscellaneous activities:

Surplus notes	51,410	12,000	—

Capital and paid in surplus	3,325	84,944	20,306

Deposit-type contract withdrawals, net of deposits	(18,908)	(21,673)	(22,342)

Dividends to stockholder	(152,295)	(145,301)	(125,691)

Funds (repaid) borrowed, net	(1,027)	2,348	4,167

Change in due to/from parent, subsidiaries and affiliates	6,013	1,485	5,987

Employee taxes paid for withheld shares	(78)	(818)	(517)

Other	(51,605)	(70,011)	(38,528)

Net cash used in financing and miscellaneous activities	(163,165)	(137,026)	(156,618)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(12,650)	55,174	10,293

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	242,084	186,910	176,617

End of year	$229,434	$242,084	$186,910

The cash, cash equivalents and short-term investments and restricted cash balance at December 31, 2018 includes $431 of restricted cash which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

9

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016

Non-cash investing and financing transactions during the year:

Share-based compensation expense	$768	$1,563	$(2,113)

Assets received from limited partnership investment distributions	—	—	(10)

Fair value of assets acquired in settlement of bonds	28,815	9,659	—

See notes to statutory financial statements.	Concluded

10

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with initial remaining maturities of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

11

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred, and are accounted for as secured borrowings. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting

12

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

The excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. Under GAAP, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

As prescribed by the NAIC, ceded reserves are limited to the amount of direct reserves. Ceded aggregate reserves and policy and contract claim liabilities are netted against aggregate reserves for life policies and contracts for statutory accounting purposes. Under GAAP, these items are reported as reinsurance recoverable.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

13

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions are amortized to the call or maturity value/date which produces the lowest asset value.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

14

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•

Limited partnership interests are included in other invested assets and are accounted for using either net asset value per share (“NAV”) as a practical expedient to fair value or the equity method of accounting with changes in these values recognized in unassigned surplus in the period of change. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations.

•

Common stocks, other than stocks of subsidiaries, are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market securities that are traded in an active market, and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments. Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or re-pledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred, and are accounted for as secured borrowings. Proceeds of the sale are reinvested in other securities and may

15

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

16

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold, but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For bond and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

○	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

17

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred. There were no transfers during the year.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

18

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2018 and 2017.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2018, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 8% equity and 92% fixed income.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities.    The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

2. Accounting Changes

Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving (“PBR”) as a new method for calculating life insurance policy reserves. In cases where the PBR reserve is higher, it will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. PBR is effective for 2017; however, companies are permitted to delay implementation until January 1, 2020. The Company will defer implementation for life and fixed annuity contracts until January 1, 2020 and is currently evaluating impact of adoption of PBR on its statutory financial statements.

In 2018, the Statutory Accounting Principles Working Group adopted, as final, a new SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, and a corresponding Issue Paper No. 159, Special Accounting for Limited Derivatives. The new

20

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

SSAP, which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees, was adopted with an effective date of January 1, 2020, with early adoption permitted as of January 1, 2019. The Company is currently evaluating impact of adoption of this elective guidance on its statutory financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial
Description	Related party	2018	2017	2016	statement line

Provides corporate support service	Insurance affiliates: Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”)(1), Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”)(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2)	$(15,522)	$(14,610)	$(14,895)	Other insurance benefits and expenses
	Non-insurance affiliates: FASCore, LLC (“FASCore”)(1), Advised Assets Group, LLC (“AAG”)(1), Great-West Capital Management, LLC (“GWCM”)(1), Great-West Trust Company, LLC (“GWTC”)(1), GWFS Equities, Inc. (“GWFS”)(1), Great-West Financial Retirement Plan Services (“Great-West RPS”)(1), Emjay, Inc.(1), MAM Holding Inc.(2) and Putnam(3)	(142,424)	(113,504)	(102,698)
	Total	(157,946)	(128,114)	(117,593)

Receives corporate support services	Insurance affiliates: CLAC(1) and Great-West Life(1)	1,711	1,966	1,999	Other insurance
	Non-insurance affiliates: Putnam(2) and Great West Global(2)	3,381	3,128	5,922	benefits and expenses

	Total	5,092	5,094	7,921

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	198,976	202,880	203,288	Other income

Provides record-keeping services	Non-insurance affiliates: GWTC(1)	38,200	30,517	21,110	Other income

	Non-insurance related party: Great-West Funds(4)	65,281	65,743	57,867

	Total	103,481	96,260	78,977
Receives record-keeping services	Insurance affiliate: GWL&A NY(1)	(2,551)	(2,423)	(2,096)	Other income
	Non-insurance affiliates: FASCore(1)and GWTC(1)	(342,803)	(316,923)	(291,945)
	Total	(345,354)	(319,346)	(294,041)

Receives custodial services	Non-insurance affiliate: GWTC(1)	(12,410)	(11,854)	(11,125)	Other income

Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam(3)	9,140	9,611	12,261	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(4) An open-end management investment company, a related party of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2018, 2017 and 2016, these purchases totaled $169,857, $292,774 and $183,365 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $284,278 and $335,311 at December 31, 2018 and 2017, respectively, which is also included in the assets and liabilities of the general account at those dates.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2018	2017
GWFS(1)	On account	On demand	$34,394	$37,770

CLAC(2)	On account	On demand	—	20,063

GWTC(1)	On account	On demand	5,489	4,008

GWCM(1)	On account	On demand	1,367	2,179

AAG(1)	On account	On demand	3,088	994

GWSC(1)	On account	On demand	1,418	878

Putnam(3)	On account	On demand	4,027	—

Great-West RPS(1)	On account	On demand	324	595

Other related party receivables	On account	On demand	—	868

Total			$50,107	$67,355

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2018	2017
FASCore(1)	On account	On demand	$35,385	$46,371

Putnam(3)	On account	On demand	770	3,432

CLAC(2)	On account	On demand	4,032	—

Other related party payables	On account	On demand	1,548	2,278

Total			$41,735	$52,081

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

Included in current federal income taxes recoverable at December 31, 2018 and 2017 is $72,188 and $17,456, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company (paid) received cash payments of $(42,577) and $171 from its subsidiary, GWSC, in 2018 and 2017, respectively, for the utilization of GWSC’s operating loss carryforward amounts under the terms of its tax sharing agreement. Additionally, during the years ended December 31, 2018, 2017 and 2016, the Company received interest income of $2,527, $3,044 and $2,733, respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2018, the Company received dividends and return of capital of $106,000 and $680, respectively, from its subsidiaries, the largest being $42,000 from AAG. During the year ended December 31, 2017, the Company received dividends and return of capital of $82,500 and $1,150, respectively, from its subsidiaries, the largest being $35,000 from FASCore.

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During the years ended December 31, 2018 and 2017, the Company paid cash dividends to GWL&A Financial in the amounts of $152,295 and $145,301, respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2018
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$6,306	$926	$22	$7,210

U.S. states, territories and possessions	1,025,470	91,508	672	1,116,306

Political subdivisions of states and territories	842,211	63,945	2,034	904,122

Special revenue and special assessments	687	4	—	691

Industrial and miscellaneous	12,849,382	237,900	321,254	12,766,028

Parent, subsidiaries and affiliates	15,102	—	—	15,102

Hybrid securities	234,411	77	31,209	203,279

Loan-backed and structured securities	5,680,549	91,517	96,761	5,675,305

Total bonds	$20,654,118	$485,877	$451,952	$20,688,043

	December 31, 2017
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$11,547	$1,603	$12	$13,138

U.S. states, territories and possessions	1,054,936	130,027	123	1,184,840

Political subdivisions of states and territories	949,988	89,898	1,486	1,038,400

Special revenue and special assessments	1,993	62	—	2,055

Industrial and miscellaneous	12,536,852	537,262	60,617	13,013,497

Parent, subsidiaries and affiliates	19,912	—	—	19,912

Hybrid securities	236,060	6,354	8,213	234,201

Loan-backed and structured securities	5,133,574	168,214	30,288	5,271,500

Total bonds	$19,944,862	$933,420	$100,739	$20,777,543

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2018
	Book/adjusted carrying value	Fair value
Due in one year or less	$767,254	$777,131

Due after one year through five years	3,834,629	3,863,897

Due after five years through ten years	6,883,504	6,803,249

Due after ten years	3,527,628	3,607,680

Loan-backed and structured securities	5,670,623	5,665,599

Total bonds	$20,683,638	$20,717,556

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

23

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2018	2017 2016
Proceeds from sales	$12,788,008	$17,492,392	$23,931,241

Gross realized gains from sales	32,672	34,506	80,975

Gross realized losses from sales	30,960	56,354	34,646

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2018
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$116	$4	$818	$19	$934	$23

U.S. states, territories and possessions	42,429	360	11,365	312	53,794	672

Political subdivisions of states and territories	103,774	1,115	28,604	919	132,378	2,034

Industrial and miscellaneous	6,334,837	235,993	2,763,614	201,312	9,098,451	437,305

Hybrid securities	104,167	13,710	88,517	17,498	192,684	31,208

Loan-backed and structured securities	2,462,938	46,794	1,568,844	53,417	4,031,782	100,211

Total bonds	$9,048,261	$297,976	$4,461,762	$273,477	$13,510,023	$571,453

Total number of securities in an unrealized loss position		815		475		1,290

	December 31, 2017
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$860	$12	$—	$—	$860	$12

U.S. states, territories and possessions	11,794	125	—	—	11,794	125

Political subdivisions of states and territories	13,114	56	43,949	1,430	57,063	1,486

Industrial and miscellaneous	1,911,630	17,016	1,708,202	74,659	3,619,832	91,675

Hybrid securities	—	—	106,351	8,214	106,351	8,214

Loan-backed and structured securities	1,530,747	12,379	694,016	19,586	2,224,763	31,965

Total bonds	$3,468,145	$29,588	$2,552,518	$103,889	$6,020,663	$133,477

Total number of securities in an unrealized loss position		328		257		585

Bonds - Total unrealized losses and OTTI increased by $437,983, or 328%, from December 31, 2017 to December 31, 2018. The increase in unrealized losses was across all asset classes and reflects higher interest rates at December 31, 2018 compared to December 31, 2017, resulting in lower valuations of these bonds.

Total unrealized losses greater than twelve months increased by $169,588 from December 31, 2017 to December 31, 2018. Industrial and miscellaneous account for 74%, or $201,312, of the unrealized losses and OTTI greater than twelve months at December 31, 2018. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

24

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Loan-backed and structured securities account for 20%, or $53,417, of the unrealized losses and OTTI greater than twelve months at December 31, 2018. Of the $53,417 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 99% or $52,708 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 19% and 18% of total invested assets at December 31, 2018 and 2017, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $36,177 and $106,038 as of December 31, 2018 and 2017, respectively. The Company had pledged collateral related to these derivatives of $0 and $42,750 as of December 31, 2018 and 2017, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2018 the fair value of assets that could be required to settle the derivatives in a net liability position was $36,177.

At December 31, 2018 and 2017, the Company had pledged $30,220 and $42,750, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $71,280 and $14,332 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2018 and 2017, the Company had pledged U.S. Treasury bills in the amount of $8,197 and $3,215, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

25

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

The following tables summarize derivative financial instruments:

	December 31, 2018
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$22,300	$—	$6,248

Cross-currency swaps	886,018	55,808	39,109

Total derivatives designated as hedges	908,318	55,808	45,357

Derivatives not designated as hedges:

Interest rate swaps	636,500	(13,645)	(12,775)

Futures on equity indices	137,829	5,920	(786)

Interest rate futures	53,000	2,276	37

Interest rate swaptions	194,330	173	173

Cross-currency swaps	573,703	26,208	24,945

Total derivatives not designated as hedges	1,595,362	20,932	11,594

Total cash flow hedges, and derivatives not designated as hedges	$2,503,680	$76,740	$56,951

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2017
	Notional amount	Net book/adjusted carrying value	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$388,800	$—	$28,725

Cross-currency swaps	800,060	4,710	(31,358)

Total cash flow hedges	1,188,860	4,710	(2,633)

Derivatives not designated as hedges:

Interest rate swaps	519,100	(3,911)	(3,911)

Futures on equity indices	22,074	857	77

Interest rate futures	60,700	2,358	(5)

Interest rate swaptions	164,522	75	75

Cross-currency swaps	612,733	(21,279)	(21,279)

Total derivatives not designated as hedges	1,379,129	(21,900)	(25,043)

Total cash flow hedges and derivatives not designated as hedges	$2,567,989	$(17,190)	$(27,676)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2018	2017	2016

Derivatives not designated as hedging instruments:

Interest rate swaps	$(8,039)	$130	$(4,901)

Interest rate swaptions	198	(54)	196

Futures on equity indices	297	(363)	531

Interest rate futures	159	48	(37)

Cross-currency swaps	32,525	(39,021)	44,541

Total	$25,140	$(39,260)	$40,330

Securities Lending

Securities classified as industrial and miscellaneous with a cost or amortized cost of $47,218 and estimated fair values of $43,425 were on loan under the program at December 31, 2018. There were no securities on loan at December 31, 2017. The Company received cash of $45,102 as collateral at December 31, 2018.

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The cash collateral received of $45,102 was reinvested into short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

27

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Dollar Repurchase Agreements

Dollar repurchase agreements with a book/adjusted carrying value of $688,765 at December 31, 2018, was included with bonds in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus. At December 31, 2018, the obligation of $664,650 to repurchase the agreements at a later date was recorded in repurchase agreements liabilities. The following table summarizes the securities underlying the dollar repurchase agreements at December 31, 2018:

	December 31, 2018
Issuer	Book/adjusted carrying value	Fair value	Maturity

FHLMC	$66,283	$64,754	1/1/2034

FHLMC	482,628	471,162	1/1/2049

FNMA	35,506	34,925	1/1/2034

FNMA	104,348	101,971	1/1/2049

Total	$688,765	$672,812

There were no dollar repurchase agreements open at December 31, 2017.

The cash collateral of $664,791 related to the dollar repurchase agreement program at December 31, 2018 was primarily reinvested into investment grade corporate securities with a book/adjusted carrying value of $664,791 and fair value of $657,553, with maturities greater than 3 years.

Reverse Repurchase Agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $11,200 and $23,200 at December 31, 2018 and December 31, 2017, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $11,424 and $23,664 at December 31, 2018 and December 31, 2017, respectively.

28

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted Assets

The following tables summarize collateral pledged by the Company and investments on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements:

	December 31, 2018
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$45,102	$—	$—	$—	$45,102	$—	$45,102	$—	$45,102	0.08%	0.08%

Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%

Subject to reverse repurchase agreements	11,200	—	—	—	11,200	23,200	(12,000)	—	11,200	0.02%	0.02%
Subject to dollar repurchase agreements	688,765	—	—	—	688,765	—	688,765	—	688,765	1.23%	1.23%

On deposit with states	4,443	—	—	—	4,443	4,351	92	—	4,443	0.01%	0.01%

On deposit with other regulatory bodies	603	—	—	—	603	627	(24)	—	603	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	8,197	—	—	—	8,197	3,388	4,809	—	8,197	0.02%	0.02%

Other collateral	5,320	—	—	—	5,320	—	5,320	—	5,320	0.01%	0.01%

Derivative cash collateral	30,220	—	—	—	30,220	42,751	(12,531)	—	30,220	0.05%	0.05%

Other restricted assets	1,259	—	—	—	1,259	228	1,031	—	1,259	0.00%	0.00%

Total Restricted Assets	$795,109	$—	$—	$—	$795,109	$74,545	$720,564	$—	$795,109	1.42%	1.43%

	December 31, 2017
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:
Subject to reverse repurchase agreements	$23,200	$—	$—	$—	$23,200	$—	$23,200	$—	$23,200	0.000%	0.000%

On deposit with states	4,351	—	—	—	4,351	4,350	1	—	4,351	0.000%	0.000%

On deposit with other regulatory bodies	627	—	—	—	627	513	114	—	627	0.000%	0.000%

Other restricted assets	228	—	—	—	228	581	(353)	—	228	0.000%	0.000%

Pledged as collateral not captured in other categories:

Futures margin deposits	3,215	—	173	—	3,388	3,570	(182)	—	3,388	0.000%	0.000%

Derivative cash collateral	42,750	—	1	—	42,751	—	42,751	—	42,751	0.000%	0.000%

Total Restricted Assets	$74,371	$—	$174	$—	$74,545	$9,014	$65,531	$—	$74,545	0.000%	0.000%

29

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net Investment Income

The following table summarizes net investment income:

	Years Ended December 31,
	2018	2017 2016

Bonds	$822,645	$817,282	$787,272

Common stock	221	425	633

Mortgage loans	169,415	164,055	151,505

Real estate	26,557	25,979	25,401

Contract loans	199,507	198,672	198,846

Cash, cash equivalents and short-term investments	4,749	6,556	7,030

Derivative instruments	16,308	16,216	10,029

Other invested assets	125,821	100,134	116,701

Miscellaneous	1,896	4,552	1,761

Gross investment income	1,367,119	1,333,871	1,299,178

Expenses	(59,732)	(66,908)	(63,337)

Net investment income	$1,307,387	$1,266,963	$1,235,841

The amount of interest incurred and charged to investment expense during the years ended December 31, 2018, 2017 and 2016 was $22,070, $29,278 and $31,042, respectively.

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2018	2017	2016

Net realized capital gains (losses), before federal income tax	$4,905	$(19,270)	$46,048

Less: Federal income tax	1,030	(6,745)	16,117

Net realized capital gains (losses), before IMR transfer	3,875	(12,525)	29,931
Net realized capital gains (losses) transferred to IMR, net of federal income tax of ($1,781), ($7,032) and $16,707, respectively	(6,701)	(13,060)	31,027

Net realized capital gains (losses), net of federal income tax expense (benefit) of $2,811, $287 and ($590), respectively, and IMR transfer	$10,576	$535	$(1,096)

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2018	2017

Industrial and miscellaneous	56%	56%

	Concentration by industry
	December 31,
	2018	2017

Financial services	14%	13%

Utilities	8%	10%

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GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Mortgage Loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,207,611 and $3,872,084 as of December 31, 2018 and 2017, respectively. These mortgages were current as of December 31, 2018 and 2017.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2018 and 2017 were 4.61% and 4.23%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2018 and 2017 were 3.51% and 3.17%, respectively.

During 2018 and 2017, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 69% and 69%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2018 and 2017:

	Year ended December 31,

	2018	2017

Beginning balance	$745	$2,713

Additions charged to operations	—	157

Direct write-downs charged against the allowances	—	(600)

Recoveries of amounts previously charged off	—	(1,525)

Ending balance	$745	$745

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2018	2017

Multi-family	37%	39%

Industrial	29%	25%

Office	17%	17%

Retail	10%	11%

Other	7%	8%

	100%	100%

	Concentration by geographic area

	December 31,

	2018	2017

Pacific	35%	36%

East North Central	18%	16%

South Atlantic	14%	13%

Middle Atlantic	10%	11%

Mountain	9%	10%

Other	8%	8%

West South Central	6%	6%

	100%	100%

31

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Troubled Debt Restructuring

After being impaired in 2016, a security classified as industrial and miscellaneous was subject to a troubled debt restructuring in August 2017, under which the original security with a recorded investment, after impairments, of $11,710 was extinguished in exchange for new assets. Cash, equities, receivable and debt in the amounts of $1,887, $6,591, $164 and $3,068, respectively, were acquired in full satisfaction of the original debt. The new debt has extended the maturity date from December 30, 2017 to August 1, 2022 and the interest rate increased from 7% to 8%. Upon consummation of the troubled debt restructuring, a total realized capital loss of $7,789 was recorded in the “Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve” line on the Statutory Statements of Operations. There were no payment defaults recognized on previously restructured investments.

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2018
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$20,688,043	$20,654,118	$—	$20,666,851	$21,192	$—	$20,688,043

Common stock	35,635	35,635	35,635	—	—	—	35,635

Mortgage loans	4,176,880	4,206,865	—	4,176,880	—	—	4,176,880

Real estate	137,700	38,962	—	—	137,700	—	137,700

Cash, cash equivalents and short-term investments	228,997	229,003	188,283	40,714	—	—	228,997

Contract loans	4,122,637	4,122,637	—	4,122,637	—	—	4,122,637

Other long-term invested assets	392,232	338,837	—	319,299	31	72,902	392,232

Securities lending collateral assets	45,102	45,102	—	45,102	—	—	45,102

Collateral under derivative counterparty collateral agreements	101,561	101,561	101,561	—	—	—	101,561

Other collateral	9,315	9,315	9,315	—	—	—	9,315

Receivable for securities	9,654	9,654	—	9,654	—	—	9,654

Derivative instruments	114,612	115,922	66	114,546	—	—	114,612

Separate account assets	24,639,265	24,654,916	13,236,266	10,975,973	—	427,026	24,639,265

Total assets	$54,701,633	$54,562,527	$13,571,126	$40,471,656	$158,923	$499,928	$54,701,633

Liabilities:

Deposit-type contracts	$196,778	$189,895	$—	$196,778	$—	$—	$196,778

Commercial paper	98,859	98,859	—	98,859	—	—	98,859

Payable under securities lending agreements	45,102	45,102	—	45,102	—	—	45,102

Collateral under derivative counterparty collateral agreements	71,280	71,280	71,280	—	—	—	71,280

Other collateral	3,995	3,995	3,995	—	—	—	3,995

Payable for securities	11,096	11,096	—	11,096	—	—	11,096

Derivative instruments	57,660	47,378	814	56,846	—	—	57,660

Dollar repurchase agreements	664,650	664,650	—	664,650	—	—	664,650

Separate account liabilities	251,806	251,806	44	251,762	—	—	251,806

Total liabilities	$1,401,226	$1,384,061	$76,133	$1,325,093	$—	$—	$1,401,226

32

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2017
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Total (All Levels)

Bonds	$20,777,543	$19,944,862	$—	$20,750,605	$26,938	$20,777,543

Mortgage loans	3,858,883	3,871,338	—	3,858,883	—	3,858,883

Real estate	137,526	37,768	—	—	137,526	137,526

Cash, cash equivalents and short-term investments	242,084	242,084	198,869	43,215	—	242,084

Contract loans	4,078,669	4,078,669	—	4,078,669	—	4,078,669

Other long-term invested assets	412,019	325,181	—	363,198	48,821	412,019

Collateral under derivative counterparty collateral agreements	57,420	57,420	57,420	—	—	57,420

Receivable for securities	23,760	23,135	—	23,760	—	23,760

Derivative instruments	78,431	68,439	98	78,333	—	78,431

Separate account assets	28,222,102	28,197,126	16,058,519	12,163,583	—	28,222,102

Total assets	$57,888,437	$56,846,022	$16,314,906	$41,360,246	$213,285	$57,888,437

Liabilities:

Deposit-type contracts	$219,909	$206,134	$—	$219,909	$—	$219,909

Commercial paper	99,886	99,886	—	99,886	—	99,886

Collateral under derivative counterparty collateral agreements	14,332	14,332	14,332	—	—	14,332

Payable for securities	2,364	2,364	—	2,364	—	2,364

Derivative instruments	106,106	88,843	26	106,080	—	106,106

Separate account liabilities	409,275	409,275	9	409,266	—	409,275

Total liabilities	$851,872	$820,834	$14,367	$837,505	$—	$851,872

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

33

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. For low-income housing tax credits, amortized cost approximates fair value.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

34

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date

	December 31, 2018
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Industrial and miscellaneous	$—	$—	$1,275	$—	$1,275

Common stock

Mutual funds	30,969	—	—	—	30,969

Industrial and miscellaneous	4,666	—	—	—	4,666

Other invested assets

Limited partnerships	—	—	—	72,902	72,902

Derivatives

Interest rate swaps	—	8,964	—	—	8,964

Cross-currency swaps	—	39,705	—	—	39,705

Interest rate swaptions	—	173	—	—	173

Separate account assets (1)	13,212,700	9,887,836	—	427,026	23,527,562

Total assets	$13,248,335	$9,936,678	$1,275	$499,928	$23,686,216

Liabilities:

Derivatives

Interest rate swaps	$—	21,740	$—	$—	$21,740

Cross-currency swaps	—	14,760	—	—	14,760

Separate account liabilities (1)	44	251,762	—	—	251,806

Total liabilities	$44	$288,262	$—	$—	$288,306

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date

	December 31, 2017
				Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(All Levels)

Bonds

Industrial and miscellaneous	$—	$—	$1,297	$1,297

States	—	228	—	228

Derivatives

Interest rate swaps	—	9,732	—	9,732

Cross-currency swaps	—	20,320	—	20,320

Interest rate swaptions	—	75	—	75

Separate account assets (1)	16,057,788	11,172,811	—	27,230,599

Total assets	$16,057,788	$11,203,166	$1,297	$27,262,251

Liabilities:

Derivatives

Interest rate swaps	$—	$13,643	$—	$13,643

Cross-currency swaps	—	41,599	—	41,599

Separate account liabilities (1)	9	409,266	—	409,275

Total liabilities	$9	$464,508	$—	$464,517

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

35

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

6.   Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2018			December 31, 2017
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset

Common stock	$131,883	$—	$131,883	$109,948	$1,971	$107,977

Cash, cash equivalents and short-term investments	229,434	431	229,003	242,084	—	242,084

Other invested assets	607,793	1,006	606,787	569,702	3,515	566,187

Premiums deferred and uncollected	25,904	109	25,795	16,232	313	15,919

Deferred income taxes	340,645	190,148	150,497	382,188	232,873	149,315

Due from parent, subsidiaries and affiliate	94,542	44,435	50,107	110,901	43,546	67,355

Other prepaid assets	28,150	28,150	—	16,478	16,478	—

Capitalized internal use software	58,658	58,658	—	55,279	55,279	—

Furniture, fixtures and equipment	4,949	4,949	—	16,182	5,196	10,986

Reinsurance recoverable	8,468	378	8,090	7,090	—	7,090

Other assets	234,504	2,539	231,965	152,955	553	152,402

Total	$1,764,930	$330,803	$1,434,127	$1,679,039	$359,724	$1,319,315

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2018			December 31, 2017
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset

Common stock	$13,544	$—	$13,544	$15,636	$1,971	$13,665

Other invested assets	143,533	975	142,558	151,318	1,610	149,708

Total	$157,077	$975	$156,102	$166,954	$3,581	$163,373

7.   Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2018		December 31, 2017
Type	Gross	Net of loading	Gross	Net of loading

Ordinary new business	$427	$221	$226	$64

Ordinary renewal business	31,069	25,544	20,681	16,095

Group life	32	30	(260)	(240)

Total	$31,528	$25,795	$20,647	$15,919

8.   Business Combination and Goodwill

The Company’s goodwill is the result of two types of transactions.

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market

36

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which will be amortized over 10 years. At December 31, 2018 and 2017, the Company has $28,955 and $34,065, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $5,110 was recorded for the years ended December 31, 2018, 2017 and 2016.

Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2018	Amount of goodwill amortized for the year ended December 31, 2018	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill

August 29, 2014	$64,169	$51,098	$28,955	$5,110	104.4%

In addition, goodwill that arises as a result of the acquisition of various assumption reinsurance agreements is included in goodwill in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. At December 31, 2018 and 2017, this goodwill was fully amortized. During each of the years ended December 31, 2018, 2017 and 2016, the Company recorded $0, $977 and $12,929, respectively, of goodwill amortization related to these acquisitions.

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2018 and 2017 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

37

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	3.00% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1971 and 1983 Group Annuity Mortality (“GAM”), and Annuity 2000

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2018 and 2017, the Company had $3,904,519 and $4,354,703, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$850,240	$—	$—	$850,240	2.8%

At book value less current surrender charges of 5% or more	779,760	—	—	779,760	2.5%

At fair value	—	6,460,894	11,311,267	17,772,161	57.5%

Total with adjustment or at market value	1,630,000	6,460,894	11,311,267	19,402,161	62.8%

At book value without adjustment (minimal or no charge adjustment)	155,150	—	—	155,150	0.5%

Not subject to discretionary withdrawal	11,355,177	—	—	11,355,177	36.7%

Total gross	13,140,327	6,460,894	11,311,267	30,912,488	100.0%

Reinsurance ceded	1,479	—	—	1,479

Total, net	$13,138,848	$6,460,894	$11,311,267	$30,911,009

38

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$780,008	$—	$—	$780,008	2.3%

At book value less current surrender charges of 5% or more	716,402	—	—	716,402	2.1%

At fair value	—	6,914,918	14,390,470	21,305,388	62.4%

Total with adjustment or at market value	1,496,410	6,914,918	14,390,470	22,801,798	66.8%

At book value without adjustment (minimal or no charge adjustment)	159,104	—	—	159,104	0.5%

Not subject to discretionary withdrawal	11,181,649	—	—	11,181,649	32.7%

Total gross	12,837,163	6,914,918	14,390,470	34,142,551	100.0%

Reinsurance ceded	73,007	—	—	73,007

Total, net	$12,764,156	$6,914,918	$14,390,470	$34,069,544

The following information is obtained from the applicable exhibit in the Company’s December 31, 2018 and 2017 annual statements and related separate account annual statement, both of which are filed with the Division and is provided to reconcile annuity reserves and deposit funds to amounts reported in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:

	December 31,
	2018	2017

Life and Accident and Health Annual Statement (net of reinsurance):

Annuities included in aggregate reserve for life policies and contracts	$12,936,341	$12,544,414

Supplementary contracts with life contingencies and other contracts included in aggregate reserve for life policies and contracts	12,611	13,608

Liability for deposit-type contracts	189,896	206,134

Subtotal - general account	13,138,848	12,764,156

Separate Accounts Annual Statement:

Annuities included in aggregate reserve for life policies and contracts	17,772,161	21,305,388

Total	$30,911,009	$34,069,544

11. Liability for Unpaid Claims and Claim Adjustment Expenses

Activity in the accident and health liability for unpaid claims and for claim adjustment expenses included in aggregate reserve for life policies and contracts and accident and health policies, excluding unearned premium reserves, is summarized as follows:

	2018	2017

Balance, January 1, net of reinsurance of $25,283 and $28,843	$243,517	$240,280

Incurred related to:

Current year	38,844	53,969

Prior year	6,634	(6,728)

Total incurred	45,478	47,241

Paid related to:

Current year	(10,375)	(6,896)

Prior year	(31,091)	(37,108)

Total paid	(41,466)	(44,004)

Balance, December 31, net of reinsurance of $19,082 and $25,283	$247,529	$243,517

39

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Reserves for incurred claims and claim adjustment expenses attributable to insured events of prior years has increased (decreased) by $6,634 and $(6,728) during the years ended December 31, 2018 and 2017, respectively. The change in both years is the result of ongoing analysis of recent claim development trends.

12. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2018	2017

Face value	$98,859	$99,886

Carrying value	$98,859	$99,886

Interest expense paid	$1,746	$974

Effective interest rate	2.5% - 2.7%	1.4% - 1.7%

Maturity range (days)	16 - 25	19 - 67

13. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds. and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

40

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2018 and 2017, the Company’s separate account assets that are legally insulated from the general account claims are $24,652,973 and $28,192,883, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $11,608, $12,581, $12,961, $12,542 and $12,171 for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

41

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31, 2018
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$721,339	$1,900,171	$2,621,510

Reserves

For accounts with assets at:

Fair value	$7,286,636	$15,682,027	$22,968,663

Amortized cost	1,107,812	—	1,107,812

Total reserves	$8,394,448	$15,682,027	$24,076,475

By withdrawal characteristics:

At fair value	$7,286,636	$15,682,027	$22,968,663

At book value without fair value adjustment and with current surrender charge less than 5%	1,107,812	—	1,107,812

Total subject to discretionary withdrawals	$8,394,448	$15,682,027	$24,076,475

	Year Ended December 31, 2017
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$560,537	$1,888,820	$2,449,357

Reserves

For accounts with assets at:

Fair value	$7,918,332	$18,643,242	$26,561,574

Amortized cost	958,780	—	958,780

Total reserves	$8,877,112	$18,643,242	$27,520,354

By withdrawal characteristics:

At fair value	$7,918,332	$18,643,242	$26,561,574

At book value without fair value adjustment and with current surrender charge less than 5%	958,780	—	958,780

Total subject to discretionary withdrawals	$8,877,112	$18,643,242	$27,520,354

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2018	2017	2016

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$2,621,510	$2,449,357	$2,686,225

Transfers from separate accounts	(5,198,817)	(4,417,525)	(3,561,699)

Net transfers from separate accounts	(2,577,307)	(1,968,168)	(875,474)

Reconciling adjustments:

Net transfer of reserves to separate accounts	1,464,314	1,023,384	773,253

Miscellaneous other	528	140	739

Net transfers as reported in the Statements of Operations	$(1,112,465)	$(944,644)	$(101,482)

42

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

14.  Capital and Surplus, Dividend Restrictions, and Other Matters

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The new surplus note bears interest at the rate of 6.675% and is due November 14, 2034. The carrying amount of the surplus note was $194,558 and $194,530 at December 31, 2018 and 2017, respectively. Payments of principal and interest under this surplus note can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations. Subject to the foregoing restrictions on payment of principal and interest, (a) interest is payable on the principal sum of the surplus note semi-annually, in arrears, on May 14 and November 14 of each year, and (b) the surplus note may only be redeemed prior to its stated maturity in connection with (i) a mandatory redemption by the Company in the event of a redemption or acceleration by GWL&A Financial Inc., of its 6.675% junior subordinated deferrable debentures due November 14, 2034, or (ii) an optional redemption by the Company at any time on or after November 15, 2024. Interest paid on the note was $13,016 for all the years ended December 31, 2018, 2017 and 2016, respectively, bringing total interest paid from inception to December 31, 2018 to $182,227. The amount of unapproved principal and interest was $0 at December 31, 2018 and 2017.

On May 19, 2006, the Company issued a surplus note in the face amount and carrying amount of $333,400 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. Initially, the surplus note bore interest at the rate of 7.203% per annum, and was payable on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month London Interbank Offering Rate. The carrying amount of the surplus note was $0 and $333,400 at December 31, 2018 and 2017. The surplus note became redeemable by the company at the principal amount plus any accrued and unpaid interest after May 16, 2016. On June 15, 2018, this surplus note was redeemed in full. Payments of principal and interest under the surplus note can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations. Interest paid on the note was $6,868, $12,721 and $16,137 for the year ended December 31, 2018, 2017 and 2016, respectively, bringing total interest paid from inception to December 31, 2018 to $262,875. The amount of unapproved principal and interest was $0 at December 31, 2018 and 2017.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Payments of principal and interest under the surplus note can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations. Interest paid on the note during 2018, 2017 and 2016 amounted to $420, $2 and $0, respectively, bringing total interest paid from inception to December 31, 2018 to $422. The amount of unapproved principal and interest was $0 at December 31, 2018.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Payments of principal and interest under the surplus note can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations. Interest paid on the note during 2018 and 2017 amounted to $10,515 and $0, respectively, bringing total interest paid from inception to December 31, 2018 to $10,515 The amount of unapproved principal and interest was $0 at December 31, 2018.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap

43

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2018, 2017 and 2016 amounted to $998, $0 and $0, respectively bringing the total amortization from inception to December 31, 2018 amounted to $998, leaving an unamortized balance of $38,923 in surplus as part of the surplus note amounts.

Interest paid to GWL&A Financial attributable to these surplus notes, was $30,819, $25,739 and $29,153 for the years ended December 31, 2018, 2017 and 2016, respectively.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $132,692 of dividends during the year ended December 31, 2019, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative.

The Company paid cash dividends on common stock during 2018 as follows: $24,000 on March 30, 2018 (ordinary); $20,000 on May 1, 2018 (extraordinary); $55,895 on May 17, 2018 (extraordinary); $30,000 on September 28, 2018 (extraordinary) and $22,400 on September 29, 2018 (extraordinary). Dividends during 2017 were paid as follows: $77,000 on March 15, 2017 (extraordinary); $60,301 on June 15, 2017 (ordinary); and $8,000 on September 29, 2017 (ordinary). Dividends are paid as determined by the Board of Directors, subject to the limitations described above.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2018	2017

Unrealized gains (losses)	$152,801	$165,416

Non-admitted assets	(330,803)	(359,724)

Asset valuation reserve	(204,393)	(203,546)

Provision for reinsurance	(17)	(17)

Separate account business	(1,076)	(868)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

15. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset (liability):

	December 31, 2018			December 31, 2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$368,917	$2,793	$371,710	$388,131	$16,580	$404,711	$(19,214)	$(13,787)	$(33,001)

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	368,917	2,793	371,710	388,131	16,580	404,711	(19,214)	(13,787)	(33,001)

Deferred tax assets non-admitted	(189,578)	(570)	(190,148)	(228,728)	(4,145)	(232,873)	39,150	3,575	42,725

Net admitted deferred tax asset	179,339	2,223	181,562	159,403	12,435	171,838	19,936	(10,212)	9,724

Gross deferred tax liabilities	(31,065)	—	(31,065)	(22,523)	—	(22,523)	(8,542)	—	(8,542)

Net admitted deferred tax asset	$148,274	$2,223	$150,497	$136,880	$12,435	$149,315	$11,394	$(10,212)	$1,182

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

44

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2018			December 31, 2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$2,224	$2,224	$—	$3,884	$3,884	$—	$(1,660)	$(1,660)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	148,274		148,274	136,880	8,551	145,431	11,394	(8,551)	2,843

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	148,274		148,274	136,880	8,551	145,431	11,394	(8,551)	2,843

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold			175,682			145,431	—	—	30,251

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	31,065	—	31,065	22,523	—	22,523	8,542	—	8,542

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$179,339	$2,224	$181,563	$159,403	$12,435	$171,838	$19,936	$(10,211)	$9,725

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2018	2017

Ratio percentage used to determine recovery period and threshold limitation amount	867.76%	894.97%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,171,212	$969,537

The following table presents the impact of tax planning strategies:

	December 31, 2018 December 31, 2017				Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$368,917	$2,793	$388,131	$16,580	$(19,214)	$(13,787)

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$179,339	$2,224	$159,403	$12,435	$19,936	$(10,211)

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2018	2017	Change

Current income tax	$(17,604)	$50,584	$(68,188)

Federal income tax on net capital gains	1,030	(6,744)	7,774

Total	$(16,574)	$43,840	$(60,414)

45

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2017	2016	Change

Current income tax	$50,584	$(37,932)	$88,516

Federal income tax on net capital gains	(6,744)	16,117	(22,861)

Total	$43,840	$(21,815)	$65,655

46

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2018	2017	Change

Ordinary:

Reserves	$80,303	$65,831	$14,472

Investments	4,374	1,263	3,111

Deferred acquisition costs	76,759	77,369	(610)

Provision for dividends	3,399	4,593	(1,194)

Fixed assets	3,264	2,761	503

Compensation and benefit accrual	20,890	22,065	(1,175)

Receivables - non-admitted	13,991	12,737	1,254

Tax credit carryforward	131,409	168,567	(37,158)

Other	34,527	32,945	1,582

Total ordinary gross deferred tax assets	368,916	388,131	(19,215)

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	368,916	388,131	(19,215)

Non-admitted ordinary deferred tax assets	(189,578)	(228,728)	39,150

Admitted ordinary deferred tax assets	179,338	159,403	19,935

Capital:			—

Investments	2,793	16,580	(13,787)

Total capital gross deferred tax assets	2,793	16,580	(13,787)

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	2,793	16,580	(13,787)

Non-admitted capital deferred tax assets	(569)	(4,145)	3,576

Admitted capital deferred tax assets	2,224	12,435	(10,211)

Total admitted deferred tax assets	$181,562	$171,838	$9,724

Deferred income tax liabilities:

Ordinary:

Investments	$—	$(4,501)	$4,501

Premium receivable	(5,417)	(3,343)	(2,074)

Policyholder Reserves	(17,644)	(10,033)	(7,611)

Experience Refunds	(5,079)	—	(5,079)

Other	(2,925)	(4,646)	1,721

Total ordinary deferred tax liabilities	(31,065)	(22,523)	(8,542)

Net admitted deferred income tax asset	$150,497	$149,315	$1,182

47

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2018	2017	Change

Total deferred income tax assets	$371,710	$404,711	$(33,001)

Total deferred income tax liabilities	(31,065)	(22,523)	(8,542)

Net deferred income tax asset	$340,645	$382,188	(41,543)

Tax effect of unrealized capital gains (losses)			(260)

Other surplus			1,071

Change in net deferred income tax			$(40,732)

	December 31,
	2017	2016	Change

Total deferred income tax assets	$404,711	$521,431	$(116,720)

Total deferred income tax liabilities	(22,523)	(20,681)	(1,842)

Net deferred income tax asset	$382,188	$500,750	(118,562)

Tax effect of unrealized capital gains (losses)			6,427

Other surplus			1,607

Change in net deferred income tax			$(110,528)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% and 35% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2018	2017	2016

Income tax expense at statutory rate	$60,337	$77,023	$22,425

Federal tax rate change	—	132,029	—

Earnings from subsidiaries	(22,003)	(28,875)	(35,175)

Swap gain on debt refinancing	8,175	—	—

Dividend received deduction	(6,657)	(7,992)	(7,302)

Tax adjustment for interest maintenance reserve	(5,221)	(7,716)	(8,138)

Prior year adjustment	(4,124)	(1,881)	(2,032)

Tax effect on non-admitted assets	(3,476)	2,291	(1,111)

Tax credits	(2,901)	(908)	(21,212)

Income tax (benefit) on realized capital gain (loss)	1,030	(6,744)	16,117

Tax contingency	(607)	359	(99)

Other	(395)	(3,219)	(1,893)

Total	$24,158	$154,367	$(38,420)

	2018	2017	2016

Federal income taxes incurred	$(16,574)	$43,839	$(21,815)

Change in net deferred income taxes	40,732	110,528	(16,605)

Total income taxes	$24,158	$154,367	$(38,420)

On December 22, 2017, H.R. 1, the Tax Cuts and Jobs Act (the “Act”), was enacted. The legislation, which is generally effective for tax years beginning on January 1, 2018, represented significant U.S. tax reform and revised the Internal Revenue Code by, among other items, lowering the federal corporate income tax rate from 35% to 21% and modifying how the U.S.

48

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

taxes multinational entities. Further, the Act changed how tax basis policy reserves, capitalized specified policy acquisition expenses, and the company’s share of the dividends received deduction and tax exempt interest are to be calculated.

Shortly after enactment, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 (“SAB 118”) which provided US GAAP guidance on the accounting for the Act’s impact at December 31, 2017. A reporting entity could recognize provisional amounts, where the necessary information was not available, prepared or analyzed (including computations) in reasonable detail or where additional guidance was needed from the taxing authority to determine the appropriate application of the Act. A reporting entity’s provisional impact analysis was to be adjusted within the 12 month measurement period provided for under SAB 118. The Statutory Accounting Working Group subsequently provided informal interpretative guidance allowing for statutory accounting conformity with the SAB 118 US GAAP guidance.

The Company’s accounting for the income tax effects of the Act is complete as of the period ended December 31, 2018, and no material measurement period adjustments were recognized during the 2018 reporting period.

As of December 31, 2018, the Company had no operating loss carryforwards.

As of December 31, 2018, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $111,328. These credits will begin to expire in 2030.

As of December 31, 2018, the Company has foreign tax credit carryforwards of $20,082. These credits will begin to expire in 2020.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2018	$4,146

Year Ended December 31, 2017	13,328

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

Emjay Corporation

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Advisory Company, LLC

Putnam Advisory Holdings, LLC

Putnam Fiduciary Trust Company

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings II, LLC

FASCore, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

49

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. As of December 31, 2018 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2018 and 2017, the Company recognized approximately $607 and $359 of benefit and expense, respectively, from interest and penalties related to the uncertain tax positions. The Company had $314 and $921 accrued for the payment of interest and penalties at December 31, 2018 and 2017, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the I.R.S. for years 2014 and prior. Tax years 2015 through 2017 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to tax contingencies relating to federal, state or local audits.

The Company does not have any outstanding AMT credits as of the filing of the 2017 tax return.

The Company does not have any foreign operations as of the periods ended December 31, 2017 and December 31, 2018 and therefore is not subject to the Repatriation Transition Tax or the tax on Global Intangible Low-Taxed Income.

16. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

50

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017	2018	2017

Change in projected benefit obligation:

Benefit obligation, January 1	$19,329	$19,031	$40,921	$44,501	$60,250	$63,532

Service cost	1,425	1,457	—	(16)	1,425	1,441

Interest cost	703	758	1,357	1,620	2,060	2,378

Actuarial (gain) loss	(1,511)	(1,216)	(2,316)	(1,872)	(3,827)	(3,088)

Regular benefits paid	(407)	(701)	(2,400)	(3,336)	(2,807)	(4,037)

Amendment	—	—	—	24	—	24

Benefit obligation and under funded status, December 31	$19,539	$19,329	$37,562	$40,921	$57,101	$60,250

Accumulated benefit obligation	$19,539	$19,329	$37,562	$40,921	$57,101	$60,250

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017	2018	2017

Change in plan assets:

Value of plan assets, January 1	$—	$—	$—	$—	$—	$—

Employer contributions	407	701	2,400	3,337	2,807	4,038

Regular benefits paid	(407)	(701)	(2,400)	(3,337)	(2,807)	(4,038)

Value of plan assets, December 31	$—	$—	$—	$—	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017

Amounts recognized in the statutory statements of admitted assets, liabilities, capital and surplus:

Accrued benefit liability	$(20,534)	$(18,078)	$(40,091)	$(40,855)	$(60,625)	$(58,933)

Liability for pension benefits	995	(1,251)	2,529	(66)	3,524	(1,317)

Total other liabilities	$(19,539)	$(19,329)	$(37,562)	$(40,921)	$(57,101)	$(60,250)

Unassigned surplus (deficit)	$995	$(1,251)	$2,529	$(66)	$3,524	$(1,317)

51

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017

Unrecognized net actuarial gain (loss)	$5,152	$3,723	$3,428	$1,157	$8,580	$4,880

Unrecognized prior service cost	(4,157)	(4,974)	(899)	(1,223)	(5,056)	(6,197)

The following table presents amounts in unassigned funds recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017	2018	2017

Items not yet recognized as component of net periodic cost on January 1,	$(1,251)	$(3,021)	$(66)	$(2,360)	$(1,317)	$(5,381)

Prior service cost recognized in net periodic cost	817	587	324	501	1,141	1,088

(Gain) loss recognized in net periodic cost	(82)	(33)	(45)	(54)	(127)	(87)

Gain (loss) arising during the year	1,511	1,216	2,316	1,847	3,827	3,063

Items not yet recognized as component of net periodic cost on December 31	$995	$(1,251)	$2,529	$(66)	$3,524	$(1,317)

The following table provides information regarding amounts in unassigned funds that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2019:

	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan	Total

Net actuarial gain	$217	$50	$267

Prior service cost	(817)	(300)	(1,117)

The expected benefit payments for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	2019	2020	2021	2022	2023	2024 through 2028

Post-retirement medical plan	$961	$959	$1,054	$1,123	$1,234	$7,119

Supplemental executive retirement plan	2,347	2,530	2,473	10,206	5,701	9,085

52

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total

	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,

	2018	2017	2016	2018	2017	2016	2018	2017	2016

Components of net periodic cost (benefit):

Service cost	$1,425	$1,457	$1,246	$—	$(16)	$294	$1,425	$1,441	$1,540

Interest cost	703	758	713	1,356	1,620	1,775	2,059	2,378	2,488

Amortization of unrecognized prior service cost	817	587	150	324	501	501	1,141	1,088	651

Amortization of gain from prior periods	(82)	(33)	(137)	(45)	(54)	(61)	(127)	(87)	(198)

Net periodic cost	$2,863	$2,769	$1,972	$1,635	$2,051	$2,509	$4,498	$4,820	$4,481

The following tables present the assumptions used in determining benefit obligations of the Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2018 and 2017:

	Post-Retirement Medical Plan

	December 31,

	2018	2017

Discount rate	4.34%	3.63%

Initial health care cost trend	6.25%	6.50%

Ultimate health care cost trend	5.00%	5.00%

Year ultimate trend is reached	2024	2024

	Supplemental Executive Retirement Plan

	December 31,

	2018	2017

Discount rate	4.16%	3.43%

Rate of compensation increase	N/A	4.00%

During 2018, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2018).

During 2017, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2017).

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan

	Year Ended December 31,

	2018	2017

Discount rate	3.63%	4.05%

Initial health care cost trend	6.50%	6.75%

Ultimate health care cost trend	5.00%	5.00%

Year ultimate trend is reached	2024	2024

53

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan

	Year Ended December 31,

	2018	2017

Discount rate	3.43%	3.80%

Rate of compensation increase	4.00%	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease

Increase (decrease) on total service and interest cost on components	$357	$(297)

Increase (decrease) on post-retirement benefit obligations	2,417	(2,075)

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $3,057, $0 and $0 during the years ended December 31, 2018, 2017 and 2016.

In August 2017, the Company filed an application for a compliance statement from the IRS under their Voluntary Correction Program with respect to operational matters under the pension plan. The IRS issued a compliance statement approving the Company’s request in November 2018. The corrective measure will result in a payment of approximately $7 million to the plan in 2019.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Amounts withheld or retained by company as agent or trustee in the accompanying statutory financial statements, are $35,588 and $33,454 at December 31, 2018 and 2017, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $11,935, $8,713 and $7,275 in expense related to this plan for the years ended December  31, 2018, 2017 and 2016, respectively.

17. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company

54

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company. Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,

	2018	2017	2016

Lifeco Stock Plan	$768	$1,451	$2,113

Performance Share Unit Plan	5,388	7,207	5,318

Total compensation expense	$6,156	$8,658	$7,431

Income tax benefits	$1,243	$2,831	$2,445

During the year ended December 31, 2018, 2017 and 2016, the Company had $26, $769 and $555 respectively, income tax benefits realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2018 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)

Lifeco Stock Plan	$819	1.6

Performance Share Unit Plan	8,403	1.4

Equity Award Activity

During the year ended December 31, 2018, Lifeco granted 473,400 stock options to employees of the Company. These stock options vest over five-year periods ending in 2023. Compensation expense of $448 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

55

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average

	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)

Outstanding, January 1, 2018	3,446,975	$24.88

Granted	473,400	25.15

Exercised	(114,589)	21.06

Cancelled and expired	(156,000)	24.54

Outstanding, December 31, 2018	3,649,786	23.32	5.9	$2,339

Vested and expected to vest, December 31, 2018	3,649,786	23.32	5.9	2,144

Exercisable, December 31, 2018	2,323,353	21.95	4.7	2,144

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2018 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,

	2018	2017	2016

Weighted average fair value of options granted	$0.95	$2.75	$2.74

Intrinsic value of options exercised (1)	345	2,869	2,102

Fair value of options vested	1,115	2,203	1,605

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the years ended December 31, 2018, 2017 and 2016 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,

	2018	2017	2016

Dividend yield	4.55%	3.98%	3.99%

Expected volatility	9.01%	13.99%	19.03%

Risk free interest rate	2.03%	1.25%	0.80%

Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units

Outstanding, January 1, 2018	681,510

Granted	405,464

Forfeited	(18,397)

Paid	(157,510)

Outstanding, December 31, 2018	911,067

Vested and expected to vest, December 31, 2018	911,067

56

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The cash payment in settlement of the Performance Share Unit Plan units was $4,104, $3,398 and $3,988 for the years ended December 31, 2018, 2017 and 2016, respectively.

57

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

18. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 1%, 6%, and (2)% of total individual life insurance premiums earned during the years ended December 31, 2018, 2017 and 2016 respectively. The Company accounts for its policyholder dividends based upon the three-factor formula. The Company paid dividends in the amount of $31,276, $38,782 and $45,842 to its policyholders during the years ended December  31, 2018, 2017 and 2016, respectively.

19. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2018. In addition, neither Individual Markets nor Empower Retirement is dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

20. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2019	2020	2021	2022	2023	Thereafter	Total

Surplus notes - principal (1)	$—	$—	$—	$—	$—	$553,219	$553,219

Surplus notes - interest (2)	30,335	30,335	30,335	30,335	30,335	557,094	708,769

Investment purchase obligations (3)	136,396	—	—	—	—	—	136,396

Operating leases (4)	9,929	7,844	3,717	1,235	1,037	11,743	35,505

Other liabilities (5)	23,334	26,774	12,695	19,579	6,935	16,204	105,521

Total	$199,994	$64,953	$46,747	$51,149	$38,307	$1,138,260	$1,539,410

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of three long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Surplus notes interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bore interest initially at a fixed rate but changed during 2016 to be based upon the current three-month London Interbank Offering Rate in addition to a spread. The third long-term surplus note bears interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2018 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2018 and 2017 were $136,396 and $313,242, of which $104,286 and $114,726 were related to cost basis limited partnership interests, respectively. All unfunded commitments at December 31, 2018 were due within one year. At December 31, 2017, $312,152 is due within one year, and $1,090 is due within one to three years.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. Rent expense for the years ended December 31, 2018, 2017 and 2016 were $27,768, $28,244 and $27,815 respectively.

58

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5)    Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s post-retirement medical plan and supplemental executive retirement plan through 2027
•	Unrecognized tax benefits
•	Miscellaneous purchase obligations to acquire goods and services

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility expired on March 1, 2018 and was replaced with a revolving credit facility agreement in the amount of $50,000 with an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,022,680, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2018 and 2017. At December 31, 2018 and 2017 there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2018 and 2017, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The Company is defending lawsuits relating to the costs and features of certain of its retirement or fund products. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2018 and 2017 for obligations under the guarantee.

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 12, 2019, the date on which they were issued.

On January 24, 2019, the Company announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity

59

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

business and group life and health business. The transaction is in its initial stage, and is expected to close in the first half of 2019 subject to regulatory and customary closing conditions. On the closing date of the proposed transaction, the Company will transfer to Protective assets equal to the statutory liabilities being reinsured and will receive a ceding commission (subject to post-closing adjustments) from Protective in consideration of the transferred business.

60

COLI VUL-2 Series Account

of Great-West Life & Annuity

Insurance Company

Annual Statement for the Year Ended

December 31, 2018 and Report of Independent

Registered Public Accounting Firm

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND		AMERICAN CENTURY INVESTMENTS VP VALUE FUND

ASSETS:
Investments at fair value (1)	$455,483	$173,675	$21	$644,013	$51,535	$	844,297
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	455,483	173,675	21	644,013	51,535		844,297

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$455,483	$173,675	$21	$644,013	$51,535	$	844,297

NET ASSETS REPRESENTED BY:
Accumulation units	$455,483	$173,675	$21	$644,013	$51,535	$	844,297

ACCUMULATION UNITS OUTSTANDING	2,751	13,113	1	63,575	4,207		21,181

UNIT VALUE (ACCUMULATION)	$165.57	$13.24	$21.00	$10.13	$12.25	$	39.86

(1) Cost of investments:	$435,609	$188,984	$23	$677,016	$54,583	$	863,344
Shares of investments:	19,440	12,257	2	66,806	5,402		84,345

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	BLACKROCK GLOBAL ALLOCATION VI FUND		CLEARBRIDGE VARIABLE MID CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$125,634	$2,394,145	$1,468,841	$1,567,789	$20,904	$	47,544
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	125,634	2,394,145	1,468,841	1,567,789	20,904		47,544

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$125,634	$2,394,145	$1,468,841	$1,567,789	$20,904	$	47,544

NET ASSETS REPRESENTED BY:
Accumulation units	$125,634	$2,394,145	$1,468,841	$1,567,789	$20,904	$	47,544

ACCUMULATION UNITS OUTSTANDING	8,765	97,951	117,101	79,891	1,916		4,336

UNIT VALUE (ACCUMULATION)	$14.33	$24.44	$12.54	$19.62	$10.91	$	10.96

(1) Cost of investments:	$149,171	$2,450,622	$1,567,954	$1,663,612	$23,478	$	55,243
Shares of investments:	5,937	34,458	83,457	75,411	1,376		2,755

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS

	CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO	COLUMBIA VARIABLE PORTFOLIO- SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES		DELAWARE VIP SMALL CAP VALUE SERIES

ASSETS:
Investments at fair value (1)	$52,591	$56,374	$40,784	$98,420	$78	$	31,720
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	52,591	56,374	40,784	98,420	78		31,720

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$52,591	$56,374	$40,784	$98,420	$78	$	31,720

NET ASSETS REPRESENTED BY:
Accumulation units	$52,591	$56,374	$40,784	$98,420	$78	$	31,720

ACCUMULATION UNITS OUTSTANDING	3,611	2,086	1,864	4,515	7		2,671

UNIT VALUE (ACCUMULATION)	$14.56	$27.02	$21.88	$21.80	$11.14	$	11.88

(1) Cost of investments:	$54,673	$75,117	$50,249	$127,168	$93	$	39,130
Shares of investments:	2,202	3,964	3,531	14,284	7		974

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	DREYFUS STOCK INDEX FUND	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DWS CROCI® U.S. VIP	DWS HIGH INCOME VIP	DWS SMALL CAP INDEX VIP		DWS SMALL MID CAP VALUE VIP

ASSETS:
Investments at fair value (1)	$24,867,692	$52,041	$281,480	$65,029	$5,912,937	$	1,556,394
Investment income due and accrued	119,312
Receivable for investments sold	24
Purchase payments receivable					26

Total assets	24,987,028	52,041	281,480	65,029	5,912,963		1,556,394

LIABILITIES:
Payable for investments purchased					26
Redemptions payable	24

Total liabilities	24	0	0	0	26		0

NET ASSETS	$24,987,004	$52,041	$281,480	$65,029	$5,912,937	$	1,556,394

NET ASSETS REPRESENTED BY:
Accumulation units	$24,987,004	$52,041	$281,480	$65,029	$5,912,937	$	1,556,394

ACCUMULATION UNITS OUTSTANDING	1,060,105	2,586	19,497	3,631	272,250		70,013

UNIT VALUE (ACCUMULATION)	$23.57	$20.12	$14.44	$17.91	$21.72	$	22.23

(1) Cost of investments:	$21,036,424	$59,235	$297,163	$70,607	$6,530,643	$	1,988,821
Shares of investments:	507,711	2,945	20,912	11,389	394,986		127,469

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	FEDERATED KAUFMANN FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO		GOLDMAN SACHS VIT MID CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$144,338	$2,660,248	$738,672	$280,461	$885,128	$	44,837
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	144,338	2,660,248	738,672	280,461	885,128		44,837

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$144,338	$2,660,248	$738,672	$280,461	$885,128	$	44,837

NET ASSETS REPRESENTED BY:
Accumulation units	$144,338	$2,660,248	$738,672	$280,461	$885,128	$	44,837

ACCUMULATION UNITS OUTSTANDING	5,416	81,166	31,857	13,019	18,847		3,270

UNIT VALUE (ACCUMULATION)	$26.65	$32.78	$23.19	$21.54	$46.96	$	13.71

(1) Cost of investments:	$139,944	$2,863,897	$731,469	$289,441	$1,008,741	$	57,915
Shares of investments:	7,781	84,965	11,931	23,313	30,292		3,478

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST AGGRESSIVE PROFILE FUND	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE FUND	GREAT-WEST CORE BOND FUND		GREAT-WEST EMERGING MARKETS EQUITY FUND

ASSETS:
Investments at fair value (1)	$1,083,583	$196,813	$1,975,994	$792,267	$2,394,461	$	2,085
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	1,083,583	196,813	1,975,994	792,267	2,394,461		2,085

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$1,083,583	$196,813	$1,975,994	$792,267	$2,394,461	$	2,085

NET ASSETS REPRESENTED BY:
Accumulation units	$1,083,583	$196,813	$1,975,994	$792,267	$2,394,461	$	2,085

ACCUMULATION UNITS OUTSTANDING	107,222	4,397	138,949	78,473	166,396		253

UNIT VALUE (ACCUMULATION)	$10.11	$44.76	$14.22	$10.10	$14.39	$	8.24

(1) Cost of investments:	$1,369,812	$225,694	$2,010,201	$817,951	$2,507,889	$	2,053
Shares of investments:	195,240	133,886	145,615	105,777	231,349		268

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST GLOBAL BOND FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST INTERNATIONAL VALUE FUND	GREAT-WEST LARGE CAP GROWTH FUND		GREAT-WEST LIFETIME 2015 FUND

ASSETS:
Investments at fair value (1)	$4,772,828	$8,690,776	$54,164	$5,064,402	$207,050	$	1,646,998
Investment income due and accrued		1,397
Receivable for investments sold
Purchase payments receivable		14

Total assets	4,772,828	8,692,187	54,164	5,064,402	207,050		1,646,998

LIABILITIES:
Payable for investments purchased		14
Redemptions payable

Total liabilities	0	14	0	0	0		0

NET ASSETS	$4,772,828	$8,692,173	$54,164	$5,064,402	$207,050	$	1,646,998

NET ASSETS REPRESENTED BY:
Accumulation units	$4,772,828	$8,692,173	$54,164	$5,064,402	$207,050	$	1,646,998

ACCUMULATION UNITS OUTSTANDING	336,028	656,196	4,857	435,820	6,566		148,678

UNIT VALUE (ACCUMULATION)	$14.20	$13.25	$11.15	$11.62	$31.53	$	11.08

(1) Cost of investments:	$5,246,267	$8,690,776	$56,898	$6,435,625	$240,380	$	1,823,952
Shares of investments:	591,429	8,690,776	5,368	539,340	25,189		129,481

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2020 FUND	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2030 FUND	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2040 FUND		GREAT-WEST LIFETIME 2045 FUND

ASSETS:
Investments at fair value (1)	$443,605	$2,159,380	$1,210,928	$1,549,084	$579,839	$	485,706
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable					8

Total assets	443,605	2,159,380	1,210,928	1,549,084	579,847		485,706

LIABILITIES:
Payable for investments purchased					8
Redemptions payable

Total liabilities	0	0	0	0	8		0

NET ASSETS	$443,605	$2,159,380	$1,210,928	$1,549,084	$579,839	$	485,706

NET ASSETS REPRESENTED BY:
Accumulation units	$443,605	$2,159,380	$1,210,928	$1,549,084	$579,839	$	485,706

ACCUMULATION UNITS OUTSTANDING	39,591	191,021	105,326	134,062	49,646		41,863

UNIT VALUE (ACCUMULATION)	$11.20	$11.30	$11.50	$11.55	$11.68	$	11.60

(1) Cost of investments:	$501,174	$2,410,389	$1,355,992	$1,836,373	$678,173	$	567,697
Shares of investments:	44,361	163,713	119,539	121,783	58,510		38,579

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2050 FUND	GREAT-WEST LIFETIME 2055 FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MID CAP VALUE FUND	GREAT-WEST MODERATE PROFILE FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND

ASSETS:
Investments at fair value (1)	$228,159	$172,961	$755,793	$81,373	$283,209	$	77,197
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	228,159	172,961	755,793	81,373	283,209		77,197

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$228,159	$172,961	$755,793	$81,373	$283,209	$	77,197

NET ASSETS REPRESENTED BY:
Accumulation units	$228,159	$172,961	$755,793	$81,373	$283,209	$	77,197

ACCUMULATION UNITS OUTSTANDING	19,520	14,937	21,531	7,024	27,995		7,633

UNIT VALUE (ACCUMULATION)	$11.69	$11.58	$35.10	$11.58	$10.12	$	10.11

(1) Cost of investments:	$253,717	$192,326	$847,945	$98,654	$328,301	$	92,253
Shares of investments:	22,368	11,417	33,222	7,779	45,605		11,123

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND	GREAT-WEST MULTI-SECTOR BOND FUND	GREAT-WEST REAL ESTATE INDEX FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND		GREAT-WEST SHORT DURATION BOND FUND

ASSETS:
Investments at fair value (1)	$87,352	$506,881	$194,734	$1,387,673	$14,078	$	7,645,234
Investment income due and accrued
Receivable for investments sold				27
Purchase payments receivable

Total assets	87,352	506,881	194,734	1,387,700	14,078		7,645,234

LIABILITIES:
Payable for investments purchased
Redemptions payable				27

Total liabilities	0	0	0	27	0		0

NET ASSETS	$87,352	$506,881	$194,734	$1,387,673	$14,078	$	7,645,234

NET ASSETS REPRESENTED BY:
Accumulation units	$87,352	$506,881	$194,734	$1,387,673	$14,078	$	7,645,234

ACCUMULATION UNITS OUTSTANDING	8,645	13,336	15,574	89,851	1,090		542,209

UNIT VALUE (ACCUMULATION)	$10.10	$38.01	$12.50	$15.44	$12.92	$	14.10

(1) Cost of investments:	$98,237	$521,343	$214,386	$1,631,481	$14,796	$	7,761,047
Shares of investments:	11,085	40,165	18,234	100,775	1,305		750,268

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST U.S. GOVERNMENT SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. HEALTH CARE FUND

ASSETS:
Investments at fair value (1)	$1,624,599	$3,762,974	$2,963,805	$19,388	$1,471,044	$	81,105
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	1,624,599	3,762,974	2,963,805	19,388	1,471,044		81,105

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$1,624,599	$3,762,974	$2,963,805	$19,388	$1,471,044	$	81,105

NET ASSETS REPRESENTED BY:
Accumulation units	$1,624,599	$3,762,974	$2,963,805	$19,388	$1,471,044	$	81,105

ACCUMULATION UNITS OUTSTANDING	60,750	88,693	133,853	908	39,828		2,639

UNIT VALUE (ACCUMULATION)	$26.74	$42.43	$22.14	$21.35	$36.93	$	30.73

(1) Cost of investments:	$1,701,806	$3,832,400	$3,062,630	$22,716	$1,553,570	$	89,941
Shares of investments:	90,406	156,791	251,596	627	94,784		3,465

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND	JANUS HENDERSON VIT BALANCED PORTFOLIO	JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO		JANUS HENDERSON VIT FORTY PORTFOLIO

ASSETS:
Investments at fair value (1)	$3,100,458	$196,181	$129,460	$2,200,424	$1,804,920	$	2,256,775
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	3,100,458	196,181	129,460	2,200,424	1,804,920		2,256,775

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$3,100,458	$196,181	$129,460	$2,200,424	$1,804,920	$	2,256,775

NET ASSETS REPRESENTED BY:
Accumulation units	$3,100,458	$196,181	$129,460	$2,200,424	$1,804,920	$	2,256,775

ACCUMULATION UNITS OUTSTANDING	203,419	8,707	5,259	71,151	68,530		49,567

UNIT VALUE (ACCUMULATION)	$15.24	$22.53	$24.62	$30.93	$26.34	$	45.53

(1) Cost of investments:	$3,319,677	$239,306	$118,557	$2,217,050	$1,819,003	$	2,629,797
Shares of investments:	94,010	17,883	5,906	65,198	161,010		64,113

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO	JANUS HENDERSON VIT OVERSEAS PORTFOLIO	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	MFS VIT III MID CAP VALUE PORTFOLIO		MFS VIT MID CAP GROWTH SERIES

ASSETS:
Investments at fair value (1)	$757,306	$921,762	$49,358	$80,521	$2,456	$	2,320
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	757,306	921,762	49,358	80,521	2,456		2,320

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$757,306	$921,762	$49,358	$80,521	$2,456	$	2,320

NET ASSETS REPRESENTED BY:
Accumulation units	$757,306	$921,762	$49,358	$80,521	$2,456	$	2,320

ACCUMULATION UNITS OUTSTANDING	58,581	21,903	1,996	6,917	253		199

UNIT VALUE (ACCUMULATION)	$12.93	$42.08	$24.73	$11.64	$9.71	$	11.66

(1) Cost of investments:	$706,699	$987,998	$57,237	$92,811	$2,390	$	2,213
Shares of investments:	16,068	83,342	1,848	3,225	331		282

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	MFS VIT TOTAL RETURN BOND SERIES	MFS VIT VALUE SERIES	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

ASSETS:
Investments at fair value (1)	$907,848	$356,133	$19,368	$8,069	$12,988	$	713,744
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	907,848	356,133	19,368	8,069	12,988		713,744

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$907,848	$356,133	$19,368	$8,069	$12,988	$	713,744

NET ASSETS REPRESENTED BY:
Accumulation units	$907,848	$356,133	$19,368	$8,069	$12,988	$	713,744

ACCUMULATION UNITS OUTSTANDING	89,611	30,312	683	290	576		32,280

UNIT VALUE (ACCUMULATION)	$10.13	$11.75	$28.36	$27.82	$22.55	$	22.11

(1) Cost of investments:	$968,928	$404,939	$21,626	$7,327	$14,181	$	855,256
Shares of investments:	71,767	20,586	1,442	553	539		45,490

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$77,183	$913,048	$179,729	$6,107,035	$509,339	$	3,535,406
Investment income due and accrued			761	15,863	889		9,563
Receivable for investments sold
Purchase payments receivable

Total assets	77,183	913,048	180,490	6,122,898	510,228		3,544,969

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$77,183	$913,048	$180,490	$6,122,898	$510,228	$	3,544,969

NET ASSETS REPRESENTED BY:
Accumulation units	$77,183	$913,048	$180,490	$6,122,898	$510,228	$	3,544,969

ACCUMULATION UNITS OUTSTANDING	2,458	80,774	7,702	403,509	29,567		181,400

UNIT VALUE (ACCUMULATION)	$31.40	$11.30	$23.43	$15.17	$17.26	$	19.54

(1) Cost of investments:	$86,027	$1,127,543	$188,057	$6,296,928	$530,432	$	3,722,725
Shares of investments:	3,400	44,845	24,688	605,857	42,982		337,348

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INCOME FUND	PUTNAM VT INTERNATIONAL GROWTH FUND		PUTNAM VT SMALL CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$49,208	$341,020	$721,658	$135,090	$44,796	$	78,435
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	49,208	341,020	721,658	135,090	44,796		78,435

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$49,208	$341,020	$721,658	$135,090	$44,796	$	78,435

NET ASSETS REPRESENTED BY:
Accumulation units	$49,208	$341,020	$721,658	$135,090	$44,796	$	78,435

ACCUMULATION UNITS OUTSTANDING	4,946	10,372	32,047	12,703	2,265		7,546

UNIT VALUE (ACCUMULATION)	$9.95	$32.88	$22.52	$10.63	$19.78	$	10.39

(1) Cost of investments:	$59,228	$346,316	$774,943	$137,005	$56,403	$	120,774
Shares of investments:	3,921	14,605	121,491	12,625	2,537		8,696

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	PUTNAM VT SUSTAINABLE FUTURE FUND	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO	T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND		VICTORY RS SMALL CAP GROWTH EQUITY VIP SERIES

ASSETS:
Investments at fair value (1)	$87,947	$1,007,690	$1,586,586	$45,587	$779,498	$	6,259
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	87,947	1,007,690	1,586,586	45,587	779,498		6,259

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0		0

NET ASSETS	$87,947	$1,007,690	$1,586,586	$45,587	$779,498	$	6,259

NET ASSETS REPRESENTED BY:
Accumulation units	$87,947	$1,007,690	$1,586,586	$45,587	$779,498	$	6,259

ACCUMULATION UNITS OUTSTANDING	2,589	55,536	109,856	1,121	19,412		719

UNIT VALUE (ACCUMULATION)	$33.97	$18.14	$14.44	$40.67	$40.16	$	8.71

(1) Cost of investments:	$92,208	$1,286,442	$1,550,940	$49,087	$955,023	$	5,842
Shares of investments:	5,213	131,039	53,492	3,821	45,799		409

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
		ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND

INVESTMENT INCOME:
Dividends	$		$		$44	$18,104	$664	$15,172

NET INVESTMENT INCOME (LOSS)		0		0	44	18,104	664	15,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(13,948)		164	474	(2,539)	416	29,606
Realized gain distributions		18,469		843	293		3,435	52

Net realized gain (loss) on investments		4,521		1,007	767	(2,539)	3,851	29,658

Change in net unrealized appreciation (depreciation) on investments		7,403		(14,839)	(731)	(34,080)	(12,711)	(134,347)

Net realized and unrealized gain (loss) on investments		11,924		(13,832)	36	(36,619)	(8,860)	(104,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$11,924		$(13,832)	$80	$(18,515)	$(8,196)	$(89,517)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND		AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND		AMERICAN FUNDS IS NEW WORLD FUND		BLACKROCK GLOBAL ALLOCATION VI FUND		CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
									(1)

INVESTMENT INCOME:
Dividends	$67	$	11,253	$	28,224	$	15,157	$	218	$	272

NET INVESTMENT INCOME (LOSS)	67		11,253		28,224		15,157		218		272

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,499)		4,400		39,875		10,594		(3)		32
Realized gain distributions	1,449		256,120		78,008		47,113		848		978

Net realized gain (loss) on investments	(50)		260,520		117,883		57,707		845		1,010

Change in net unrealized appreciation (depreciation) on investments	(23,879)		(285,953)		(366,366)		(330,745)		(2,574)		(8,144)

Net realized and unrealized gain (loss) on investments	(23,929)		(25,433)		(248,483)		(273,038)		(1,729)		(7,134)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,862)	$	(14,180)	$	(220,259)	$	(257,881)	$	(1,511)	$	(6,862)

	(1) For the period July 9, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
		CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND		DAVIS FINANCIAL PORTFOLIO		DAVIS VALUE PORTFOLIO		DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES		DELAWARE VIP SMALL CAP VALUE SERIES
										(1)

INVESTMENT INCOME:
Dividends	$		$	278	$	520	$	1,006	$		$	346

NET INVESTMENT INCOME (LOSS)		0		278		520		1,006		0		346

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		3,032		544		1,173		80				(2,540)
Realized gain distributions		5,938		9,998		5,381		20,234				4,143

Net realized gain (loss) on investments		8,970		10,542		6,554		20,314		0		1,603

Change in net unrealized appreciation (depreciation) on investments		(7,962)		(23,079)		(11,011)		(36,824)		(15)		(12,190)

Net realized and unrealized gain (loss) on investments		1,008		(12,537)		(4,457)		(16,510)		(15)		(10,587)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$1,008	$	(12,259)	$	(3,937)	$	(15,504)	$	(15)	$	(10,241)

	(1) For the period May 29, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	DREYFUS STOCK INDEX FUND		DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO		DWS CROCI® U.S. VIP		DWS GLOBAL SMALL CAP VIP		DWS HIGH INCOME VIP		DWS SMALL CAP INDEX VIP
							(1)

INVESTMENT INCOME:
Dividends	$449,486	$	423	$	7,698	$	370	$	5,173	$	65,936

NET INVESTMENT INCOME (LOSS)	449,486		423		7,698		370		5,173		65,936

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	615,932		282		(4,058)		(8,724)		(126)		76,522
Realized gain distributions	598,723				22,042		17,417				467,982

Net realized gain (loss) on investments	1,214,655		282		17,984		8,693		(126)		544,504

Change in net unrealized appreciation (depreciation) on investments	(2,858,477)		(9,353)		(54,923)		(5,268)		(6,627)		(1,362,257)

Net realized and unrealized gain (loss) on investments	(1,643,822)		(9,071)		(36,939)		3,425		(6,753)		(817,753)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,194,336)	$	(8,648)	$	(29,241)	$	3,795	$	(1,580)	$	(751,817)

	(1) For the period January 1, 2018 to June 11, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	DWS SMALL MID CAP VALUE VIP		FEDERATED KAUFMANN FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO

INVESTMENT INCOME:
Dividends	$23,823	$		$12,939	$356	$12,042	$4,188

NET INVESTMENT INCOME (LOSS)	23,823		0	12,939	356	12,042	4,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	19,042		2,246	35,963	(8,130)	(7,528)	(561)
Realized gain distributions	307,706		10,575	256,144	123,224	3,233	89,860

Net realized gain (loss) on investments	326,748		12,821	292,107	115,094	(4,295)	89,299

Change in net unrealized appreciation (depreciation) on investments	(624,251)		(8,023)	(495,777)	(127,070)	(12,951)	(253,140)

Net realized and unrealized gain (loss) on investments	(297,503)		4,798	(203,670)	(11,976)	(17,246)	(163,841)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(273,680)		$4,798	$(190,731)	$(11,620)	$(5,204)	$(159,653)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE FUND	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE FUND	GREAT-WEST CORE BOND FUND

INVESTMENT INCOME:
Dividends	$678	$29,520	$3,006	$26,744	$13,422	$56,265

NET INVESTMENT INCOME (LOSS)	678	29,520	3,006	26,744	13,422	56,265

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	14	663	(19,724)	(5,723)	(124)	(1,495)
Realized gain distributions	6,152	135,347	258		13,681

Net realized gain (loss) on investments	6,166	136,010	(19,466)	(5,723)	13,557	(1,495)

Change in net unrealized appreciation (depreciation) on investments	(12,967)	(294,737)	(48,351)	(31,012)	(25,786)	(83,114)

Net realized and unrealized gain (loss) on investments	(6,801)	(158,727)	(67,817)	(36,735)	(12,229)	(84,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,123)	$(129,207)	$(64,811)	$(9,991)	$1,193	$(28,344)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST EMERGING MARKETS EQUITY FUND		GREAT-WEST GLOBAL BOND FUND		GREAT-WEST GOVERNMENT MONEY MARKET FUND		GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST INTERNATIONAL VALUE FUND		GREAT-WEST LARGE CAP GROWTH FUND
	(1)

INVESTMENT INCOME:
Dividends	$17	$	121,094	$	145,671	$	1,103	$	72,240	$	551

NET INVESTMENT INCOME (LOSS)	17		121,094		145,671		1,103		72,240		551

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares			(120,835)				302		16,385		13,181
Realized gain distributions			17,450				718		1,028,449		42,206

Net realized gain (loss) on investments	0		(103,385)		0		1,020		1,044,834		55,387

Change in net unrealized appreciation (depreciation) on investments	32		(21,154)				(9,242)		(2,000,998)		(57,932)

Net realized and unrealized gain (loss) on investments	32		(124,539)		0		(8,222)		(956,164)		(2,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49	$	(3,445)	$	145,671	$	(7,119)	$	(883,924)	$	(1,994)

	(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2015 FUND	GREAT-WEST LIFETIME 2020 FUND	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2030 FUND	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2040 FUND

INVESTMENT INCOME:
Dividends	$33,724	$12,767	$47,013	$32,549	$26,457	$18,311

NET INVESTMENT INCOME (LOSS)	33,724	12,767	47,013	32,549	26,457	18,311

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	14,771	1,273	47,246	1,130	12,885	(6,062)
Realized gain distributions	60,350	12,122	113,832	46,978	127,204	27,574

Net realized gain (loss) on investments	75,121	13,395	161,078	48,108	140,089	21,512

Change in net unrealized appreciation (depreciation) on investments	(194,154)	(59,202)	(337,308)	(180,929)	(320,459)	(115,822)

Net realized and unrealized gain (loss) on investments	(119,033)	(45,807)	(176,230)	(132,821)	(180,370)	(94,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(85,309)	$(33,040)	$(129,217)	$(100,272)	$(153,913)	$(75,999)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2045 FUND	GREAT-WEST LIFETIME 2050 FUND	GREAT-WEST LIFETIME 2055 FUND		GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MID CAP VALUE FUND	GREAT-WEST MODERATE PROFILE FUND

INVESTMENT INCOME:
Dividends	$8,370	$6,679	$2,833	$		$4,123	$8,151

NET INVESTMENT INCOME (LOSS)	8,370	6,679	2,833		0	4,123	8,151

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	14,738	1,394	580		1,475	27	(394)
Realized gain distributions	38,335	10,589	12,983		21,272	2,330	18,037

Net realized gain (loss) on investments	53,073	11,983	13,563		22,747	2,357	17,643

Change in net unrealized appreciation (depreciation) on investments	(107,438)	(44,541)	(35,180)		(161,852)	(16,628)	(44,833)

Net realized and unrealized gain (loss) on investments	(54,365)	(32,558)	(21,617)		(139,105)	(14,271)	(27,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(45,995)	$(25,879)	$(18,784)		$(139,105)	$(10,148)	$(19,039)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND	GREAT-WEST MULTI-SECTOR BOND FUND	GREAT-WEST REAL ESTATE INDEX FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND

INVESTMENT INCOME:
Dividends	$2,168	$2,445	$14,683	$2,720	$9,869	$2,053

NET INVESTMENT INCOME (LOSS)	2,168	2,445	14,683	2,720	9,869	2,053

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	113	(33)	6,407	12	11,633	(16,629)
Realized gain distributions	6,178	3,816	3,281	3,753	94,518	17,957

Net realized gain (loss) on investments	6,291	3,783	9,688	3,765	106,151	1,328

Change in net unrealized appreciation (depreciation) on investments	(15,179)	(11,164)	(45,222)	(19,266)	(323,188)	(19,264)

Net realized and unrealized gain (loss) on investments	(8,888)	(7,381)	(35,534)	(15,501)	(217,037)	(17,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,720)	$(4,936)	$(20,851)	$(12,781)	$(207,168)	$(15,883)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL CAP GROWTH FUND		GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND		GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND		GREAT-WEST U.S. GOVERNMENT SECURITIES FUND		INVESCO V.I. CORE EQUITY FUND
			(1)

INVESTMENT INCOME:
Dividends	$143,678	$		$	5,154	$	3,399	$	63,321	$	1,646

NET INVESTMENT INCOME (LOSS)	143,678		0		5,154		3,399		63,321		1,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(11,424)		2,882		8,091		163,316		(37,973)		(29,735)
Realized gain distributions					94,944		214,370				11,786

Net realized gain (loss) on investments	(11,424)		2,882		103,035		377,686		(37,973)		(17,949)

Change in net unrealized appreciation (depreciation) on investments	(89,020)				(272,081)		(428,922)		(11,748)		(1,664)

Net realized and unrealized gain (loss) on investments	(100,444)		2,882		(169,046)		(51,236)		(49,721)		(19,613)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,234	$	2,882	$	(163,892)	$	(47,837)	$	13,600	$	(17,967)

	(1) For the period June 11, 2018 to July 13, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. HEALTH CARE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND		INVESCO V.I. TECHNOLOGY FUND	JANUS HENDERSON VIT BALANCED PORTFOLIO

INVESTMENT INCOME:
Dividends	$60,962	$		$73,520	$1,153	$		$46,506

NET INVESTMENT INCOME (LOSS)	60,962		0	73,520	1,153		0	46,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	12,491		265	39,306	(639)		13,308	138,255
Realized gain distributions	19,064		11,184	24,898	31,910		6,540	56,582

Net realized gain (loss) on investments	31,555		11,449	64,204	31,271		19,848	194,837

Change in net unrealized appreciation (depreciation) on investments	(191,911)		(10,473)	(673,676)	(58,430)		(16,559)	(240,131)

Net realized and unrealized gain (loss) on investments	(160,356)		976	(609,472)	(27,159)		3,289	(45,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(99,394)		$976	$(535,952)	$(26,006)		$3,289	$1,212

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO	JANUS HENDERSON VIT FORTY PORTFOLIO	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO	JANUS HENDERSON VIT OVERSEAS PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$58,472	$39,393	$9,779	$7,427	$1,016	$

NET INVESTMENT INCOME (LOSS)	58,472	39,393	9,779	7,427	1,016		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(68,879)	273,877	12,476	24,805	(55)		740
Realized gain distributions		423,236		22,423			12,019

Net realized gain (loss) on investments	(68,879)	697,113	12,476	47,228	(55)		12,759

Change in net unrealized appreciation (depreciation) on investments	2,799	(658,232)	(79,514)	(128,669)	(9,656)		(16,088)

Net realized and unrealized gain (loss) on investments	(66,080)	38,881	(67,038)	(81,441)	(9,711)		(3,329)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,608)	$78,274	$(57,259)	$(74,014)	$(8,695)		$(3,329)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
		MFS VIT III MID CAP VALUE PORTFOLIO		MFS VIT MID CAP GROWTH SERIES		MFS VIT TOTAL RETURN BOND SERIES		MFS VIT VALUE SERIES		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
		(1)		(1)

INVESTMENT INCOME:
Dividends	$		$		$	29,640	$	6,032	$	544	$	114

NET INVESTMENT INCOME (LOSS)		0		0		29,640		6,032		544		114

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares						(551)		565		(32,194)		1,322
Realized gain distributions								26,262		10,647		1,011

Net realized gain (loss) on investments		0		0		(551)		26,827		(21,547)		2,333

Change in net unrealized appreciation (depreciation) on investments		66		107		(38,366)		(72,178)		13,271		(2,502)

Net realized and unrealized gain (loss) on investments		66		107		(38,917)		(45,351)		(8,276)		(169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$66	$	107	$	(9,277)	$	(39,319)	$	(7,732)	$	(55)

	(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO	NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$5,673	$406	$3,217	$10,873	$115,953

NET INVESTMENT INCOME (LOSS)		0	5,673	406	3,217	10,873	115,953

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		10,166	139,739	427	3,998	(839)	(10,619)
Realized gain distributions		8,454	39,299	4,539	132,497

Net realized gain (loss) on investments		18,620	179,038	4,966	136,495	(839)	(10,619)

Change in net unrealized appreciation (depreciation) on investments		(25,839)	(296,631)	(10,289)	(246,455)	(14,960)	(83,547)

Net realized and unrealized gain (loss) on investments		(7,219)	(117,593)	(5,323)	(109,960)	(15,799)	(94,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(7,219)	$(111,920)	$(4,917)	$(106,743)	$(4,926)	$21,787

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INCOME FUND

INVESTMENT INCOME:
Dividends	$13,688	$92,404	$1,355	$4,206	$49,683	$3,371

NET INVESTMENT INCOME (LOSS)	13,688	92,404	1,355	4,206	49,683	3,371

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(14,665)	(14,135)	(148)	26,017	(7,716)	(43)
Realized gain distributions		43,922	4,599	20,649

Net realized gain (loss) on investments	(14,665)	29,787	4,451	46,666	(7,716)	(43)

Change in net unrealized appreciation (depreciation) on investments	(19,173)	(142,553)	(8,662)	(79,680)	(67,997)	(2,153)

Net realized and unrealized gain (loss) on investments	(33,838)	(112,766)	(4,211)	(33,014)	(75,713)	(2,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,150)	$(20,362)	$(2,856)	$(28,808)	$(26,030)	$1,175

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	PUTNAM VT INTERNATIONAL GROWTH FUND		PUTNAM VT SMALL CAP VALUE FUND		PUTNAM VT SUSTAINABLE FUTURE FUND		ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
							(1)

INVESTMENT INCOME:
Dividends	$27	$	586	$	981	$		$	3,483	$

NET INVESTMENT INCOME (LOSS)	27		586		981		0		3,483		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	120		(1,770)		4,487		150		(3,802)		18,363
Realized gain distributions	1,615		26,833		3,790				14,267		53,306

Net realized gain (loss) on investments	1,735		25,063		8,277		150		10,465		71,669

Change in net unrealized appreciation (depreciation) on investments	(13,064)		(44,547)		(10,440)		(119)		(109,921)		(104,966)

Net realized and unrealized gain (loss) on investments	(11,329)		(19,484)		(2,163)		31		(99,456)		(33,297)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,302)	$	(18,898)	$	(1,182)	$	31	$	(95,973)	$	(33,297)

	(1) For the period January 1, 2018 to May 23, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	INVESTMENT DIVISIONS
	VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND		VICTORY RS SMALL CAP GROWTH EQUITY VIP SERIES
					(1)

INVESTMENT INCOME:
Dividends	$153	$		$

NET INVESTMENT INCOME (LOSS)	153		0		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	780		(3,821)
Realized gain distributions

Net realized gain (loss) on investments	780		(3,821)		0

Change in net unrealized appreciation (depreciation) on investments	(15,003)		(268,190)		417

Net realized and unrealized gain (loss) on investments	(14,223)		(272,011)		417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,070)	$	(272,011)	$	417

	(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		ALGER SMALL CAP GROWTH PORTFOLIO				AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND			AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
		2018		2017		2018		2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$		$44	$139
Net realized gain (loss) on investments		4,521		(34,100)		1,007		5,085	767	1,798
Change in net unrealized appreciation (depreciation) on investments		7,403		129,998		(14,839)		5,141	(731)	(815)

Increase (decrease) in net assets resulting from operations		11,924		95,898		(13,832)		10,226	80	1,122

CONTRACT TRANSACTIONS:
Purchase payments received						45,000
Transfers for contract benefits and terminations		(5,185)		(20,170)		(6,284)		(987)	(4,647)	(3,799)
Net transfers		21,196		13,357		59,987		(39,012)
Contract maintenance charges		(152)		(113)		(273)		(80)	(14)	(13)

Increase (decrease) in net assets resulting from contract transactions		15,859		(6,926)		98,430		(40,079)	(4,661)	(3,812)

Total increase (decrease) in net assets		27,783		88,972		84,598		(29,853)	(4,581)	(2,690)

NET ASSETS:
Beginning of period		427,700		338,728		89,077		118,930	4,602	7,292

End of period		$455,483		$427,700		$173,675		$89,077	$21	$4,602

CHANGES IN UNITS OUTSTANDING:
Units issued		617		344		7,218		6,442		1
Units redeemed		(486)		(395)		(481)		(10,434)	(188)	(173)

Net increase (decrease)		131		(51)		6,737		(3,992)	(188)	(172)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND		AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND		AMERICAN CENTURY INVESTMENTS VP VALUE FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,104	$13,883	$664	$503	$15,172	$11,402
Net realized gain (loss) on investments	(2,539)	(208)	3,851	292	29,658	6,559
Change in net unrealized appreciation (depreciation) on investments	(34,080)	5,289	(12,711)	13,688	(134,347)	42,147

Increase (decrease) in net assets resulting from operations	(18,515)	18,964	(8,196)	14,483	(89,517)	60,108

CONTRACT TRANSACTIONS:
Purchase payments received		1			140,538	49,793
Transfers for contract benefits and terminations	(6,972)	(5,591)	(1,072)	(1,002)	(22,729)	(31,527)
Net transfers	88,290	134,952	6,004	(8,873)	34,822	192,981
Contract maintenance charges	(296)	(263)	(22)	(22)	(441)	(383)

Increase (decrease) in net assets resulting from contract transactions	81,022	129,099	4,910	(9,897)	152,190	210,864

Total increase (decrease) in net assets	62,507	148,063	(3,286)	4,586	62,673	270,972

NET ASSETS:
Beginning of period	581,506	433,443	54,821	50,235	781,624	510,652

End of period	$644,013	$581,506	$51,535	$54,821	$844,297	$781,624

CHANGES IN UNITS OUTSTANDING:
Units issued	12,621	13,938	610	10	6,841	6,240
Units redeemed	(4,833)	(1,260)	(197)	(778)	(3,475)	(1,082)

Net increase (decrease)	7,788	12,678	413	(768)	3,366	5,158

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND		AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$67	$7	$11,253	$10,636	$28,224	$20,794
Net realized gain (loss) on investments	(50)	(6,966)	260,520	256,321	117,883	33,821
Change in net unrealized appreciation (depreciation) on investments	(23,879)	9,079	(285,953)	285,213	(366,366)	395,485

Increase (decrease) in net assets resulting from operations	(23,862)	2,120	(14,180)	552,170	(220,259)	450,100

CONTRACT TRANSACTIONS:
Purchase payments received			51,906	76,669	33,234	35,181
Transfers for contract benefits and terminations	(1,154)	(16,221)	(34,831)	(32,731)	(30,469)	(31,767)
Net transfers	146,859	(23,971)	123,088	(342,575)	(102,891)	(137,660)
Contract maintenance charges	(56)	(6)	(1,131)	(857)	(566)	(691)

Increase (decrease) in net assets resulting from contract transactions	145,649	(40,198)	139,032	(299,494)	(100,692)	(134,937)

Total increase (decrease) in net assets	121,787	(38,078)	124,852	252,676	(320,951)	315,163

NET ASSETS:
Beginning of period	3,847	41,925	2,269,293	2,016,617	1,789,792	1,474,629

End of period	$125,634	$3,847	$2,394,145	$2,269,293	$1,468,841	$1,789,792

CHANGES IN UNITS OUTSTANDING:
Units issued	9,439	243	17,076	20,356	8,110	7,666
Units redeemed	(914)	(3,297)	(11,738)	(33,328)	(14,959)	(18,667)

Net increase (decrease)	8,525	(3,054)	5,338	(12,972)	(6,849)	(11,001)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS NEW WORLD FUND		BLACKROCK GLOBAL ALLOCATION VI FUND	CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
	2018	2017	2018	2018	2017
			(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$15,157	$15,713	$218	$272	$59
Net realized gain (loss) on investments	57,707	(5,140)	845	1,010	787
Change in net unrealized appreciation (depreciation) on investments	(330,745)	401,117	(2,574)	(8,144)	445

Increase (decrease) in net assets resulting from operations	(257,881)	411,690	(1,511)	(6,862)	1,291

CONTRACT TRANSACTIONS:
Purchase payments received	59,806	49,203		14,038
Transfers for contract benefits and terminations	(31,824)	(23,852)	(183)	(1,776)	(218)
Net transfers	(24,766)	50,402	22,600	27,982	13,149
Contract maintenance charges	(562)	(559)	(2)	(45)	(15)

Increase (decrease) in net assets resulting from contract transactions	2,654	75,194	22,415	40,199	12,916

Total increase (decrease) in net assets	(255,227)	486,884	20,904	33,337	14,207

NET ASSETS:
Beginning of period	1,823,016	1,336,132	0	14,207	0

End of period	$1,567,789	$1,823,016	$20,904	$47,544	$14,207

CHANGES IN UNITS OUTSTANDING:
Units issued	11,282	14,098	1,934	3,357	1,155
Units redeemed	(11,248)	(10,003)	(18)	(154)	(22)

Net increase (decrease)	34	4,095	1,916	3,203	1,133

	(1) For the period July 9, 2018 to December 31, 2018.
	(2) For the period March 24, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO				COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND				DAVIS FINANCIAL PORTFOLIO
		2018		2017		2018		2017		2018		2017
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$	278	$	614	$	520	$	276
Net realized gain (loss) on investments		8,970		1,113		10,542		16,800		6,554		3,253
Change in net unrealized appreciation (depreciation) on investments		(7,962)		5,880		(23,079)		(6,315)		(11,011)		2,047

Increase (decrease) in net assets resulting from operations		1,008		6,993		(12,259)		11,099		(3,937)		5,576

CONTRACT TRANSACTIONS:
Purchase payments received		6,068		1,561		2,499		2,501		10,847		847
Transfers for contract benefits and terminations		(1,146)		(501)		(1,080)		(1,467)		(1,163)		(373)
Net transfers		(2,761)		41,474		(772)		(63,714)		(5,775)		28,967
Contract maintenance charges		(65)		(40)		(12)		(19)		(59)		(58)

Increase (decrease) in net assets resulting from contract transactions		2,096		42,494		635		(62,699)		3,850		29,383

Total increase (decrease) in net assets		3,104		49,487		(11,624)		(51,600)		(87)		34,959

NET ASSETS:
Beginning of period		49,487		0		67,998		119,598		40,871		5,912

End of period	$	52,591	$	49,487	$	56,374	$	67,998	$	40,784	$	40,871

CHANGES IN UNITS OUTSTANDING:
Units issued		1,402		4,005		259		599		701		1,549
Units redeemed		(1,305)		(491)		(236)		(2,684)		(505)		(174)

Net increase (decrease)		97		3,514		23		(2,085)		196		1,375

		(1) For the period January 26, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		DAVIS VALUE PORTFOLIO				DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES		DELAWARE VIP SMALL CAP VALUE SERIES
		2018		2017		2018		2018		2017
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	1,006	$	832	$		$	346	$	176
Net realized gain (loss) on investments		20,314		(56,770)				1,603		1,032
Change in net unrealized appreciation (depreciation) on investments		(36,824)		85,508		(15)		(12,190)		3,151

Increase (decrease) in net assets resulting from operations		(15,504)		29,570		(15)		(10,241)		4,359

CONTRACT TRANSACTIONS:
Purchase payments received								7,020		10,000
Transfers for contract benefits and terminations		(2,072)		(3,463)		(1)		(1,651)		(1,098)
Net transfers				(248,097)		94		(15,679)		25,217
Contract maintenance charges		(10)		(35)				(99)		(79)

Increase (decrease) in net assets resulting from contract transactions		(2,082)		(251,595)		93		(10,409)		34,040

Total increase (decrease) in net assets		(17,586)		(222,025)		78		(20,650)		38,399

NET ASSETS:
Beginning of period		116,006		338,031		0		52,370		13,971

End of period	$	98,420	$	116,006	$	78	$	31,720	$	52,370

CHANGES IN UNITS OUTSTANDING:
Units issued		11		15		7		506		2,664
Units redeemed		(94)		(11,847)				(1,498)		(93)

Net increase (decrease)		(83)		(11,832)		7		(992)		2,571

		(1) For the period May 29, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		DREYFUS STOCK INDEX FUND				DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO			DWS CORE EQUITY VIP
		2018		2017		2018	2017		2017
									(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	449,486	$	403,469	$	423	$944	$	253
Net realized gain (loss) on investments		1,214,655		896,450		282	7,326		2,506
Change in net unrealized appreciation (depreciation) on investments		(2,858,477)		3,293,963		(9,353)	7,172		(994)

Increase (decrease) in net assets resulting from operations		(1,194,336)		4,593,882		(8,648)	15,442		1,765

CONTRACT TRANSACTIONS:
Purchase payments received		574,321		586,555		17,379	2,946		6,648
Transfers for contract benefits and terminations		(950,652)		(407,482)		(1,447)	(1,079)		(22,506)
Net transfers		672,882		(95,506)		31,702	(88,873)		314
Contract maintenance charges		(9,912)		(9,539)		(14)	(87)		(34)

Increase (decrease) in net assets resulting from contract transactions		286,639		74,028		47,620	(87,093)		(15,578)

Total increase (decrease) in net assets		(907,697)		4,667,910		38,972	(71,651)		(13,813)

NET ASSETS:
Beginning of period		25,894,701		21,226,791		13,069	84,720		13,813

End of period	$	24,987,004	$	25,894,701	$	52,041	$13,069	$	0

CHANGES IN UNITS OUTSTANDING:
Units issued		80,183		60,578		2,145	233		365
Units redeemed		(67,774)		(56,695)		(106)	(4,204)		(1,102)

Net increase (decrease)		12,409		3,883		2,039	(3,971)		(737)

		(1) For the period January 1, 2017 to August 11, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	DWS CROCI® U.S. VIP		DWS GLOBAL SMALL CAP VIP		DWS HIGH INCOME VIP
	2018	2017	2018	2017	2018	2017
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$7,698	$3,955	$370	$0	$5,173	$3,475
Net realized gain (loss) on investments	17,984	(19,795)	8,693	7,728	(126)	(1,025)
Change in net unrealized appreciation (depreciation) on investments	(54,923)	73,502	(5,268)	15,307	(6,627)	1,356

Increase (decrease) in net assets resulting from operations	(29,241)	57,662	3,795	23,035	(1,580)	3,806

CONTRACT TRANSACTIONS:
Purchase payments received		740		4,636	13,500	16,892
Transfers for contract benefits and terminations	(19,101)	(3,983)	(7,295)	(2,106)	(1,600)	(1,803)
Net transfers	20,557	(56,163)	(133,926)	3,185	26	(10,055)
Contract maintenance charges	(136)	(138)	(31)	(61)	(41)	(51)

Increase (decrease) in net assets resulting from contract transactions	1,320	(59,544)	(141,252)	5,654	11,885	4,983

Total increase (decrease) in net assets	(27,921)	(1,882)	(137,457)	28,689	10,305	8,789

NET ASSETS:
Beginning of period	309,401	311,283	137,457	108,768	54,724	45,935

End of period	$281,480	$309,401	$0	$137,457	$65,029	$54,724

CHANGES IN UNITS OUTSTANDING:
Units issued	3,539	1,693	240	714	766	993
Units redeemed	(3,223)	(6,226)	(5,736)	(438)	(114)	(702)

Net increase (decrease)	316	(4,533)	(5,496)	276	652	291

	(1) For the period January 1, 2018 to June 11, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	DWS SMALL CAP INDEX VIP		DWS SMALL MID CAP VALUE VIP		FEDERATED HIGH INCOME BOND FUND II
	2018	2017	2018	2017	2017
					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$65,936	$33,285	$23,823	$11,871	$1,965
Net realized gain (loss) on investments	544,504	186,357	326,748	70,578	1,088
Change in net unrealized appreciation (depreciation) on investments	(1,362,257)	501,219	(624,251)	78,095	(1,296)

Increase (decrease) in net assets resulting from operations	(751,817)	720,861	(273,680)	160,544	1,757

CONTRACT TRANSACTIONS:
Purchase payments received	20,453	45,980	21,810	34,836
Transfers for contract benefits and terminations	(158,266)	(81,712)	(87,669)	(25,541)	(289)
Net transfers	249,625	2,787,680	201,332	(18,413)	(30,101)
Contract maintenance charges	(5,750)	(3,326)	(337)	(364)	(30)

Increase (decrease) in net assets resulting from contract transactions	106,062	2,748,622	135,136	(9,482)	(30,420)

Total increase (decrease) in net assets	(645,755)	3,469,483	(138,544)	151,062	(28,663)

NET ASSETS:
Beginning of period	6,558,692	3,089,209	1,694,938	1,543,876	28,663

End of period	$5,912,937	$6,558,692	$1,556,394	$1,694,938	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	19,476	140,009	12,963	6,924	2
Units redeemed	(15,298)	(16,293)	(6,985)	(7,355)	(1,005)

Net increase (decrease)	4,178	123,716	5,978	(431)	(1,003)

	(1) For the period January 1, 2017 to August 4, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		FEDERATED KAUFMANN FUND II			FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
		2018		2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$12,939	$20,819	$356	$938
Net realized gain (loss) on investments		12,821		8,523	292,107	228,242	115,094	104,855
Change in net unrealized appreciation (depreciation) on investments		(8,023)		12,046	(495,777)	248,663	(127,070)	195,072

Increase (decrease) in net assets resulting from operations		4,798		20,569	(190,731)	497,724	(11,620)	300,865

CONTRACT TRANSACTIONS:
Purchase payments received					15,645	57,519
Transfers for contract benefits and terminations		(2,167)		(1,156)	(67,648)	(47,711)	(206,305)	(39,426)
Net transfers		5,653		52,099	32,398	29,212	166,437	(422,435)
Contract maintenance charges		(184)		(105)	(1,403)	(1,149)	(447)	(526)

Increase (decrease) in net assets resulting from contract transactions		3,302		50,838	(21,008)	37,871	(40,315)	(462,387)

Total increase (decrease) in net assets		8,100		71,407	(211,739)	535,595	(51,935)	(161,522)

NET ASSETS:
Beginning of period		136,238		64,831	2,871,987	2,336,392	790,607	952,129

End of period		$144,338		$136,238	$2,660,248	$2,871,987	$738,672	$790,607

CHANGES IN UNITS OUTSTANDING:
Units issued		558		5,193	6,918	14,778	9,677	4,997
Units redeemed		(451)		(3,126)	(7,561)	(13,888)	(11,769)	(26,168)

Net increase (decrease)		107		2,067	(643)	890	(2,092)	(21,171)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		GOLDMAN SACHS VIT MID CAP VALUE FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$12,042	$12,048	$4,188	$4,296	$678	$149
Net realized gain (loss) on investments	(4,295)	4,915	89,299	32,802	6,166	1,472
Change in net unrealized appreciation (depreciation) on investments	(12,951)	8,340	(253,140)	129,091	(12,967)	26

Increase (decrease) in net assets resulting from operations	(5,204)	25,303	(159,653)	166,189	(6,123)	1,647

CONTRACT TRANSACTIONS:
Purchase payments received			39,171	86,713	330	100
Transfers for contract benefits and terminations	(237,353)	(45,446)	(221,614)	(23,930)	(736)	(414)
Net transfers	27,317	(276,758)	275,312	(240,902)	30,483	9,391
Contract maintenance charges	(433)	(450)	(473)	(358)	(25)	(20)

Increase (decrease) in net assets resulting from contract transactions	(210,469)	(322,654)	92,396	(178,477)	30,052	9,057

Total increase (decrease) in net assets	(215,673)	(297,351)	(67,257)	(12,288)	23,929	10,704

NET ASSETS:
Beginning of period	496,134	793,485	952,385	964,673	20,908	10,204

End of period	$280,461	$496,134	$885,128	$952,385	$44,837	$20,908

CHANGES IN UNITS OUTSTANDING:
Units issued	2,636	4,963	6,673	2,411	2,185	1,375
Units redeemed	(12,466)	(20,116)	(5,110)	(6,229)	(280)	(750)

Net increase (decrease)	(9,830)	(15,153)	1,563	(3,818)	1,905	625

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	GREAT-WEST AGGRESSIVE PROFILE FUND			GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND
	2018	2017		2017	2018	2017
		(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$29,520	$13,942	$		$3,006	$11,262
Net realized gain (loss) on investments	136,010	43,782		15,528	(19,466)	38,356
Change in net unrealized appreciation (depreciation) on investments	(294,737)	8,508		36,780	(48,351)	20,577

Increase (decrease) in net assets resulting from operations	(129,207)	66,232		52,308	(64,811)	70,195

CONTRACT TRANSACTIONS:
Purchase payments received	241,442	4,600		248,324
Transfers for contract benefits and terminations	(32,697)	(5,704)		(33,458)	(191,148)	(36,495)
Net transfers	339,007	600,854		(779,393)	54,777	(230,541)
Contract maintenance charges	(680)	(264)		(360)	(485)	(689)

Increase (decrease) in net assets resulting from contract transactions	547,072	599,486		(564,887)	(136,856)	(267,725)

Total increase (decrease) in net assets	417,865	665,718		(512,579)	(201,667)	(197,530)

NET ASSETS:
Beginning of period	665,718	0		512,579	398,480	596,010

End of period	$1,083,583	$665,718		$0	$196,813	$398,480

CHANGES IN UNITS OUTSTANDING:
Units issued	53,417	73,871		15,852	1,235	1,584
Units redeemed	(5,214)	(14,852)		(37,800)	(4,459)	(7,072)

Net increase (decrease)	48,203	59,019		(21,948)	(3,224)	(5,488)

	(1) For the period July 11, 2017 to December 31, 2017.
	(2) For the period January 1, 2017 to July 11, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	GREAT-WEST BOND INDEX FUND		GREAT-WEST CONSERVATIVE PROFILE FUND			GREAT-WEST CONSERVATIVE PROFILE I FUND
	2018	2017	2018	2017		2017
				(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$26,744	$21,153	$13,422	$1,657	$
Net realized gain (loss) on investments	(5,723)	(686)	13,557	2,225		(664)
Change in net unrealized appreciation (depreciation) on investments	(31,012)	40,210	(25,786)	102		7,529

Increase (decrease) in net assets resulting from operations	(9,991)	60,677	1,193	3,984		6,865

CONTRACT TRANSACTIONS:
Purchase payments received	5,189	11,488	19,132	1,307		38,005
Transfers for contract benefits and terminations	(99,955)	(25,975)	(4,299)	(15,446)		(205,955)
Net transfers	11,412	62,083	680,483	105,997		(207,541)
Contract maintenance charges	(745)	(837)	(53)	(31)		(85)

Increase (decrease) in net assets resulting from contract transactions	(84,099)	46,759	695,263	91,827		(375,576)

Total increase (decrease) in net assets	(94,090)	107,436	696,456	95,811		(368,711)

NET ASSETS:
Beginning of period	2,070,084	1,962,648	95,811	0		368,711

End of period	$1,975,994	$2,070,084	$792,267	$95,811		$0

CHANGES IN UNITS OUTSTANDING:
Units issued	7,989	7,861	70,154	14,609		2,035
Units redeemed	(14,011)	(4,538)	(872)	(5,418)		(18,426)

Net increase (decrease)	(6,022)	3,323	69,282	9,191		(16,391)

	(1) For the period May 12, 2017 to December 31, 2017.
	(2) For the period January 1, 2017 to July 11, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	GREAT-WEST CORE BOND FUND		GREAT-WEST EMERGING MARKETS EQUITY FUND	GREAT-WEST GLOBAL BOND FUND
	2018	2017	2018	2018	2017
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$56,265	$46,068	$17	$121,094	$83,713
Net realized gain (loss) on investments	(1,495)	(1,536)		(103,385)	(31,538)
Change in net unrealized appreciation (depreciation) on investments	(83,114)	46,125	32	(21,154)	31,251

Increase (decrease) in net assets resulting from operations	(28,344)	90,657	49	(3,445)	83,426

CONTRACT TRANSACTIONS:
Purchase payments received	7,787	5,893		346,658	364,555
Transfers for contract benefits and terminations	(26,542)	(25,469)		(139,375)	(82,332)
Net transfers	66,125	(44,295)	2,036	(443,735)	402,191
Contract maintenance charges	(105)	(106)		(1,444)	(1,561)

Increase (decrease) in net assets resulting from contract transactions	47,265	(63,977)	2,036	(237,896)	682,853

Total increase (decrease) in net assets	18,921	26,680	2,085	(241,341)	766,279

NET ASSETS:
Beginning of period	2,375,540	2,348,860	0	5,014,169	4,247,890

End of period	$2,394,461	$2,375,540	$2,085	$4,772,828	$5,014,169

CHANGES IN UNITS OUTSTANDING:
Units issued	6,239	1,163	253	39,330	68,439
Units redeemed	(2,930)	(5,618)		(55,358)	(20,458)

Net increase (decrease)	3,309	(4,455)	253	(16,028)	47,981

	(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST GOVERNMENT MONEY MARKET FUND		GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST INTERNATIONAL VALUE FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$145,671	$46,298	$1,103	$942	$72,240	$40,453
Net realized gain (loss) on investments			1,020	1,847	1,044,834	188,515
Change in net unrealized appreciation (depreciation) on investments			(9,242)	6,383	(2,000,998)	687,336

Increase (decrease) in net assets resulting from operations	145,671	46,298	(7,119)	9,172	(883,924)	916,304

CONTRACT TRANSACTIONS:
Purchase payments received	5,705,272	5,214,202	1,034	4,180	89,305	65,526
Transfers for contract benefits and terminations	(730,178)	(1,893,911)	(650)	(7,847)	(60,859)	(52,415)
Net transfers	(7,257,195)	(5,717,936)	11,544	39,811	1,686,700	(260,122)
Contract maintenance charges	(8,130)	(14,927)	(26)	(28)	(1,829)	(1,324)

Increase (decrease) in net assets resulting from contract transactions	(2,290,231)	(2,412,572)	11,902	36,116	1,713,317	(248,335)

Total increase (decrease) in net assets	(2,144,560)	(2,366,274)	4,783	45,288	829,393	667,969

NET ASSETS:
Beginning of period	10,836,733	13,203,007	49,381	4,093	4,235,009	3,567,040

End of period	$8,692,173	$10,836,733	$54,164	$49,381	$5,064,402	$4,235,009

CHANGES IN UNITS OUTSTANDING:
Units issued	740,238	700,013	1,262	4,515	143,640	32,477
Units redeemed	(913,478)	(885,225)	(220)	(1,094)	(15,506)	(52,533)

Net increase (decrease)	(173,240)	(185,212)	1,042	3,421	128,134	(20,056)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST LARGE CAP GROWTH FUND		GREAT-WEST LIFETIME 2015 FUND		GREAT-WEST LIFETIME 2020 FUND
	2018	2017	2018	2017	2018	2017
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$551	$1,517	$33,724	$8,454	$12,767	$1,951
Net realized gain (loss) on investments	55,387	13,147	75,121	19,099	13,395	1,252
Change in net unrealized appreciation (depreciation) on investments	(57,932)	34,888	(194,154)	15,349	(59,202)	1,633

Increase (decrease) in net assets resulting from operations	(1,994)	49,552	(85,309)	42,902	(33,040)	4,836

CONTRACT TRANSACTIONS:
Purchase payments received	16,706	21,829	519,256	486,821	56,964	35,199
Transfers for contract benefits and terminations	(80,141)	(6,200)	(74,373)	(32,730)	(11,530)	(2,812)
Net transfers	48,994		564,487	(1)	362,936	31,941
Contract maintenance charges	(81)	(85)	(676)	(322)	(857)	(32)

Increase (decrease) in net assets resulting from contract transactions	(14,522)	15,544	1,008,694	453,768	407,513	64,296

Total increase (decrease) in net assets	(16,516)	65,096	923,385	496,670	374,473	69,132

NET ASSETS:
Beginning of period	223,566	158,470	723,613	226,943	69,132	0

End of period	$207,050	$223,566	$1,646,998	$723,613	$443,605	$69,132

CHANGES IN UNITS OUTSTANDING:
Units issued	2,171	797	107,204	43,732	36,822	8,344
Units redeemed	(2,699)	(242)	(20,963)	(3,055)	(3,096)	(2,479)

Net increase (decrease)	(528)	555	86,241	40,677	33,726	5,865

	(1) For the period January 30, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2025 FUND		GREAT-WEST LIFETIME 2030 FUND		GREAT-WEST LIFETIME 2035 FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$47,013	$27,016	$32,549	$23,076	$26,457	$8,546
Net realized gain (loss) on investments	161,078	67,998	48,108	7,194	140,089	25,714
Change in net unrealized appreciation (depreciation) on investments	(337,308)	79,203	(180,929)	37,018	(320,459)	30,524

Increase (decrease) in net assets resulting from operations	(129,217)	174,217	(100,272)	67,288	(153,913)	64,784

CONTRACT TRANSACTIONS:
Purchase payments received	578,318	565,322	230,644	401,266	359,831	194,219
Transfers for contract benefits and terminations	(62,561)	(42,485)	(30,531)	(31,133)	(34,486)	(13,842)
Net transfers	(31,187)	208,685	293,127	289,485	826,873	58,459
Contract maintenance charges	(1,830)	(1,210)	(1,663)	(607)	(1,128)	(423)

Increase (decrease) in net assets resulting from contract transactions	482,740	730,312	491,577	659,011	1,151,090	238,413

Total increase (decrease) in net assets	353,523	904,529	391,305	726,299	997,177	303,197

NET ASSETS:
Beginning of period	1,805,857	901,328	819,623	93,324	551,907	248,710

End of period	$2,159,380	$1,805,857	$1,210,928	$819,623	$1,549,084	$551,907

CHANGES IN UNITS OUTSTANDING:
Units issued	82,570	69,756	41,681	60,717	102,067	23,116
Units redeemed	(42,141)	(4,955)	(2,843)	(3,024)	(12,012)	(2,582)

Net increase (decrease)	40,429	64,801	38,838	57,693	90,055	20,534

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2040 FUND		GREAT-WEST LIFETIME 2045 FUND		GREAT-WEST LIFETIME 2050 FUND
	2018	2017	2018	2017	2018	2017
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,311	$19,447	$8,370	$5,140	$6,679	$6,057
Net realized gain (loss) on investments	21,512	19,729	53,073	19,302	11,983	1,969
Change in net unrealized appreciation (depreciation) on investments	(115,822)	15,456	(107,438)	21,325	(44,541)	18,983

Increase (decrease) in net assets resulting from operations	(75,999)	54,632	(45,995)	45,767	(25,879)	27,009

CONTRACT TRANSACTIONS:
Purchase payments received	56,472	96,965	70,211	25,726		6,916
Transfers for contract benefits and terminations	(15,220)	(12,194)	(44,485)	(6,341)	(2,904)	(2,328)
Net transfers	138,819	250,022	170,516	134,161	61,304	164,200
Contract maintenance charges	(814)	(350)	(1,321)	(386)	(94)	(65)

Increase (decrease) in net assets resulting from contract transactions	179,257	334,443	194,921	153,160	58,306	168,723

Total increase (decrease) in net assets	103,258	389,075	148,926	198,927	32,427	195,732

NET ASSETS:
Beginning of period	476,581	87,506	336,780	137,853	195,732	0

End of period	$579,839	$476,581	$485,706	$336,780	$228,159	$195,732

CHANGES IN UNITS OUTSTANDING:
Units issued	21,835	43,847	24,263	19,037	5,565	15,416
Units redeemed	(9,422)	(14,785)	(8,710)	(5,696)	(1,193)	(268)

Net increase (decrease)	12,413	29,062	15,553	13,341	4,372	15,148

	(1) For the period January 30, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2055 FUND			GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND		GREAT-WEST MID CAP VALUE FUND
	2018	2017		2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,833	$2,181	$		$604	$4,123	$3,897
Net realized gain (loss) on investments	13,563	5,468		22,747	56,945	2,357	1,965
Change in net unrealized appreciation (depreciation) on investments	(35,180)	14,247		(161,852)	19,957	(16,628)	(630)

Increase (decrease) in net assets resulting from operations	(18,784)	21,896		(139,105)	77,506	(10,148)	5,232

CONTRACT TRANSACTIONS:
Purchase payments received	22,128	21,123		22,064	14,593	45,434	25,157
Transfers for contract benefits and terminations	(3,293)	(2,533)		(11,718)	(11,510)	(4,309)	(1,932)
Net transfers	29,854	47,218		53,650	16,197	251	21,068
Contract maintenance charges	(200)	(118)		(253)	(299)	(43)	(34)

Increase (decrease) in net assets resulting from contract transactions	48,489	65,690		63,743	18,981	41,333	44,259

Total increase (decrease) in net assets	29,705	87,586		(75,362)	96,487	31,185	49,491

NET ASSETS:
Beginning of period	143,256	55,670		831,155	734,668	50,188	697

End of period	$172,961	$143,256		$755,793	$831,155	$81,373	$50,188

CHANGES IN UNITS OUTSTANDING:
Units issued	4,308	6,297		3,940	3,903	3,715	3,904
Units redeemed	(536)	(374)		(2,252)	(3,307)	(490)	(167)

Net increase (decrease)	3,772	5,923		1,688	596	3,225	3,737

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATE PROFILE FUND			GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND			GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
	2018	2017		2017	2018	2017		2017
		(1)		(2)		(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$8,151	$2,440	$		$2,168	$610	$
Net realized gain (loss) on investments	17,643	8,210		2,384	6,291	3,328		1,176
Change in net unrealized appreciation (depreciation) on investments	(44,833)	(259)		12,673	(15,179)	123		4,423

Increase (decrease) in net assets resulting from operations	(19,039)	10,391		15,057	(6,720)	4,061		5,599

CONTRACT TRANSACTIONS:
Purchase payments received	53,000	19,910		16,265	9,030	2,780		4,209
Transfers for contract benefits and terminations	(16,473)	(2,582)		(34,777)	(4,377)	(611)		(969)
Net transfers	199,206	39,121		(266,977)	59,678	13,457		(75,032)
Contract maintenance charges	(227)	(98)		(132)	(69)	(32)		(38)

Increase (decrease) in net assets resulting from contract transactions	235,506	56,351		(285,621)	64,262	15,594		(71,830)

Total increase (decrease) in net assets	216,467	66,742		(270,564)	57,542	19,655		(66,231)

NET ASSETS:
Beginning of period	66,742	0		270,564	19,655	0		66,231

End of period	$283,209	$66,742		$0	$77,197	$19,655		$0

CHANGES IN UNITS OUTSTANDING:
Units issued	26,528	25,727		3,000	6,938	9,098		712
Units redeemed	(4,714)	(19,546)		(14,564)	(1,100)	(7,303)		(3,551)

Net increase (decrease)	21,814	6,181		(11,564)	5,838	1,795		(2,839)

	(1) For the period July 11, 2017 to December 31, 2017.
	(2) For the period January 1, 2017 to July 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND			GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI-SECTOR BOND FUND
	2018	2017		2017	2018	2017
		(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,445	$895	$		$14,683	$10,038
Net realized gain (loss) on investments	3,783	1,831		2,726	9,688	(19,203)
Change in net unrealized appreciation (depreciation) on investments	(11,164)	279		(374)	(45,222)	47,567

Increase (decrease) in net assets resulting from operations	(4,936)	3,005		2,352	(20,851)	38,402

CONTRACT TRANSACTIONS:
Purchase payments received	3,000	4,163		9,902	93,852	122,177
Transfers for contract benefits and terminations	(2,678)	(903)		(1,364)	(141,974)	(277,759)
Net transfers	38,088	47,687		(40,999)	3,042	(98,868)
Contract maintenance charges	(50)	(24)		(28)	(384)	(394)

Increase (decrease) in net assets resulting from contract transactions	38,360	50,923		(32,489)	(45,464)	(254,844)

Total increase (decrease) in net assets	33,424	53,928		(30,137)	(66,315)	(216,442)

NET ASSETS:
Beginning of period	53,928	0		30,137	573,196	789,638

End of period	$87,352	$53,928		$0	$506,881	$573,196

CHANGES IN UNITS OUTSTANDING:
Units issued	4,153	7,730		1,890	3,246	4,000
Units redeemed	(593)	(2,645)		(3,220)	(4,523)	(10,780)

Net increase (decrease)	3,560	5,085		(1,330)	(1,277)	(6,780)

	(1) For the period January 30, 2017 to December 31, 2017.
	(2) For the period January 1, 2017 to July 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST REAL ESTATE INDEX FUND		GREAT-WEST S&P MID CAP 400® INDEX FUND		GREAT-WEST S&P SMALL CAP 600® INDEX FUND
	2018	2017	2018	2017	2018	2017
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,720	$455	$9,869	$6,073	$2,053	$2,185
Net realized gain (loss) on investments	3,765	2,088	106,151	58,268	1,328	16,024
Change in net unrealized appreciation (depreciation) on investments	(19,266)	(386)	(323,188)	71,457	(19,264)	(2,304)

Increase (decrease) in net assets resulting from operations	(12,781)	2,157	(207,168)	135,798	(15,883)	15,905

CONTRACT TRANSACTIONS:
Purchase payments received	31,766	13,533	69,447	33,473
Transfers for contract benefits and terminations	(2,936)	(1,387)	(22,887)	(15,753)	(143,890)	(21,874)
Net transfers	115,920	48,531	408,350	567,485	32,220	19,126
Contract maintenance charges	(46)	(23)	(700)	(590)	(243)	(191)

Increase (decrease) in net assets resulting from contract transactions	144,704	60,654	454,210	584,615	(111,913)	(2,939)

Total increase (decrease) in net assets	131,923	62,811	247,042	720,413	(127,796)	12,966

NET ASSETS:
Beginning of period	62,811	0	1,140,631	420,218	141,874	128,908

End of period	$194,734	$62,811	$1,387,673	$1,140,631	$14,078	$141,874

CHANGES IN UNITS OUTSTANDING:
Units issued	12,227	5,071	33,469	43,847	2,299	1,951
Units redeemed	(1,432)	(292)	(8,932)	(6,360)	(10,685)	(2,184)

Net increase (decrease)	10,795	4,779	24,537	37,487	(8,386)	(233)

	(1) For the period January 30, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND			GREAT-WEST SMALL CAP GROWTH FUND	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
	2018	2017		2018	2018	2017
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$143,678	$92,435	$		$5,154	$14,624
Net realized gain (loss) on investments	(11,424)	738		2,882	103,035	79,995
Change in net unrealized appreciation (depreciation) on investments	(89,020)	52,048			(272,081)	156,687

Increase (decrease) in net assets resulting from operations	43,234	145,221		2,882	(163,892)	251,306

CONTRACT TRANSACTIONS:
Purchase payments received	310,155	333,886			13,015	13,271
Transfers for contract benefits and terminations	(181,394)	(104,636)		(150)	(21,707)	(21,920)
Net transfers	(2,113,095)	1,978,489		(2,727)	42,356	(20,493)
Contract maintenance charges	(2,040)	(2,224)		(5)	(330)	(366)

Increase (decrease) in net assets resulting from contract transactions	(1,986,374)	2,205,515		(2,882)	33,334	(29,508)

Total increase (decrease) in net assets	(1,943,140)	2,350,736		0	(130,558)	221,798

NET ASSETS:
Beginning of period	9,588,374	7,237,638		0	1,755,157	1,533,359

End of period	$7,645,234	$9,588,374		$0	$1,624,599	$1,755,157

CHANGES IN UNITS OUTSTANDING:
Units issued	57,670	172,554		7,772	4,740	4,421
Units redeemed	(199,743)	(14,922)		(7,772)	(3,375)	(5,333)

Net increase (decrease)	(142,073)	157,632		0	1,365	(912)

	(1) For the period June 11, 2018 to July 13, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND		GREAT-WEST U.S. GOVERNMENT SECURITIES FUND		INVESCO V.I. CORE EQUITY FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,399	$10,024	$63,321	$49,214	$1,646	$1,606
Net realized gain (loss) on investments	377,686	260,050	(37,973)	(16,297)	(17,949)	6,060
Change in net unrealized appreciation (depreciation) on investments	(428,922)	371,206	(11,748)	48,751	(1,664)	12,791

Increase (decrease) in net assets resulting from operations	(47,837)	641,280	13,600	81,668	(17,967)	20,457

CONTRACT TRANSACTIONS:
Purchase payments received	297,046	293,618		1
Transfers for contract benefits and terminations	(101,006)	(742,652)	(455,239)	(155,168)	(147,837)	(26,511)
Net transfers	495,339	(78,063)	(160,502)	(198,539)	25,447	19,145
Contract maintenance charges	(1,719)	(1,680)	(1,229)	(1,615)	(249)	(212)

Increase (decrease) in net assets resulting from contract transactions	689,660	(528,777)	(616,970)	(355,321)	(122,639)	(7,578)

Total increase (decrease) in net assets	641,823	112,503	(603,370)	(273,653)	(140,606)	12,879

NET ASSETS:
Beginning of period	3,121,151	3,008,648	3,567,175	3,840,828	159,994	147,115

End of period	$3,762,974	$3,121,151	$2,963,805	$3,567,175	$19,388	$159,994

CHANGES IN UNITS OUTSTANDING:
Units issued	36,970	20,526	1,514	2,798	1,135	1,249
Units redeemed	(20,131)	(34,858)	(29,513)	(19,072)	(7,016)	(1,525)

Net increase (decrease)	16,839	(14,332)	(27,999)	(16,274)	(5,881)	(276)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

		INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND			INVESCO V.I. HEALTH CARE FUND
		2017	2018	2017		2018	2017
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$60,962	$51,523	$		$427
Net realized gain (loss) on investments			31,555	28,727		11,449	(16,791)
Change in net unrealized appreciation (depreciation) on investments			(191,911)	114,799		(10,473)	33,271

Increase (decrease) in net assets resulting from operations		0	(99,394)	195,049		976	16,907

CONTRACT TRANSACTIONS:
Purchase payments received			11,496	23,697
Transfers for contract benefits and terminations		(4)	(49,401)	(22,497)		(1,091)	(1,499)
Net transfers			(104,443)	23,768		(7,052)	(38,991)
Contract maintenance charges			(430)	(450)		(100)	(154)

Increase (decrease) in net assets resulting from contract transactions		(4)	(142,778)	24,518		(8,243)	(40,644)

Total increase (decrease) in net assets		(4)	(242,172)	219,567		(7,267)	(23,737)

NET ASSETS:
Beginning of period		4	1,713,216	1,493,649		88,372	112,109

End of period		$0	$1,471,044	$1,713,216		$81,105	$88,372

CHANGES IN UNITS OUTSTANDING:
Units issued			2,264	1,887		31	1,799
Units redeemed			(5,968)	(1,260)		(293)	(3,161)

Net increase (decrease)		0	(3,704)	627		(262)	(1,362)

	(1) For the period January 1, 2017 to January 2, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS

	INVESCO V.I. INTERNATIONAL GROWTH FUND		INVESCO V.I. MID CAP CORE EQUITY FUND			INVESCO V.I. TECHNOLOGY FUND
	2018	2017	2018	2017		2018		2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$73,520	$45,965	$1,153	$916	$		$
Net realized gain (loss) on investments	64,204	56,213	31,271	23,871		19,848		15,853
Change in net unrealized appreciation (depreciation) on investments	(673,676)	538,854	(58,430)	13,686		(16,559)		37,969

Increase (decrease) in net assets resulting from operations	(535,952)	641,032	(26,006)	38,473		3,289		53,822

CONTRACT TRANSACTIONS:
Purchase payments received	47,661	73,103		1
Transfers for contract benefits and terminations	(59,548)	(43,586)	(1,895)	(10,418)		(2,021)		(2,358)
Net transfers	217,646	(17,034)	44,394	(260,470)		(41,043)		(53,234)
Contract maintenance charges	(1,095)	(1,100)	(121)	(112)		(188)		(242)

Increase (decrease) in net assets resulting from contract transactions	204,664	11,383	42,378	(270,999)		(43,252)		(55,834)

Total increase (decrease) in net assets	(331,288)	652,415	16,372	(232,526)		(39,963)		(2,012)

NET ASSETS:
Beginning of period	3,431,746	2,779,331	179,809	412,335		169,423		171,435

End of period	$3,100,458	$3,431,746	$196,181	$179,809		$129,460		$169,423

CHANGES IN UNITS OUTSTANDING:
Units issued	26,618	23,130	2,586	4,042		98		2,031
Units redeemed	(14,637)	(22,397)	(954)	(15,611)		(1,691)		(4,548)

Net increase (decrease)	11,981	733	1,632	(11,569)		(1,593)		(2,517)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	JANUS HENDERSON VIT BALANCED PORTFOLIO		JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO		JANUS HENDERSON VIT FORTY PORTFOLIO
	2018	2017	2018	2017	2018		2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$46,506	$29,410	$58,472	$63,017	$39,393	$
Net realized gain (loss) on investments	194,837	59,481	(68,879)	(24,694)	697,113		483,142
Change in net unrealized appreciation (depreciation) on investments	(240,131)	212,693	2,799	43,380	(658,232)		361,454

Increase (decrease) in net assets resulting from operations	1,212	301,584	(7,608)	81,703	78,274		844,596

CONTRACT TRANSACTIONS:
Purchase payments received	342,161	300,167	103,001	102,679	83,210		69,458
Transfers for contract benefits and terminations	(128,529)	(54,076)	(204,353)	(57,760)	(150,243)		(69,366)
Net transfers	(306,594)	564,049	317,228	(516,983)	516,133		(2,340,257)
Contract maintenance charges	(1,490)	(1,112)	(800)	(1,127)	(2,414)		(3,535)

Increase (decrease) in net assets resulting from contract transactions	(94,452)	809,028	215,076	(473,191)	446,686		(2,343,700)

Total increase (decrease) in net assets	(93,240)	1,110,612	207,468	(391,488)	524,960		(1,499,104)

NET ASSETS:
Beginning of period	2,293,664	1,183,052	1,597,452	1,988,940	1,731,815		3,230,919

End of period	$2,200,424	$2,293,664	$1,804,920	$1,597,452	$2,256,775		$1,731,815

CHANGES IN UNITS OUTSTANDING:
Units issued	30,951	51,874	66,110	32,349	41,613		9,308
Units redeemed	(34,472)	(22,815)	(57,625)	(49,770)	(30,837)		(64,826)

Net increase (decrease)	(3,521)	29,059	8,485	(17,421)	10,776		(55,518)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO		JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO		JANUS HENDERSON VIT OVERSEAS PORTFOLIO
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$9,779	$6,453	$7,427	$1,293	$1,016	$897
Net realized gain (loss) on investments	12,476	16,944	47,228	44,746	(55)	(2,864)
Change in net unrealized appreciation (depreciation) on investments	(79,514)	152,187	(128,669)	46,427	(9,656)	16,575

Increase (decrease) in net assets resulting from operations	(57,259)	175,584	(74,014)	92,466	(8,695)	14,608

CONTRACT TRANSACTIONS:
Purchase payments received			94,558	71,609		1
Transfers for contract benefits and terminations	(38,891)	(13,747)	(17,151)	(8,615)	(1,036)	(7,250)
Net transfers	53,965	23,740	584,949	64,782		(4,309)
Contract maintenance charges	(384)	(395)	(513)	(291)	(5)	(5)

Increase (decrease) in net assets resulting from contract transactions	14,690	9,598	661,843	127,485	(1,041)	(11,563)

Total increase (decrease) in net assets	(42,569)	185,182	587,829	219,951	(9,736)	3,045

NET ASSETS:
Beginning of period	799,875	614,693	333,933	113,982	59,094	56,049

End of period	$757,306	$799,875	$921,762	$333,933	$49,358	$59,094

CHANGES IN UNITS OUTSTANDING:
Units issued	7,320	19,147	15,675	6,129	5	5
Units redeemed	(6,364)	(17,775)	(1,801)	(2,076)	(42)	(500)

Net increase (decrease)	956	1,372	13,874	4,053	(37)	(495)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO				MFS VIT III MID CAP VALUE PORTFOLIO		MFS VIT MID CAP GROWTH SERIES
		2017		2018		2017		2018		2018
		(1)						(2)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$		$
Net realized gain (loss) on investments		(11)		12,759		1,953
Change in net unrealized appreciation (depreciation) on investments		19		(16,088)		4,139		66		107

Increase (decrease) in net assets resulting from operations		8		(3,329)		6,092		66		107

CONTRACT TRANSACTIONS:
Purchase payments received		19
Transfers for contract benefits and terminations		(13)		(1,229)		(630)
Net transfers		(1,905)		57,891		1,261		2,390		2,213
Contract maintenance charges		(2)		(31)		(23)

Increase (decrease) in net assets resulting from contract transactions		(1,901)		56,631		608		2,390		2,213

Total increase (decrease) in net assets		(1,893)		53,302		6,700		2,456		2,320

NET ASSETS:
Beginning of period		1,893		27,219		20,519		0		0

End of period	$	0		$80,521		$27,219		$2,456		$2,320

CHANGES IN UNITS OUTSTANDING:
Units issued		353		4,668		2,560		253		199
Units redeemed		(538)		(204)		(2,509)

Net increase (decrease)		(185)		4,464		51		253		199

		(1) For the period January 1, 2017 to April 18, 2017.
		(2) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		MFS VIT TOTAL RETURN BOND SERIES		MFS VIT VALUE SERIES		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
		2018	2017	2018	2017	2018	2017
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	29,640	$28,728	$6,032	$5,996	$544	$427
Net realized gain (loss) on investments		(551)	(89)	26,827	13,536	(21,547)	(8,915)
Change in net unrealized appreciation (depreciation) on investments		(38,366)	(22,714)	(72,178)	28,621	13,271	39,757

Increase (decrease) in net assets resulting from operations		(9,277)	5,925	(39,319)	48,153	(7,732)	31,269

CONTRACT TRANSACTIONS:
Purchase payments received			1	21,056	4,051
Transfers for contract benefits and terminations		(8,984)	(2,830)	(5,897)	(3,846)	(82,989)	(21,098)
Net transfers		60,443	863,158	43,386	118,888	(28,035)	(20,779)
Contract maintenance charges		(442)	(146)	(283)	(250)	(144)	(169)

Increase (decrease) in net assets resulting from contract transactions		51,017	860,183	58,262	118,843	(111,168)	(42,046)

Total increase (decrease) in net assets		41,740	866,108	18,943	166,996	(118,900)	(10,777)

NET ASSETS:
Beginning of period		866,108	0	337,190	170,194	138,268	149,045

End of period	$	907,848	$866,108	$356,133	$337,190	$19,368	$138,268

CHANGES IN UNITS OUTSTANDING:
Units issued		6,206	84,925	5,705	12,644	99	207
Units redeemed		(1,158)	(362)	(1,198)	(2,163)	(3,923)	(1,792)

Net increase (decrease)		5,048	84,563	4,507	10,481	(3,824)	(1,585)

		(1) For the period August 4, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO			NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO			NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
	2018	2017		2018		2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$114	$75	$		$		$5,673	$11,322
Net realized gain (loss) on investments	2,333	1,597		18,620		(8,087)	179,038	54,068
Change in net unrealized appreciation (depreciation) on investments	(2,502)	(12)		(25,839)		51,094	(296,631)	74,208

Increase (decrease) in net assets resulting from operations	(55)	1,660		(7,219)		43,007	(111,920)	139,598

CONTRACT TRANSACTIONS:
Purchase payments received		1					13,213	24,278
Transfers for contract benefits and terminations	(4,253)	(3,647)		(91,319)		(23,078)	(14,882)	(14,389)
Net transfers				(27,478)		(117,980)	(633,985)	600,138
Contract maintenance charges	(27)	(26)		(157)		(275)	(234)	(245)

Increase (decrease) in net assets resulting from contract transactions	(4,280)	(3,672)		(118,954)		(141,333)	(635,888)	609,782

Total increase (decrease) in net assets	(4,335)	(2,012)		(126,173)		(98,326)	(747,808)	749,380

NET ASSETS:
Beginning of period	12,404	14,416		139,161		237,487	1,461,552	712,172

End of period	$8,069	$12,404		$12,988		$139,161	$713,744	$1,461,552

CHANGES IN UNITS OUTSTANDING:
Units issued		1		92		291	947	31,044
Units redeemed	(150)	(141)		(5,293)		(6,867)	(24,670)	(6,897)

Net increase (decrease)	(150)	(140)		(5,201)		(6,576)	(23,723)	24,147

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO		OPPENHEIMER MAIN STREET SMALL CAP FUND/VA		PIMCO VIT HIGH YIELD PORTFOLIO
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$406	$37	$3,217	$6,687	$10,873	$14,053
Net realized gain (loss) on investments	4,966	961	136,495	54,113	(839)	(10,106)
Change in net unrealized appreciation (depreciation) on investments	(10,289)	1,113	(246,455)	10,148	(14,960)	16,526

Increase (decrease) in net assets resulting from operations	(4,917)	2,111	(106,743)	70,948	(4,926)	20,473

CONTRACT TRANSACTIONS:
Purchase payments received			240,398	245,892	35,095
Transfers for contract benefits and terminations	(1,055)	(94)	(26,301)	(21,782)	(31,346)	(43,797)
Net transfers	6,517	67,452	141,886	116,586	(71,786)	(206,065)
Contract maintenance charges	(98)	(9)	(495)	(445)	(200)	(288)

Increase (decrease) in net assets resulting from contract transactions	5,364	67,349	355,488	340,251	(68,237)	(250,150)

Total increase (decrease) in net assets	447	69,460	248,745	411,199	(73,163)	(229,677)

NET ASSETS:
Beginning of period	76,736	7,276	664,303	253,104	253,653	483,330

End of period	$77,183	$76,736	$913,048	$664,303	$180,490	$253,653

CHANGES IN UNITS OUTSTANDING:
Units issued	241	2,249	31,433	45,795	1,498	1,473
Units redeemed	(87)	(204)	(3,361)	(16,017)	(4,333)	(12,341)

Net increase (decrease)	154	2,045	28,072	29,778	(2,835)	(10,868)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$115,953	$73,349	$13,688	$17,982	$92,404	$71,999
Net realized gain (loss) on investments	(10,619)	(6,706)	(14,665)	(4,001)	29,787	(8,136)
Change in net unrealized appreciation (depreciation) on investments	(83,547)	5,835	(19,173)	14,384	(142,553)	105,918

Increase (decrease) in net assets resulting from operations	21,787	72,478	(20,150)	28,365	(20,362)	169,781

CONTRACT TRANSACTIONS:
Purchase payments received				7,125	77,185	20,973
Transfers for contract benefits and terminations	(125,888)	(98,403)	(9,327)	(11,346)	(78,599)	(63,868)
Net transfers	485,489	909,592	(600,599)	497,444	(105,258)	90,490
Contract maintenance charges	(2,587)	(2,022)	(237)	(287)	(785)	(809)

Increase (decrease) in net assets resulting from contract transactions	357,014	809,167	(610,163)	492,936	(107,457)	46,786

Total increase (decrease) in net assets	378,801	881,645	(630,313)	521,301	(127,819)	216,567

NET ASSETS:
Beginning of period	5,744,097	4,862,452	1,140,541	619,240	3,672,788	3,456,221

End of period	$6,122,898	$5,744,097	$510,228	$1,140,541	$3,544,969	$3,672,788

CHANGES IN UNITS OUTSTANDING:
Units issued	36,527	63,603	1,919	35,060	6,997	8,414
Units redeemed	(12,862)	(9,635)	(36,985)	(6,801)	(12,537)	(6,037)

Net increase (decrease)	23,665	53,968	(35,066)	28,259	(5,540)	2,377

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	PIONEER REAL ESTATE SHARES VCT PORTFOLIO		PUTNAM VT EQUITY INCOME FUND		PUTNAM VT HIGH YIELD FUND
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,355	$627	$4,206	$7,186	$49,683	$44,876
Net realized gain (loss) on investments	4,451	1,581	46,666	23,953	(7,716)	164
Change in net unrealized appreciation (depreciation) on investments	(8,662)	(1,383)	(79,680)	41,528	(67,997)	7,982

Increase (decrease) in net assets resulting from operations	(2,856)	825	(28,808)	72,667	(26,030)	53,022

CONTRACT TRANSACTIONS:
Purchase payments received	19,638	11,201	41,864	47,891	24,713	53,143
Transfers for contract benefits and terminations	(2,095)	(1,069)	(59,209)	(15,570)	(9,975)	(11,055)
Net transfers		21,163	(65,972)	15,569	(97,536)	112,966
Contract maintenance charges	(38)	(31)	(293)	(300)	(365)	(407)

Increase (decrease) in net assets resulting from contract transactions	17,505	31,264	(83,610)	47,590	(83,163)	154,647

Total increase (decrease) in net assets	14,649	32,089	(112,418)	120,257	(109,193)	207,669

NET ASSETS:
Beginning of period	34,559	2,470	453,438	333,181	830,851	623,182

End of period	$49,208	$34,559	$341,020	$453,438	$721,658	$830,851

CHANGES IN UNITS OUTSTANDING:
Units issued	1,941	3,094	2,900	3,624	2,334	11,307
Units redeemed	(218)	(109)	(5,178)	(2,041)	(5,859)	(4,342)

Net increase (decrease)	1,723	2,985	(2,278)	1,583	(3,525)	6,965

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	PUTNAM VT INCOME FUND			PUTNAM VT INTERNATIONAL GROWTH FUND		PUTNAM VT SMALL CAP VALUE FUND
	2018		2017	2018	2017	2018	2017
			(1)				(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,371	$		$27	$72	$586	$741
Net realized gain (loss) on investments	(43)		(1)	1,735	1,015	25,063	3,125
Change in net unrealized appreciation (depreciation) on investments	(2,153)		238	(13,064)	1,388	(44,547)	2,208

Increase (decrease) in net assets resulting from operations	1,175		237	(11,302)	2,475	(18,898)	6,074

CONTRACT TRANSACTIONS:
Purchase payments received	58,232		22,986				3,645
Transfers for contract benefits and terminations	(4,927)		(1,429)	(620)	(252)	(1,057)	(1,180)
Net transfers	58,846			46,043	1,673	5,881	84,039
Contract maintenance charges	(22)		(8)	(15)	(10)	(36)	(33)

Increase (decrease) in net assets resulting from contract transactions	112,129		21,549	45,408	1,411	4,788	86,471

Total increase (decrease) in net assets	113,304		21,786	34,106	3,886	(14,110)	92,545

NET ASSETS:
Beginning of period	21,786		0	10,690	6,804	92,545	0

End of period	$135,090		$21,786	$44,796	$10,690	$78,435	$92,545

CHANGES IN UNITS OUTSTANDING:
Units issued	11,145		2,192	1,854	391	995	8,138
Units redeemed	(495)		(139)	(30)	(330)	(600)	(987)

Net increase (decrease)	10,650		2,053	1,824	61	395	7,151

	(1) For the period July 24, 2017 to December 31, 2017.
	(2) For the period January 30, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
	PUTNAM VT SUSTAINABLE FUTURE FUND			ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
	2018	2017		2018	2017	2018	2017
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$981	$776	$		$9	$3,483	$8,469
Net realized gain (loss) on investments	8,277	3,210		150	540	10,465	(38,331)
Change in net unrealized appreciation (depreciation) on investments	(10,440)	5,814		(119)	(1,014)	(109,921)	81,946

Increase (decrease) in net assets resulting from operations	(1,182)	9,800		31	(465)	(95,973)	52,084

CONTRACT TRANSACTIONS:
Purchase payments received	24,655	34,135			1	28,155	27,900
Transfers for contract benefits and terminations	(2,369)	(2,388)		(21)	(11,466)	(18,733)	(17,162)
Net transfers	(47,616)			(1,777)	(12,010)		(91,835)
Contract maintenance charges	(49)	(68)			(6)	(252)	(243)

Increase (decrease) in net assets resulting from contract transactions	(25,379)	31,679		(1,798)	(23,481)	9,170	(81,340)

Total increase (decrease) in net assets	(26,561)	41,479		(1,767)	(23,946)	(86,803)	(29,256)

NET ASSETS:
Beginning of period	114,508	73,029		1,767	25,713	1,094,493	1,123,749

End of period	$87,947	$114,508		$0	$1,767	$1,007,690	$1,094,493

CHANGES IN UNITS OUTSTANDING:
Units issued	809	1,020			1	1,406	2,246
Units redeemed	(1,435)	(79)		(120)	(1,711)	(1,064)	(6,612)

Net increase (decrease)	(626)	941		(120)	(1,710)	342	(4,366)

	(1) For the period January 1, 2018 to May 23, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	INVESTMENT DIVISIONS
		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO			VAN ECK VIP EMERGING MARKETS FUND			VAN ECK VIP GLOBAL HARD ASSETS FUND
		2018		2017	2018	2017		2018		2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$153	$194	$		$
Net realized gain (loss) on investments		71,669		16,222	780	63		(3,821)		(16,788)
Change in net unrealized appreciation (depreciation) on investments		(104,966)		140,416	(15,003)	19,367		(268,190)		28,786

Increase (decrease) in net assets resulting from operations		(33,297)		156,638	(14,070)	19,624		(272,011)		11,998

CONTRACT TRANSACTIONS:
Purchase payments received		27,462		791	2,499	2,500		13,119		5,923
Transfers for contract benefits and terminations		(25,599)		(10,615)	(1,089)	(1,214)		(11,112)		(10,493)
Net transfers		593,526		811,943	8			128,905		162,101
Contract maintenance charges		(536)		(311)	(8)	(8)		(239)		(231)

Increase (decrease) in net assets resulting from contract transactions		594,853		801,808	1,410	1,278		130,673		157,300

Total increase (decrease) in net assets		561,556		958,446	(12,660)	20,902		(141,338)		169,298

NET ASSETS:
Beginning of period		1,025,030		66,584	58,247	37,345		920,836		751,538

End of period		$1,586,586		$1,025,030	$45,587	$58,247		$779,498		$920,836

CHANGES IN UNITS OUTSTANDING:
Units issued		41,740		68,696	100	65		3,593		4,581
Units redeemed		(4,029)		(2,916)	(75)	(30)		(629)		(1,329)

Net increase (decrease)		37,711		65,780	25	35		2,964		3,252

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2018 AND 2017

		INVESTMENT DIVISIONS
		VICTORY RS SMALL CAP GROWTH EQUITY VIP SERIES
		2018
		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$
Net realized gain (loss) on investments
Change in net unrealized appreciation (depreciation) on investments		417

Increase (decrease) in net assets resulting from operations		417

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations
Net transfers		5,842
Contract maintenance charges

Increase (decrease) in net assets resulting from contract transactions		5,842

Total increase (decrease) in net assets		6,259

NET ASSETS:
Beginning of period		0

End of period	$	6,259

CHANGES IN UNITS OUTSTANDING:

Units issued		719
Units redeemed

Net increase (decrease)		719

(1)  For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2018, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Application of Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and there was no impact to the financial statements.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

Investment Division	Purchases	Sales
Alger Small Cap Growth Portfolio	$124,473	$90,145
American Century Investments VP Capital Appreciation Fund	103,068	3,795
American Century Investments VP Income & Growth Fund	337	4,661
American Century Investments VP Inflation Protection Fund	146,311	47,185
American Century Investments VP International Fund	11,779	2,770
American Century Investments VP Value Fund	306,767	139,353
American Funds IS Global Small Capitalization Fund	161,112	13,947
American Funds IS Growth Fund	687,519	281,114
American Funds IS International Fund	208,882	203,342
American Funds IS New World Fund	285,276	220,352
BlackRock Global Allocation Fund	23,666	185
Clearbridge Variable Mid Cap Portfolio	42,428	979
Clearbridge Variable Small Cap Growth Portfolio	26,528	18,494
Columbia Variable Portfolio - Small Cap Value Fund	18,038	7,127
Davis Financial Portfolio	21,533	11,782
Davis Value Portfolio	21,240	2,082
Delaware VIP International Value Equity Series	94	1
Delaware VIP Small Cap Value Series	11,088	17,008
Dreyfus Stock Index Fund	2,901,007	1,566,159
Dreyfus VIF International Equity Portfolio	49,698	1,655
DWS CROCI® U.S. VIP	81,786	50,726
DWS Global Small Cap Growth VIP	23,573	147,038
DWS High Income VIP	18,108	1,050
DWS Small Cap Index VIP	998,421	358,441
DWS Small Mid Cap Value VIP	641,864	175,199
Federated Kaufmann Fund II	26,247	12,370
Fidelity VIP Contrafund Portfolio	509,403	261,328
Fidelity VIP Growth Portfolio	353,677	270,412
Fidelity VIP Investment Grade Bond Portfolio	70,694	265,888
Fidelity VIP Mid Cap Portfolio	448,736	262,292
Goldman Sachs VIT Mid Cap Value Fund	40,973	4,091
Great-West Aggressive Profile Fund	756,003	44,064
Great-West Ariel Mid Cap Value Fund	66,094	199,686
Great-West Bond Index Fund	133,107	190,462
Great-West Conservative Profile Fund	729,736	7,370
Great-West Core Bond Fund	138,981	35,451
Great-West Emerging Markets Equity Fund	2,053	-
Great-West Global Bond Fund	651,762	751,114
Great-West Government Money Market Fund	9,351,716	11,496,275
Great-West International Index Fund	16,013	2,290
Great-West International Value Fund	2,982,379	168,373
Great-West Large Cap Growth Fund	113,663	85,428
Great-West Lifetime 2015 Fund	1,318,693	215,925
Great-West Lifetime 2025 Fund	464,206	31,804
Great-West Lifetime 2025 Fund	1,120,828	477,243
Great-West Lifetime 2030 Fund	584,143	13,039
Great-West Lifetime 2035 Fund	1,437,175	132,424
Great-West Lifetime 2040 Fund	325,066	99,924
Great-West Lifetime 2045 Fund	345,999	104,373
Great-West Lifetime 2050 Fund	88,487	12,913
Great-West Lifetime 2055 Fund	67,879	3,574
Great-West Loomis Sayles Small Cap Value Fund	173,568	88,553
Great-West Mid Cap Value Fund	51,565	3,779
Great-West Moderate Profile Fund	306,675	44,981

Investment Division	Purchases	Sales
Great-West Moderately Aggressive Profile Fund	$83,341	$10,733
Great-West Moderately Conservative Profile Fund	50,310	5,689
Great-West Multi-Sector Bond Fund	139,303	166,803
Great-West Real Estate Index Fund	161,025	9,848
Great-West S&P Mid Cap 400® Index Fund	695,678	137,081
Great-West S&P Small Cap 600® Index Fund	53,007	144,910
Great-West Short Duration Bond Fund	919,706	2,762,402
Great-West Small Cap Growth Fund	125,412	128,294
Great-West T. Rowe Price Equity Income Fund	229,205	95,773
Great-West T. Rowe Price Mid Cap Growth Fund	1,807,030	899,601
Great-West U. S. Government Securities Fund	87,137	640,786
Invesco V.I. Core Equity Fund	39,667	148,874
Invesco V.I. Global Real Estate Fund	159,949	222,701
Invesco V.I. Health Care Fund	11,895	8,954
Invesco V.I. International Growth Fund	526,740	223,658
Invesco V.I. Mid Cap Core Equity Fund	97,908	22,467
Invesco V.I. Technology Fund	8,933	45,645
Janus Henderson VIT Balanced Portfolio	1,041,964	1,033,328
Janus Henderson VIT Flexible Bond Portfolio	1,767,760	1,494,212
Janus Henderson VIT Forty Portfolio	2,456,653	1,547,338
Janus Henderson VIT Global Research Portfolio	109,853	85,384
Janus Henderson VIT Global Technology Portfolio	760,804	69,111
Janus Henderson VIT Overseas Portfolio	1,016	1,041
Lord Abbett Series Developing Growth Portfolio	71,053	2,403
MFS VIT III Mid Cap Value Portfolio	2,390	-
MFS VIT Mid Cap Growth Series	2,213	-
MFS VIT Total Return Bond Series	90,082	9,425
MFS VIT Value Series	102,239	11,683
Neuberger Berman AMT Guardian Portfolio	13,760	113,737
Neuberger Berman AMT Large Cap Value Portfolio	1,125	4,280
Neuberger Berman AMT Mid Cap Growth Portfolio	10,211	120,711
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	66,265	657,181
Neuberger Berman AMT Sustainable Equity Portfolio	13,016	2,707
Oppenheimer Main Street Small Cap Fund/VA	520,189	28,987
PIMCO VIT High Yield Portfolio	43,862	101,226
PIMCO VIT Low Duration Portfolio	643,607	170,640
PIMCO VIT Real Return Portfolio	42,883	639,358
PIMCO VIT Total Return Portfolio	261,957	233,088
Pioneer Real Estate Shares VCT Portfolio	24,413	954
Putnam VT Equity Income Fund	121,928	180,683
Putnam VT High Yield Fund	98,830	132,310
Putnam VT Income Fund	117,654	2,154
Putnam VT International Growth Fund	47,686	636
Putnam VT Small Cap Value Fund	39,237	7,030
Putnam VT Sustainable Future Fund	33,293	53,901
Royce Capital Fund - Micro-Cap Portfolio	-	1,798
Royce Capital Fund - Small-Cap Portfolio	44,638	17,718
T. Rowe Price Blue Chip Growth Portfolio	705,363	57,204
Van Eck VIP Emerging Markets Fund	4,786	3,223
Van Eck VIP Global Hard Assets Fund	159,974	29,301
Victory RS Small Cap Growth Equity VIP Series	5,842	-

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $10 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from each participant’s account equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

 COLI VUL-2 SERIES ACCOUNT OF

 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)		Investment Income Ratio	Expense Ratio	Total Return

ALGER SMALL CAP GROWTH PORTFOLIO
(Effective date 05/12/2009)
2018	3		$ 165.57	$ 455		0.00%	0.00%	1.44%
2017	3		$ 163.24	$ 428		0.00%	0.00%	28.73%
2016	3		$ 126.82	$ 339		0.00%	0.00%	6.24%
2015	3		$ 119.36	$ 327		0.00%	0.00%	(3.32) %
2014	3		$ 123.46	$ 404		0.00%	0.00%	0.43%
AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND
(Effective date 04/24/2014)
2018	13		$ 13.24	$ 174		0.00%	0.00%	(5.20) %
2017	6		$ 13.97	$ 89		0.00%	0.00%	21.79%
2016	10		$ 11.47	$ 119		0.00%	0.00%	3.23%
2015	11		$ 11.11	$ 120		0.00%	0.00%	1.93%
2014	10		$ 10.90	$ 114		0.00%	0.00%	9.00%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2018	0	*	$ 21.00	$ 0	*	1.71%	0.00%	(6.87) %
2017	0	*	$ 24.35	$ 5		2.26%	0.00%	20.49%
2016	0	*	$ 20.20	$ 7		2.33%	0.00%	13.49%
2015	1		$ 17.77	$ 13		2.01%	0.00%	(5.63) %
2014	1		$ 18.84	$ 22		2.01%	0.00%	12.54%
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND
(Effective date 05/01/2015)
2018	64		$ 10.13	$ 644		2.92%	0.00%	(2.82) %
2017	56		$ 10.42	$ 582		2.73%	0.00%	3.67%
2016	43		$ 10.05	$ 433		0.72%	0.00%	4.39%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2018	4		$ 12.25	$ 52		1.24%	0.00%	(15.22) %
2017	4		$ 14.45	$ 55		0.94%	0.00%	31.20%
2016	5		$ 11.01	$ 50		0.98%	0.00%	(5.49) %
2015	4		$ 11.65	$ 48		0.77%	0.00%	0.75%
2014	48		$ 11.57	$ 555		1.63%	0.00%	(5.47) %
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2018	21		$ 39.86	$ 844		1.70%	0.00%	(9.15) %
2017	18		$ 43.87	$ 782		1.74%	0.00%	8.75%
2016	13		$ 40.35	$ 511		1.74%	0.00%	20.48%
2015	3		$ 33.49	$ 108		1.64%	0.00%	(3.88) %
2014	23		$ 34.84	$ 817		1.54%	0.00%	13.08%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
(Effective date 05/05/2008)
2018	9		$ 14.33	$ 126		0.09%	0.00%	(10.55) %
2017	0	*	$ 16.03	$ 4		0.15%	0.00%	25.90%
2016	3		$ 12.73	$ 42		0.21%	0.00%	2.09%
2015	6		$ 12.47	$ 78		0.00%	0.00%	0.27%
2014	12		$ 12.43	$ 144		0.13%	0.00%	2.05%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

AMERICAN FUNDS IS GROWTH FUND
(Effective date 05/05/2008)
2018	98	$ 24.44	$ 2,394	0.44%	0.00%	(0.25) %
2017	93	$ 24.50	$ 2,269	0.48%	0.00%	28.29%
2016	106	$ 19.10	$ 2,017	0.71%	0.00%	9.49%
2015	121	$ 17.44	$ 2,105	0.62%	0.00%	6.85%
2014	121	$ 16.32	$ 1,975	0.73%	0.00%	8.51%
AMERICAN FUNDS IS INTERNATIONAL FUND
(Effective date 05/05/2008)
2018	174	$ 12.54	$ 1,469	1.68%	0.00%	(13.14) %
2017	124	$ 14.44	$ 1,790	1.26%	0.00%	32.15%
2016	135	$ 10.93	$ 1,475	1.47%	0.00%	3.53%
2015	130	$ 10.55	$ 1,370	1.48%	0.00%	(4.53) %
2014	155	$ 11.05	$ 1,715	1.39%	0.00%	(2.73) %
AMERICAN FUNDS IS NEW WORLD FUND
(Effective date 04/24/2009)
2018	80	$ 19.62	$ 1,568	0.86%	0.00%	(14.04) %
2017	80	$ 22.83	$ 1,823	0.95%	0.00%	29.45%
2016	76	$ 17.64	$ 1,336	0.81%	0.00%	5.26%
2015	72	$ 16.76	$ 1,210	0.64%	0.00%	(3.14) %
2014	56	$ 17.30	$ 967	1.01%	0.00%	(7.88) %
BLACKROCK GLOBAL ALLOCATION VI FUND
(Effective date 04/29/2016)
2018	2	$ 10.91	$ 21	0.99%	0.00%	(7.34) %
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
(Effective date 04/29/2016)
2018	4	$ 10.96	$ 48	0.65%	0.00%	(12.52) %
2017	1	$ 12.54	$ 14	0.43%	0.00%	12.80%
CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO
(Effective date 04/29/2016)
2018	4	$ 14.56	$ 53	0.00%	0.00%	3.44%
2017	4	$ 14.08	$ 49	0.00%	0.00%	24.27%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
(Effective date 05/12/2009)
2018	2	$ 27.02	$ 56	0.41%	0.00%	(18.01) %
2017	2	$ 32.96	$ 68	0.63%	0.00%	14.31%
2016	4	$ 28.83	$ 120	0.72%	0.00%	33.05%
2015	10	$ 21.67	$ 206	0.86%	0.00%	(6.12) %
2014	11	$ 23.08	$ 248	0.63%	0.00%	3.27%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)		Investment Income Ratio	Expense Ratio	Total Return

DAVIS FINANCIAL PORTFOLIO
(Effective date 05/02/2005)
2018	2		$ 21.88	$ 41		1.35%	0.00%	(10.67) %
2017	2		$ 24.50	$ 41		1.05%	0.00%	21.42%
2016	0	*	$ 20.18	$ 6		0.85%	0.00%	14.25%
2015	0	*	$ 17.66	$ 7		0.74%	0.00%	2.00%
2014	1		$ 17.30	$ 11		1.08%	0.00%	12.78%
DAVIS VALUE PORTFOLIO
(Effective date 05/02/2005)
2018	5		$ 21.80	$ 98		0.87%	0.00%	(13.60) %
2017	5		$ 25.23	$ 116		0.62%	0.00%	22.63%
2016	16		$ 20.57	$ 338		1.21%	0.00%	11.88%
2015	19		$ 18.39	$ 348		0.77%	0.00%	1.60%
2014	20		$ 18.10	$ 371		0.94%	0.00%	6.03%
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
(Effective date 04/29/2016)
2018	0	*	$ 11.14	$ 0	*	0.00%	0.00%	(17.64) %
DELAWARE VIP SMALL CAP VALUE SERIES
(Effective date 05/01/2014)
2018	3		$ 11.88	$ 32		0.61%	0.00%	(16.95) %
2017	4		$ 14.30	$ 52		0.53%	0.00%	11.76%
2016	1		$ 12.79	$ 14		0.73%	0.00%	31.07%
2015	0	*	$ 9.77	$ 5		0.00%	0.00%	(6.46) %
DREYFUS STOCK INDEX FUND
2018	1,060		$ 23.57	$ 24,987		1.67%	0.00%	(4.64) %
2017	1,048		$ 24.72	$ 25,895		1.72%	0.00%	21.54%
2016	1,044		$ 20.34	$ 21,227		2.02%	0.00%	11.71%
2015	1,089		$ 18.20	$ 19,827		1.84%	0.00%	1.11%
2014	1,089		$ 18.01	$ 19,606		1.76%	0.00%	13.48%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2018	3		$ 20.12	$ 52		1.05%	0.00%	(15.72) %
2017	1		$ 23.89	$ 13		1.67%	0.00%	27.33%
2016	5		$ 18.75	$ 85		0.94%	0.00%	(5.54) %
2015	5		$ 19.85	$ 102		3.27%	0.00%	1.37%
2014	5		$ 19.58	$ 97		2.37%	0.00%	(2.64) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

DWS CROCI® U.S. VIP
(Effective date 05/02/2005)
2018	19	$ 14.44	$ 281	2.62%	0.00%	(10.50) %
2017	19	$ 16.13	$ 309	1.41%	0.00%	22.88%
2016	24	$ 13.13	$ 311	1.10%	0.00%	(4.38) %
2015	15	$ 13.73	$ 204	1.26%	0.00%	(6.87) %
2014	6	$ 14.74	$ 96	0.26%	0.00%	10.66%
DWS HIGH INCOME VIP
(Effective date 04/25/2007)
2018	4	$ 17.91	$ 65	8.15%	0.00%	(2.52) %
2017	3	$ 18.37	$ 55	6.64%	0.00%	7.50%
2016	3	$ 17.09	$ 46	5.09%	0.00%	12.87%
2015	1	$ 15.14	$ 22	4.92%	0.00%	(4.44) %
2014	6	$ 15.84	$ 93	6.21%	0.00%	1.47%
DWS SMALL CAP INDEX VIP
(Effective date 04/25/2007)
2018	272	$ 21.72	$ 5,913	0.95%	0.00%	(11.23) %
2017	268	$ 24.47	$ 6,559	0.72%	0.00%	14.33%
2016	144	$ 21.40	$ 3,089	1.07%	0.00%	21.03%
2015	151	$ 17.68	$ 2,673	0.98%	0.00%	(4.60) %
2014	147	$ 18.53	$ 2,730	0.89%	0.00%	4.75%
DWS SMALL MID CAP VALUE VIP
(Effective date 05/01/2006)
2018	70	$ 22.23	$ 1,556	1.37%	0.00%	(16.01) %
2017	64	$ 26.47	$ 1,695	0.73%	0.00%	10.52%
2016	64	$ 23.95	$ 1,544	0.60%	0.00%	16.89%
2015	81	$ 20.49	$ 1,666	0.29%	0.00%	(1.91) %
2014	80	$ 20.89	$ 1,678	0.78%	0.00%	5.56%
FEDERATED KAUFMANN FUND II
(Effective date 03/08/2010)
2018	5	$ 26.65	$ 144	0.00%	0.00%	3.84%
2017	5	$ 25.66	$ 136	0.00%	0.00%	28.33%
2016	3	$ 20.00	$ 65	0.00%	0.00%	3.66%
2015	2	$ 19.29	$ 38	0.00%	0.00%	6.37%
2014	1	$ 18.14	$ 22	0.00%	0.00%	9.74%
FIDELITY VIP CONTRAFUND PORTFOLIO
2018	81	$ 32.78	$ 2,660	0.44%	0.00%	(6.64) %
2017	82	$ 35.11	$ 2,872	0.81%	0.00%	21.59%
2016	81	$ 28.87	$ 2,336	0.62%	0.00%	7.73%
2015	85	$ 26.80	$ 2,268	0.73%	0.00%	0.42%
2014	113	$ 26.69	$ 3,018	0.75%	0.00%	11.67%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

FIDELITY VIP GROWTH PORTFOLIO
2018	32	$ 23.19	$ 739	0.03%	0.00%	(0.43) %
2017	34	$ 23.29	$ 791	0.10%	0.00%	34.82%
2016	55	$ 17.27	$ 952	0.00%	0.00%	0.55%
2015	51	$ 17.18	$ 883	0.03%	0.00%	6.90%
2014	81	$ 16.07	$ 1,306	0.00%	0.00%	10.98%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2018	13	$ 21.54	$ 280	2.33%	0.00%	(0.79) %
2017	23	$ 21.71	$ 496	1.93%	0.00%	3.99%
2016	38	$ 20.88	$ 793	2.27%	0.00%	4.48%
2015	32	$ 19.99	$ 644	2.05%	0.00%	(0.85) %
2014	40	$ 20.16	$ 810	2.04%	0.00%	5.66%
FIDELITY VIP MID CAP PORTFOLIO
2018	19	$ 46.96	$ 885	0.42%	0.00%	(14.77) %
2017	17	$ 55.10	$ 952	0.50%	0.00%	20.54%
2016	21	$ 45.71	$ 965	0.33%	0.00%	11.92%
2015	22	$ 40.85	$ 903	0.25%	0.00%	(1.63) %
2014	20	$ 41.52	$ 851	0.02%	0.00%	6.03%
GOLDMAN SACHS VIT MID CAP VALUE FUND
(Effective date 05/01/2013)
2018	3	$ 13.71	$ 45	1.57%	0.00%	(10.46) %
2017	1	$ 15.32	$ 21	0.97%	0.00%	11.07%
2016	1	$ 13.79	$ 10	1.28%	0.00%	13.53%
GREAT-WEST AGGRESSIVE PROFILE FUND
(Effective date 04/28/2017)
2018	107	$ 10.11	$ 1,084	2.98%	0.00%	(10.41) %
2017	59	$ 11.28	$ 666	2.00%	0.00%	12.80%
GREAT-WEST ARIEL MID CAP VALUE FUND
2018	4	$ 44.76	$ 197	0.69%	0.00%	(14.40) %
2017	8	$ 52.29	$ 398	2.07%	0.00%	15.01%
2016	13	$ 45.47	$ 596	1.42%	0.00%	13.05%
2015	16	$ 40.22	$ 643	1.06%	0.00%	(6.10) %
2014	25	$ 42.83	$ 1,067	1.67%	0.00%	7.80%
GREAT-WEST BOND INDEX FUND
(Effective date 04/24/2009)
2018	139	$ 14.22	$ 1,976	1.33%	0.00%	(0.41) %
2017	145	$ 14.28	$ 2,070	1.04%	0.00%	3.05%
2016	142	$ 13.86	$ 1,963	0.96%	0.00%	1.94%
2015	133	$ 13.59	$ 1,814	1.61%	0.00%	0.24%
2014	140	$ 13.56	$ 1,892	2.13%	0.00%	5.77%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

GREAT-WEST CONSERVATIVE PROFILE FUND
(Effective date 04/28/2017)
2018	78		$ 10.10	$ 792	8.65%	0.00%	(3.15) %
2017	9		$ 10.42	$ 96	1.81%	0.00%	4.24%
GREAT-WEST CORE BOND FUND
(Effective date 04/24/2009)
2018	166		$ 14.39	$ 2,394	2.39%	0.00%	(1.21) %
2017	163		$ 14.57	$ 2,376	1.95%	0.00%	3.89%
2016	168		$ 14.02	$ 2,349	3.06%	0.00%	4.70%
2015	0	*	$ 13.40	$ 6	3.65%	0.00%	(1.17) %
GREAT-WEST EMERGING MARKETS EQUITY FUND
(Effective date 04/30/2018)
2018	0	*	$ 8.24	$ 2	0.82%	0.00%	(17.55) %
GREAT-WEST GLOBAL BOND FUND
(Effective date 05/05/2008)
2018	336		$ 14.20	$ 4,773	2.55%	0.00%	(0.27) %
2017	352		$ 14.24	$ 5,014	1.77%	0.00%	1.95%
2016	304		$ 13.97	$ 4,248	1.33%	0.00%	2.98%
2015	307		$ 13.57	$ 4,170	4.13%	0.00%	(4.19) %
2014	256		$ 14.16	$ 3,628	4.86%	0.00%	0.14%
GREAT-WEST GOVERNMENT MONEY MARKET FUND
2018	656		$ 13.25	$ 8,692	1.37%	0.00%	1.39%
2017	829		$ 13.07	$ 10,837	0.38%	0.00%	0.41%
2016	1,015		$ 13.01	$ 13,203	0.00%	0.00%	0.00%
2015	830		$ 13.01	$ 10,807	0.00%	0.00%	0.00%
2014	749		$ 13.01	$ 9,740	0.00%	0.00%	0.00%
GREAT-WEST INTERNATIONAL INDEX FUND
(Effective date 05/01/2013)
2018	5		$ 11.15	$ 54	2.16%	0.00%	(13.84) %
2017	4		$ 12.94	$ 49	2.03%	0.00%	24.62%
2016	0	*	$ 10.39	$ 4	0.34%	0.00%	0.66%
2015	1		$ 10.32	$ 15	1.22%	0.00%	(1.08) %
2014	1		$ 10.43	$ 8	1.59%	0.00%	(6.21) %
GREAT-WEST INTERNATIONAL VALUE FUND
(Effective date 04/25/2007) 2018	436		$ 11.62	$ 5,064	1.55%	0.00%	(15.58) %
2017	308		$ 13.76	$ 4,235	1.03%	0.00%	26.46%
2016	328		$ 10.88	$ 3,567	0.57%	0.00%	3.88%
2015	480		$ 10.48	$ 5,028	0.87%	0.00%	6.45%
2014	379		$ 9.84	$ 3,727	0.93%	0.00%	0.92%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

GREAT-WEST LARGE CAP GROWTH FUND
(Effective date 04/24/2009)
2018	7	$ 31.53	$ 207	0.25%	0.00%	0.05%
2017	7	$ 31.51	$ 224	0.78%	0.00%	30.05%
2016	7	$ 24.23	$ 158	0.17%	0.00%	1.01%
2015	6	$ 23.99	$ 136	0.21%	0.00%	6.41%
2014	4	$ 22.55	$ 90	0.66%	0.00%	12.30%
GREAT-WEST LIFETIME 2015 FUND
(Effective date 04/21/2016)
2018	149	$ 11.08	$ 1,647	2.48%	0.00%	(4.41) %
2017	62	$ 11.59	$ 724	1.90%	0.00%	11.12%
2016	22	$ 10.43	$ 227	2.01%	0.00%	4.29%
GREAT-WEST LIFETIME 2020 FUND
(Effective date 04/29/2016)
2018	40	$ 11.20	$ 444	2.91%	0.00%	(4.95) %
2017	6	$ 11.79	$ 69	4.04%	0.00%	12.44%
GREAT-WEST LIFETIME 2025 FUND
(Effective date 04/21/2016)
2018	191	$ 11.30	$ 2,159	2.12%	0.00%	(5.74) %
2017	151	$ 11.99	$ 1,806	2.00%	0.00%	14.14%
2016	86	$ 10.51	$ 901	2.20%	0.00%	5.06%
GREAT-WEST LIFETIME 2030 FUND
(Effective date 04/29/2016)
2018	105	$ 11.50	$ 1,211	2.91%	0.00%	(6.73) %
2017	66	$ 12.33	$ 820	4.73%	0.00%	16.17%
2016	9	$ 10.61	$ 93	1.18%	0.00%	6.11%
GREAT-WEST LIFETIME 2035 FUND
(Effective date 04/21/2016)
2018	134	$ 11.55	$ 1,549	2.30%	0.00%	(7.86) %
2017	44	$ 12.54	$ 552	2.16%	0.00%	18.36%
2016	23	$ 10.60	$ 249	2.11%	0.00%	5.96%
GREAT-WEST LIFETIME 2040 FUND
(Effective date 04/29/2016)
2018	50	$ 11.68	$ 580	2.75%	0.00%	(8.75) %
2017	37	$ 12.80	$ 477	5.96%	0.00%	19.53%
2016	8	$ 10.71	$ 88	2.39%	0.00%	7.09%
GREAT-WEST LIFETIME 2045 FUND
(Effective date 04/21/2016)
2018	42	$ 11.60	$ 486	1.88%	0.00%	(9.36) %
2017	26	$ 12.80	$ 337	2.03%	0.00%	20.43%
2016	13	$ 10.63	$ 138	1.82%	0.00%	6.29%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

GREAT-WEST LIFETIME 2050 FUND
(Effective date 04/29/2016)
2018	20		$ 11.69	$ 228	2.77%	0.00%	(9.53) %
2017	15		$ 12.92	$ 196	3.54%	0.00%	20.59%
GREAT-WEST LIFETIME 2055 FUND
(Effective date 04/21/2016)
2018	15		$ 11.58	$ 173	1.61%	0.00%	(9.74) %
2017	11		$ 12.83	$ 143	1.82%	0.00%	20.80%
2016	5		$ 10.62	$ 56	1.71%	0.00%	6.21%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
2018	22		$ 35.10	$ 756	0.00%	0.00%	(16.20) %
2017	20		$ 41.89	$ 831	0.08%	0.00%	9.74%
2016	19		$ 38.17	$ 735	0.08%	0.00%	25.83%
2015	17		$ 30.34	$ 525	0.23%	0.00%	(3.47) %
2014	20		$ 31.42	$ 629	0.94%	0.00%	4.84%
GREAT-WEST MID CAP VALUE FUND
(Effective date 05/01/2015)
2018	7		$ 11.58	$ 81	4.81%	0.00%	(12.31) %
2017	4		$ 13.21	$ 50	13.64%	0.00%	16.99%
2016	0	*	$ 11.24	$ 1	1.56%	0.00%	20.29%
GREAT-WEST MODERATE PROFILE FUND
(Effective date 04/28/2017)
2018	28		$ 10.12	$ 283	3.33%	0.00%	(6.29) %
2017	6		$ 10.80	$ 67	1.51%	0.00%	7.96%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND
(Effective date 04/28/2017)
2018	8		$ 10.11	$ 77	3.06%	0.00%	(7.63) %
2017	2		$ 10.95	$ 20	1.15%	0.00%	9.49%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND
(Effective date 04/28/2017)
2018	9		$ 10.10	$ 87	2.97%	0.00%	(4.72) %
2017	5		$ 10.61	$ 54	1.43%	0.00%	6.06%
GREAT-WEST MULTI-SECTOR BOND FUND
2018	13		$ 38.01	$ 507	2.44%	0.00%	(3.11) %
2017	15		$ 39.23	$ 573	1.66%	0.00%	6.27%
2016	21		$ 36.91	$ 790	2.33%	0.00%	11.38%
2015	19		$ 33.14	$ 639	1.34%	0.00%	(6.55) %
2014	69		$ 35.46	$ 2,444	3.89%	0.00%	3.44%

(Continued)

 COLI VUL-2 SERIES ACCOUNT OF

 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return
GREAT-WEST REAL ESTATE INDEX FUND
(Effective date 05/01/2013)
2018	16		$12.50	$195	2.17%	0.00%	(4.85)%
2017	5		$13.14	$63	0.84%	0.00%	3.10%
GREAT-WEST S&P MID CAP 400® INDEX FUND
(Effective date 05/01/2013)
2018	90		$15.44	$1,388	0.69%	0.00%	(11.57)%
2017	65		$17.46	$1,141	0.66%	0.00%	15.65%
2016	28		$15.10	$420	0.61%	0.00%	19.96%
2015	24		$12.59	$300	1.65%	0.00%	(2.77)%
2014	0	*	$12.92	$2	1.39%	0.00%	9.19%
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
(Effective date 02/29/2016)
2018	1		$12.92	$14	1.20%	0.00%	(8.99)%
2017	9		$14.97	$142	1.51%	0.00%	12.75%
2016	10		$13.28	$129	1.00%	0.00%	32.77%
GREAT-WEST SHORT DURATION BOND FUND
(Effective date 04/25/2007)
2018	542		$14.10	$7,645	1.83%	0.00%	0.63%
2017	684		$14.01	$9,588	1.15%	0.00%	1.96%
2016	527		$13.74	$7,238	1.52%	0.00%	1.70%
2015	452		$13.51	$6,105	1.19%	0.00%	0.54%
2014	428		$13.44	$5,752	1.52%	0.00%	0.98%
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
2018	61		$26.74	$1,625	0.29%	0.00%	(9.52)%
2017	59		$29.56	$1,755	0.88%	0.00%	16.22%
2016	60		$25.43	$1,533	0.66%	0.00%	18.75%
2015	90		$21.42	$1,931	1.21%	0.00%	(6.89)%
2014	106		$23.00	$2,448	1.91%	0.00%	7.38%
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
2018	89		$42.43	$3,763	0.09%	0.00%	(2.33)%
2017	72		$43.44	$3,121	0.34%	0.00%	24.43%
2016	86		$34.91	$3,009	0.06%	0.00%	6.18%
2015	81		$32.88	$2,670	0.02%	0.00%	6.52%
2014	94		$30.87	$2,906	0.73%	0.00%	12.79%
GREAT-WEST U.S. GOVERNMENT SECURITIES FUND
2018	134		$22.14	$2,964	1.90%	0.00%	0.46%
2017	162		$22.04	$3,567	1.35%	0.00%	2.22%
2016	178		$21.56	$3,841	1.71%	0.00%	1.22%
2015	190		$21.30	$4,057	2.04%	0.00%	0.79%
2014	192		$21.13	$4,062	2.47%	0.00%	5.44%

(Continued)

 COLI VUL-2 SERIES ACCOUNT OF

 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

INVESCO V.I. CORE EQUITY FUND
2018	1	$21.35	$19	0.91%	0.00%	(9.40)%
2017	7	$23.57	$160	0.95%	0.00%	13.17%
2016	7	$20.82	$147	0.76%	0.00%	10.26%
2015	7	$18.88	$128	0.33%	0.00%	(5.77)%
2014	44	$20.04	$883	0.85%	0.00%	8.15%
INVESCO V.I. GLOBAL REAL ESTATE FUND
(Effective date 04/25/2007)
2018	40	$36.93	$1,471	3.70%	0.00%	(6.15)%
2017	44	$39.36	$1,713	3.23%	0.00%	13.05%
2016	43	$34.81	$1,494	1.60%	0.00%	2.04%
2015	41	$34.12	$1,402	3.73%	0.00%	(1.48)%
2014	36	$34.63	$1,242	1.61%	0.00%	14.63%
INVESCO V.I. HEALTH CARE FUND
2018	3	$30.73	$81	0.00%	0.00%	0.91%
2017	3	$30.46	$88	0.37%	0.00%	15.83%
2016	4	$26.30	$112	0.00%	0.00%	(11.46)%
2015	4	$29.70	$115	0.00%	0.00%	3.16%
2014	13	$28.79	$361	0.00%	0.00%	19.66%
INVESCO V.I. INTERNATIONAL GROWTH FUND
(Effective date 05/01/2006)
2018	203	$15.24	$3,100	2.18%	0.00%	(14.97)%
2017	191	$17.93	$3,432	1.46%	0.00%	23.00%
2016	191	$14.57	$2,779	1.43%	0.00%	(0.45)%
2015	196	$14.64	$2,873	1.61%	0.00%	(2.34)%
2014	164	$14.99	$2,456	1.50%	0.00%	0.33%
INVESCO V.I. MID CAP CORE EQUITY FUND
(Effective date 04/24/2009)
2018	9	$22.53	$196	0.57%	0.00%	(11.35)%
2017	7	$25.41	$180	0.36%	0.00%	14.92%
2016	19	$22.12	$412	0.07%	0.00%	13.43%
2015	17	$19.50	$323	0.36%	0.00%	(4.03)%
2014	17	$20.32	$346	0.04%	0.00%	4.47%
INVESCO V.I. TECHNOLOGY FUND
2018	5	$24.62	$129	0.00%	0.00%	(0.45)%
2017	7	$24.73	$169	0.00%	0.00%	35.13%
2016	9	$18.30	$171	0.00%	0.00%	(0.75)%
2015	9	$18.44	$171	0.00%	0.00%	6.81%
2014	28	$17.26	$485	0.00%	0.00%	11.07%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

JANUS HENDERSON VIT BALANCED PORTFOLIO
2018	71	$30.93	$2,200	2.09%	0.00%	0.68%
2017	75	$30.72	$2,294	1.69%	0.00%	18.43%
2016	46	$25.94	$1,183	2.26%	0.00%	4.61%
2015	37	$24.80	$910	1.67%	0.00%	0.62%
2014	48	$24.64	$1,177	1.69%	0.00%	8.50%
JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO
2018	69	$26.34	$1,805	3.63%	0.00%	(1.00)%
2017	60	$26.60	$1,597	3.13%	0.00%	3.62%
2016	77	$25.68	$1,989	2.55%	0.00%	2.47%
2015	189	$25.06	$4,725	2.16%	0.00%	0.22%
2014	233	$25.00	$5,830	3.61%	0.00%	4.91%
JANUS HENDERSON VIT FORTY PORTFOLIO
2018	50	$45.53	$2,257	1.39%	0.00%	1.98%
2017	39	$44.64	$1,732	0.00%	0.00%	30.31%
2016	94	$34.26	$3,231	0.00%	0.00%	2.20%
2015	55	$33.52	$1,855	0.68%	0.00%	12.22%
2014	27	$29.87	$801	0.17%	0.00%	8.74%
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO
2018	59	$12.93	$757	1.15%	0.00%	(6.87)%
2017	58	$13.88	$800	0.85%	0.00%	27.03%
2016	56	$10.93	$615	1.10%	0.00%	2.06%
2015	51	$10.71	$550	0.50%	0.00%	(2.29)%
2014	75	$10.96	$826	1.21%	0.00%	7.45%
JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO
(Effective date 05/05/2008)
2018	22	$42.08	$922	1.00%	0.00%	1.19%
2017	8	$41.59	$334	0.47%	0.00%	45.09%
2016	4	$28.67	$114	0.19%	0.00%	14.21%
2015	3	$25.10	$73	0.80%	0.00%	4.85%
2014	3	$23.93	$71	0.00%	0.00%	9.57%
JANUS HENDERSON VIT OVERSEAS PORTFOLIO
(Effective date 05/01/2006)
2018	2	$24.73	$49	1.76%	0.00%	(14.94)%
2017	2	$29.07	$59	1.64%	0.00%	31.12%
2016	3	$22.17	$56	4.48%	0.00%	(6.45)%
2015	3	$23.70	$76	0.42%	0.00%	(8.59)%
2014	7	$25.93	$188	5.82%	0.00%	(11.86)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
(Effective date 05/01/2015)
2018	7		$11.64	$81	0.00%	0.00%	4.88%
2017	2		$11.10	$27	0.00%	0.00%	29.92%
2016	2		$8.54	$21	0.00%	0.00%	(2.61)%
MFS VIT III MID CAP VALUE PORTFOLIO
(Effective date 04/28/2017)
2018	0	*	$9.71	$2	0.00%	0.00%	(11.45)%
MFS VIT MID CAP GROWTH SERIES
(Effective date 04/28/2017)
2018	0	*	$11.66	$2	0.00%	0.00%	1.23%
MFS VIT TOTAL RETURN BOND SERIES
(Effective date 04/28/2017)
2018	90		$10.13	$908	3.33%	0.00%	(1.08)%
2017	85		$10.24	$866	3.32%	0.00%	2.42%
MFS VIT VALUE SERIES
(Effective date 05/01/2015)
2018	30		$11.75	$356	1.61%	0.00%	(10.09)%
2017	26		$13.07	$337	2.02%	0.00%	17.66%
2016	15		$11.11	$170	3.25%	0.00%	14.08%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2018	1		$28.36	$19	0.49%	0.00%	(7.61)%
2017	5		$30.68	$138	0.31%	0.00%	25.41%
2016	6		$24.47	$149	0.55%	0.00%	8.73%
2015	7		$22.50	$153	0.73%	0.00%	(4.97)%
2014	5		$23.68	$128	0.46%	0.00%	9.02%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2018	0	*	$27.82	$8	1.08%	0.00%	(1.04)%
2017	0	*	$28.19	$12	0.56%	0.00%	13.36%
2016	1		$24.86	$14	0.70%	0.00%	27.37%
2015	1		$19.51	$17	0.70%	0.00%	(11.80)%
2014	1		$22.11	$26	0.71%	0.00%	9.89%
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO
2018	1		$22.55	$13	0.00%	0.00%	(6.41)%
2017	6		$24.09	$139	0.00%	0.00%	25.29%
2016	12		$19.23	$237	0.00%	0.00%	4.39%
2015	13		$18.42	$244	0.00%	0.00%	1.28%
2014	12		$18.18	$210	0.00%	0.00%	7.57%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
(Effective date 05/01/2006)
2018	32		$22.11	$714	0.63%	0.00%	(15.28)%
2017	56		$26.10	$1,462	1.18%	0.00%	16.74%
2016	32		$22.36	$712	0.67%	0.00%	16.17%
2015	36		$19.24	$688	0.75%	0.00%	(8.34)%
2014	40		$21.00	$837	1.12%	0.00%	13.88%
NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO
(Effective date 08/20/2001)
2018	2		$31.40	$77	0.49%	0.00%	(5.72)%
2017	2		$33.31	$77	0.32%	0.00%	18.43%
2016	0	*	$28.09	$7	0.00%	0.00%	9.86%
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
(Effective date 05/01/2015)
2018	81		$11.30	$913	0.34%	0.00%	(10.32)%
2017	53		$12.60	$664	1.25%	0.00%	14.16%
2016	23		$11.04	$253	0.01%	0.00%	18.05%
2015	0	*	$9.36	$2	0.00%	0.00%	(6.46)%
PIMCO VIT HIGH YIELD PORTFOLIO
2018	8		$23.43	$180	5.08%	0.00%	(2.65)%
2017	11		$24.07	$254	4.87%	0.00%	6.60%
2016	21		$22.58	$483	5.22%	0.00%	12.44%
2015	24		$20.08	$476	5.27%	0.00%	(1.64)%
2014	21		$20.42	$432	5.29%	0.00%	3.34%
PIMCO VIT LOW DURATION PORTFOLIO
2018	404		$15.17	$6,123	1.93%	0.00%	0.34%
2017	380		$15.12	$5,744	1.33%	0.00%	1.35%
2016	326		$14.92	$4,862	1.44%	0.00%	1.41%
2015	163		$14.71	$2,400	3.35%	0.00%	0.31%
2014	186		$14.67	$2,735	1.12%	0.00%	0.89%
PIMCO VIT REAL RETURN PORTFOLIO
2018	30		$17.26	$510	2.26%	0.00%	(2.21)%
2017	65		$17.65	$1,141	2.57%	0.00%	3.66%
2016	36		$17.02	$619	2.27%	0.00%	5.19%
2015	69		$16.18	$1,115	4.66%	0.00%	(2.71)%
2014	53		$16.63	$880	1.44%	0.00%	3.10%
PIMCO VIT TOTAL RETURN PORTFOLIO
2018	181		$19.54	$3,545	2.54%	0.00%	(0.53)%
2017	187		$19.65	$3,673	2.02%	0.00%	4.91%
2016	185		$18.73	$3,456	2.14%	0.00%	2.68%
2015	352		$18.24	$6,428	4.80%	0.00%	0.45%
2014	461		$18.16	$8,372	2.21%	0.00%	4.31%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
(Effective date 04/29/2016)
2018	5		$9.95	$49	2.89%	0.00%	(7.24)%
2017	3		$10.72	$35	2.71%	0.00%	3.50%
2016	0	*	$10.38	$2	1.07%	0.00%	3.61%
PUTNAM VT EQUITY INCOME FUND
(Effective date 04/24/2009)
2018	10		$32.88	$341	0.89%	0.00%	(8.27)%
2017	13		$35.84	$453	1.74%	0.00%	19.06%
2016	11		$30.11	$333	1.91%	0.00%	13.96%
2015	10		$26.42	$276	1.69%	0.00%	(2.79)%
2014	9		$27.18	$235	1.80%	0.00%	12.97%
PUTNAM VT HIGH YIELD FUND
(Effective date 04/24/2009)
2018	32		$22.52	$722	6.17%	0.00%	(3.59)%
2017	36		$23.36	$831	5.72%	0.00%	7.22%
2016	29		$21.78	$623	6.12%	0.00%	15.66%
2015	28		$18.83	$520	2.01%	0.00%	(5.14)%
2014	5		$19.86	$93	6.17%	0.00%	1.95%
PUTNAM VT INCOME FUND
(Effective date 10/31/2014)
2018	13		$10.63	$135	2.96%	0.00%	0.20%
2017	2		$10.61	$22	0.00%	0.00%	5.59%
PUTNAM VT INTERNATIONAL GROWTH FUND
(Effective date 04/24/2009)
2018	2		$19.78	$45	0.07%	0.00%	(18.41)%
2017	0	*	$24.24	$11	0.83%	0.00%	35.37%
2016	0	*	$17.91	$7	0.00%	0.00%	(6.47)%
PUTNAM VT SMALL CAP VALUE FUND
(Effective date 05/01/2015)
2018	8		$10.39	$78	0.63%	0.00%	(19.69)%
2017	7		$12.94	$93	0.88%	0.00%	8.15%
PUTNAM VT SUSTAINABLE FUTURE FUND
(Effective date 04/24/2009)
2018	3		$33.97	$88	0.90%	0.00%	(4.64)%
2017	3		$35.62	$115	0.87%	0.00%	10.94%
2016	2		$32.11	$73	0.69%	0.00%	13.23%
2015	1		$28.35	$34	0.00%	0.00%	(4.06)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
(Effective date 05/01/2006)
2018	56	$18.14	$1,008	0.31%	0.00%	(8.50)%
2017	55	$19.83	$1,094	0.82%	0.00%	5.10%
2016	60	$18.87	$1,124	1.70%	0.00%	20.54%
2015	60	$15.65	$946	0.38%	0.00%	(11.97)%
2014	59	$17.78	$1,053	0.00%	0.00%	2.89%
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
(Effective date 05/01/2015)
2018	110	$14.44	$1,587	0.00%	0.00%	1.65%
2017	72	$14.21	$1,025	0.00%	0.00%	35.83%
2016	6	$10.46	$67	0.00%	0.00%	0.53%
VAN ECK VIP EMERGING MARKETS FUND
(Effective date 05/05/2008)
2018	1	$40.67	$46	0.28%	0.00%	(23.49)%
2017	1	$53.15	$58	0.40%	0.00%	51.03%
2016	1	$35.20	$37	0.44%	0.00%	0.10%
2015	1	$35.14	$41	0.51%	0.00%	(13.99)%
2014	1	$40.87	$41	0.44%	0.00%	(0.41)%
VAN ECK VIP GLOBAL HARD ASSETS FUND
(Effective date 05/05/2008)
2018	19	$40.16	$779	0.00%	0.00%	(28.28)%
2017	16	$55.98	$921	0.00%	0.00%	(1.70)%
2016	13	$56.95	$752	0.43%	0.00%	43.71%
2015	18	$39.63	$719	0.03%	0.00%	(33.45)%
2014	10	$59.54	$623	0.09%	0.00%	(19.11)%
VICTORY RS SMALL CAP GROWTH EQUITY VIP SERIES
(Effective date 04/30/2018)
2018	1	$8.71	$6	0.00%	0.00%	(12.97)%

(Concluded)

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of COLI VUL-2 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2018, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2018, the results of their operations, and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2019

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

Investment division	Statement of assets and liabilities	Statement of operations	Statements of changes in net assets

ALGER SMALL CAP GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN CENTURY INVESTMENTS VP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN FUNDS IS GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN FUNDS IS INTERNATIONAL FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

AMERICAN FUNDS IS NEW WORLD FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

BLACKROCK GLOBAL ALLOCATION VI FUND	December 31, 2018	For the period July 9, 2018 to December 31, 2018	For the period July 9, 2018 to December 31, 2018

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period March 24, 2017 to December 31, 2017.

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period January 26, 2017 to December 31, 2017.

COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

DAVIS FINANCIAL PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DAVIS VALUE PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	December 31, 2018	For the period May 29, 2018 to December 31, 2018	For the period May 29, 2018 to December 31, 2018

DELAWARE VIP SMALL CAP VALUE SERIES	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DREYFUS STOCK INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DWS CORE EQUITY VIP	N/A	N/A	For the period January 1, 2017 to August 11, 2017

DWS CROCI® U.S. VIP	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DWS GLOBAL SMALL CAP VIP	N/A	For the period January 1, 2018 to June 11, 2018	For the period January 1, 2018 to June 11, 2018 and for the year ended December 31, 2017

DWS HIGH INCOME VIP	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DWS SMALL CAP INDEX VIP	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

DWS SMALL MID CAP VALUE VIP	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

FEDERATED HIGH INCOME BOND FUND II	N/A	N/A	For the period January 1, 2017 to August 4, 2017

FEDERATED KAUFMANN FUND II	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

FIDELITY VIP CONTRAFUND PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

FIDELITY VIP GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

FIDELITY VIP MID CAP PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GOLDMAN SACHS VIT MID CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

GREAT-WEST AGGRESSIVE PROFILE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period July 11, 2017 to December 31, 2017

GREAT-WEST AGGRESSIVE PROFILE I FUND	N/A	N/A	For the period January 1, 2017 to July 11, 2017

GREAT-WEST ARIEL MID CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST BOND INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST CONSERVATIVE PROFILE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period May 12, 2017 to December 31, 2017

GREAT-WEST CONSERVATIVE PROFILE I FUND	N/A	N/A	For the period January 1, 2017 to July 11, 2017.

GREAT-WEST CORE BOND FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST EMERGING MARKETS EQUITY FUND	December 31, 2018	For the period December 24, 2018 to December 31, 2018	For the period December 24, 2018 to December 31, 2018

GREAT-WEST GLOBAL BOND FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST GOVERNMENT MONEY MARKET FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST INTERNATIONAL INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST INTERNATIONAL VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LARGE CAP GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2015 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2020 FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period January 30, 2017 to December 31, 2017

GREAT-WEST LIFETIME 2025 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2030 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2035 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

GREAT-WEST LIFETIME 2040 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2045 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LIFETIME 2050 FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period January 30, 2017 to December 31, 2017

GREAT-WEST LIFETIME 2055 FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST MID CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST MODERATE PROFILE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period July 11, 2017 to December 31, 2017

GREAT-WEST MODERATE PROFILE I FUND	N/A	N/A	For the period January 1, 2017 to July 31, 2017.

GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period July 11, 2017 to December 31, 2017

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	N/A	N/A	For the period January 1, 2017 to July 11, 2017

GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period July 11, 2017 to December 31, 2017

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	N/A	N/A	For the period January 1, 2017 to July 11, 2017

GREAT-WEST MULTI-SECTOR BOND FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST REAL ESTATE INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period January 30, 2017 to December 31, 2017

GREAT-WEST S&P MID CAP 400® INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST S&P SMALL CAP 600® INDEX FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

GREAT-WEST SHORT DURATION BOND FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST SMALL CAP GROWTH FUND	N/A	For the period June 11, 2018 to July 13, 2018	For the period June 11, 2018 to July 13, 2018

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

GREAT-WEST U.S. GOVERNMENT SECURITIES FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. CORE EQUITY FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. DIVERSIFIED DIVIDEND FUND	N/A	N/A	For the period January 1, 2017 to January 2, 2017

INVESCO V.I. GLOBAL REAL ESTATE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. HEALTH CARE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. INTERNATIONAL GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. MID CAP CORE EQUITY FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

INVESCO V.I. TECHNOLOGY FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT BALANCED PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT FORTY PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

JANUS HENDERSON VIT OVERSEAS PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO	N/A	N/A	For the period January 1, 2017 to April 18, 2017

LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

MFS VIT III MID CAP VALUE PORTFOLIO	December 31, 2018	For the period December 24, 2018 to December 31, 2018	For the period December 24, 2018 to December 31, 2018

MFS VIT MID CAP GROWTH SERIES	December 31, 2018	For the period December 24, 2018 to December 31, 2018	For the period December 24, 2018 to December 31, 2018

MFS VIT TOTAL RETURN BOND SERIES	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period August 4, 2017 to December 31, 2017

MFS VIT VALUE SERIES	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PIMCO VIT HIGH YIELD PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PIMCO VIT LOW DURATION PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PIMCO VIT REAL RETURN PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PIMCO VIT TOTAL RETURN PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

PIONEER REAL ESTATE SHARES VCT PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PUTNAM VT EQUITY INCOME FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PUTNAM VT HIGH YIELD FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PUTNAM VT INCOME FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period July 24, 2017 to December 31, 2017

PUTNAM VT INTERNATIONAL GROWTH FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PUTNAM VT SMALL CAP VALUE FUND	December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period January 30, 2017 to December 31, 2017

PUTNAM VT SUSTAINABLE FUTURE FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

ROYCE CAPITAL FUND—MICRO-CAP PORTFOLIO	N/A	For the period January 1, 2018 to May 23, 2018	For the period January 1, 2018 to May 23, 2018 and for the year ended December 31, 2017

ROYCE CAPITAL FUND—SMALL-CAP PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

VAN ECK VIP EMERGING MARKETS FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

VAN ECK VIP GLOBAL HARD ASSETS FUND	December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

VICTORY RS SMALL CAP GROWTH EQUITY VIP SERIES	December 31, 2018	For the period December 24, 2018 to December 31, 2018	For the period December 24, 2018 to December 31, 2018

PART C
OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).
(b)	Custodian Agreements. None.
(c)	Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly Benefits Corp Equities, Inc.) is incorporated by reference to Registrant’s Post- Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File No. 333-70963).
(d)	Policies.
	(1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
	(2)	Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
	(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post- Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).
	(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333- 70963).
	(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File Nos. 333-70963 and 811-09201).
	(6)	Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).
	(7)	Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
	(8)	Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).
	(9)	Specimen Policy Form J355rev3 is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).
	(10)	Specimen Policy Form ICC14-J355X incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to Registration Statement on Form N-6 as filed on December 19, 2014 (File No. 333-70963).
(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).
(f)	Depositor’s Certificate of Incorporation and By-Laws.
	(1)	Depositor’s Certificate of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
	(2)	By-Laws of Great-West are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
(g)	Reinsurance Contracts.

	(1)	Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).
	(2)	Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
	(3)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post- Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
	(4)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL- 4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333- 146241).
	(5)	Reinsurance Agreement between Great-West and Protective Life Insurance Company effective June 3, 2019 is filed herewith.
(h)	Participation Agreements.
	(1)	Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(2)	First Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors, Inc. dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(3)	Second Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated August 1, 2006, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
	(4)	Third Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 15, 2007, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
	(5)	Fourth Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated April 30, 2010 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(6)	Fifth Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 6, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(7)	Fund Participation Agreement among Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated September 13, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(8)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated August 17, 2006 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(9)	Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333- 70963).
(10)	Third Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated September 23, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(11)	Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(12)	First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(13)	Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and American Century Investment Services, Inc., dated May 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(14)	Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated April 26, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(15)	Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).
(16)	Fifth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated November 18, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(17)	Sixth Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(18)	Seventh Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(19)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(20)	Amendment #1 to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated September 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(21)	Amendment #2 to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated August 28, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(22)	Amendment #3 to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated April 3, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(23)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333- 70963).
(24)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated April 29, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(25)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated October 24, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(26)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(27)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(28)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust II, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(29)	Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(30)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(31)	Second Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated October 29, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(32)	Third Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated August 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(33)	Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated April 20, 2001 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed by Variable Annuity-1 Series Account of Great-West on April 24, 2001 (File No. 333-52956).
(34)	Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2003 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(35)	Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated June 2, 2003 is incorporated by reference to Post-Effective Amendment No. 10 to Variable Annuity-1 Series Account of Great-West’s Registration Statement on Form N-4, filed May 29, 2003 (File No. 333- 52956).
(36)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333- 01153).
(37)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated October 1, 2005 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(38)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated November 14, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-2 Series Account on Form N-4, filed December 30, 2011 (File No. 333-176926).
(39)	Amendment to Fund Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. dated May 7, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-6 as filed on October 22, 2014 (File No. 333-70963).
(40)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated August 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(41)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(42)	Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(43)	Amendment to Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(44)	Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(45)	Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post- Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(46)	Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).
(47)	Fifth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated January 9, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(48)	Sixth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(49)	Eighth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated November 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(50)	Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(51)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).
(52)	Second Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).
(53)	Third Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated November 20, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(54)	Fourth Amendment to Fund Participation Agreement among Great-West, Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. dated August 10, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(55)	Fund Participation Agreement among Great-West, Great-West of New York, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. dated April 28, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(56)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).
(57)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post- Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
(58)	Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(59)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(60)	Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(61)	Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(62)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(63)	Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(64)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(65)	Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(66)	Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(67)	Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(68)	Third Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(69)	Fourth Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(70)	Fifth Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated April 28, 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(71)	Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 19, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 26, 2013 (File No. 333-70963).
(72)	First Amendment to Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated July 22, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(73)	Agreement among Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(74)	Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated October 31, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(75)	Second Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated March 23, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(76)	Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Great-West Funds, Inc. dated August 2, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(77)	Fund Participation Agreement among Great-West, Great-West of New York, Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.), GW Capital Management LLC, and GWFS Equities, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(78)	Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(79)	Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(80)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(81)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(82)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post- Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(83)	Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great- West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(84)	Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated January 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(85)	Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 11, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(86)	Fund Participation Agreement among Great-West, Great-West of New York, Janus Aspen Series and Janus Distributors, LLC dated December 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(87)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc., dated April 24, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(88)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc., dated April 13, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(89)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated September 8, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(90)	First Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated August 21, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(91)	Second Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(92)	Third Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 17, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(93)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 21, 2017 (File No. 333-70963).
(94)	Amendment to Participation Agreement among Great-West, Great-West of New York, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(95)	Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(96)	Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
(97)	Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).
(98)	First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First- Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(99)	Second Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC and Allianz Global Investors Distributors, LLC dated November 5, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(100)	Participation Agreement among Great-West, Great-West of New York, Pioneeer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(101)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Putnam Variable Trust and Putnam Management Limited Partnership dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(102)	First Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Putnam Variable Trust and Putnam Management Limited Partnership, dated July 22, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(103)	Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(104)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).
(105)	Second Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(106)	Fund Participation Agreement among Great-West, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated February 1, 2002 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(107)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 10, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(108)	Second Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(109)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated August 29, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(110)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated March 17, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(111)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 11, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008 (File No. 333-70963).
(112)	Amendment No. 1 to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(113)	Amendment No. 3 to Participation Agreement among Great-West, Great-West of New York, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated August 28, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

	(114)	Participation Agreement among Great-West, Great-West of New York, Victory Variable Insurance Funds, Victory Capital Management Inc. and Victory Capital Advisers, Inc. dated May 1, 2018 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(i)	Administrative Contracts. None.
(j)	Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(k)	Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963).
(l)	Actuarial Opinion. None.
(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).
(n)	Other Opinions.
	(1)	Legal Consent of Carlton Fields, P.A. is filed herewith.
	(2)	Written consent of Deloitte & Touche LLP is filed herewith.
(o)	Omitted Financial Statements. None
(p)	Initial Capital Agreements. None.
(q)	Redeemability Exemption. None.
(r)	Powers of Attorney for Directors Bernbach, Bienfait, Coutu, A. Desmarais, P. Desmarais, Jr., Doer, Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Ryan, Jr., Selitto, Tretiak, and Walsh are incorporated by reference to Registrant’s Post- Effective Amendment No. 37 on Form N-6 filed on April 25, 2019 (File No. 333-70963).
Item 27. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
D.M. Raymond	First Canadian Place 100 King Street West Suite 7050 – 70th Floor Toronto, ON M5X 1C7	Director

Name	Principal Business Address	Positions and Offices with Depositor
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
S.C. Sipple	(2)	President, Great-West Investments
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
S.M. Sanchez	(2)	Chief Human Resources Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
J.F. Bevacqua	(2)	Chief Risk Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
R.G. Capone	(2)	Senior Vice President, GWI Sales
J.E. Brown	(2)	Senior Vice President, Separate Accounts
S.E. Jenks	(2)	Senior Vice President, Marketing
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President, Product Management
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President, Empower Retirement Products
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
(1)    100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)    8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)    8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)    Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2018
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2018
I.	OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.11% - Power Corporation of Canada
The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2018 417,101,146 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 905,648,866.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 48,697,962 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 535,343,012 or 59.11% of the total voting rights attached to the shares of PCC.
II.	OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017 I, LLC
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% EverWest Real Estate Investors, LLC
100.0% EverWest Advisors, LLC
100.0% EverWest Advisors AZ, LLC
100.0% EW Manager LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% - 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership ((99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% - 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership ((99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
24.99% - 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
73.57% - London Reinsurance Group, Inc. (26.43% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.

100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
24.99% - 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)
10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life Dublin dac
100.0% -CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - ILP Pension Trustees DAC
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Stephen Court Limited
100.0% - Tredwell Associates Limited
100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life France (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - The Canada Life Insurance Company of Canada
24.99% - 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests

100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
61.412% - IGM Financial Inc. (direct and indirect 65.246%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - 10206903 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
100.0% - MGELS Fund Management (Canada) Ltd.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.5% - Portag3 Ventures LP
26.79% - Springboard LP
53.0% - Springboard LP
83.2% - WealthSimple Financial Corp.
29.3% - Springboard II LP
19.8% - Personal Capital Corporation
33.3% - Portag3 Ventures II Affiliates LP
46.96% - Portag3 ventures II LP
E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG
50.83% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
11.8% - Pernod Ricard (7.5% in capital)
17.6% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex
90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lamber

0.1% - GEA
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.5% - Imerys (53.8% in capital)
100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
1.0% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - GBL Verwaltung SA.
Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.24% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.6% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
9.4% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital
10.8% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS

22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
78.4% - PrimeStone Capital Fund ICAV
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Sienna Capital International Ltd.
34.9% - KKR Sigma Co-Invest II L.P.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
21.2% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital
7.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
F.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - GP interest in Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
G.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.

100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
14.88% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
64.0% - Potentia MN Solar Fund I, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
54.8% - Eagle Creek Renewable Energy, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.0% - Sternberg Lanterns, Inc.
100.0% - Fluxwerx Illumination Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
43.8% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings ULC
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Portag3 ventures II GP Inc.
100.0% - Portage3 Ventures II LP
75.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
17.96% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
22.0% - GP Strategies Corp.
11.9% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC.
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC

100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Squart Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerigue Inc.
100.0% - 10206938 Canada Inc.
100.0% - 9214470 Canada Inc.
100.0% - 10322105 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
100.0% - 10206920 Canada Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)
100.0% - 10322091 Canada Inc.
H.	Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
19.65% - Springboard L.P.
83.2% - WealthSimple Financial Corp. (81.7% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Inc.
100.0% - Wealthsimple Technologies, Inc.
100.0% - ShareOwner Mutual Fund Dealer Inc.
99.96% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd.
29.3% - Springboard II LP
63.4% - Koho Financial Inc.

100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
100.0% - 9194649 Canada Inc.
100.0% - Portag3 Ventures Participation ULC
62.9% - Portag3 Ventures L.P.
100.0% - Portag3 International Investments Inc.
26.79% - Springboard L.P.
20.0% - 11066498 Canada Inc.
20.0% - 11066510 Canada Inc.
9.41% - Collage Inc.
4.44% - dfuse Platform Inc. (EOS Canada Inc.)
4.41% - Nesto Inc.
4.22% - Breathe Life Inc.
2.59% - Dialogue Technologies Inc.
12.02% - Springboard II LP
53.46% - Springboard III, LP
68.06% - Diagram Ventures, LP
80.0% - 11066498 Canada Inc.
80.0% - 11066510 Canada Inc.
40.78% - Collage Inc.
22.97% - Nesto Inc.
24.40% - Dialogue Technologies Inc.
26.66% - dfuse Platform Inc. (EOS Canada Inc.)
21.60% - Breathe Life Inc.
33.33% - Portag3 Ventures II Affiliates L.P.
46.96% - Portag3 ventures II L.P.
100.00% - Portag3 Ventures II International Investments Inc.
46.54% - Springboard III, LP.
6.57% - Dialogue Technologies Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 29. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article:
(1)	“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2)	“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3)	“Expenses” includes counsel fees.
(4)	“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5)	“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)	Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:
	(a)	The person’s conduct was in good faith; and

	(b)	The person reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and
		(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and
	(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.
(2)	A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.
(3)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.
(4)	A corporation may not indemnify a director under this section:
	(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or
	(b)	In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:
	(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;
	(b)	The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and
	(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.
(2)	The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:
	(a)	If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.
	(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)	A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.
(2)	The determinations required by subsection (1) of this section shall be made:
	(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or
	(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.
(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:
	(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or
	(b)	By the shareholders.
(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)	Unless otherwise provided in the articles of incorporation:

(a)	An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;
(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and
(c)	A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Limitation of Indemnification of Directors.
(1)	A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.
(2)	Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
	(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 30. Principal Underwriter
(a)	GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A NY, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.
(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer

Name	Principal Business Address	Positions and Offices with Underwriter
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
T.L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation.
The Depositor represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 26th day of December, 2019.
COLI VUL-2 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	December 26, 2019
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	December 26, 2019
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President & Chief Financial Officer	December 26, 2019
Andra S. Bolotin
/s/ John L. Bernbach	Director	December 26, 2019
John L. Bernbach*
/s/ Robin Bienfait	Director	December 26, 2019
Robin Bienfait*
/s/ Marcel R. Coutu	Director	December 26, 2019
Marcel R. Coutu*
/s/ André R. Desmarais	Director	December 26, 2019
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	December 26, 2019
Paul G. Desmarais, Jr.*
/s/ Gary A. Doer	Director	December 26, 2019
Gary A. Doer*
/s/ Gregory J. Fleming	Director	December 26, 2019
Gregory J. Fleming*
/s/ Claude Généreux	Director	December 26, 2019
Claude Généreux*

	Signature	Title	Date
	/s/ Alain Louvel	Director	December 26, 2019
Alain Louvel*
	/s/ Paula B. Madoff	Director	December 26, 2019
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	December 26, 2019
Paul A. Mahon*
Director
Donald M. Raymond
Director
Robert L. Reynolds
	/s/ T. Timothy Ryan, Jr.	Director	December 26, 2019
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	December 26, 2019
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	December 26, 2019
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	December 26, 2019
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	December 26, 2019
Ryan L. Logsdon